   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 1998


                                              1933 ACT REGISTRATION NO. 33-87254
                                              1940 ACT REGISTRATION NO. 811-8764
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                   FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                       PRE-EFFECTIVE AMENDMENT NO.    / /
                       POST-EFFECTIVE AMENDMENT NO. 6 /X/
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
                              AMENDMENT NO. 8 /X/
                       (Check appropriate box or boxes.)


                     PAINEWEBBER PACE SELECT ADVISORS TRUST
             (FORMERLY, MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST)
               (Exact name of registrant as specified in charter)
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, ESQ.
                    MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (Name and address of agent for service)

                                   COPIES TO:


                               JON S. RAND, ESQ.
                            WILLKIE FARR & GALLAGHER
                                 787 7TH AVENUE
                               NEW YORK, NY 10019
                                 (212) 728-8256


It is proposed that this filing will become effective (check appropriate box)


             / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on December 1 pursuant to paragraph (b) of Rule 485
             / / 60 days after filing pursuant to paragraph (a)(i) of Rule 485 / / on December 1, pursuant to paragraph (a)(i) of Rule 485
             / / 75 days after filing pursuant to paragraph (a)(ii) of Rule 485 / / on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:

             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Shares of beneficial interest, par value $0.001 per share

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                     PAINEWEBBER PACE SELECT ADVISORS TRUST
                        FORM N-1A CROSS REFERENCE SHEET

                             PART A ITEM NO.
                               AND CAPTION                                        PROSPECTUS CAPTION
           ----------------------------------------------------  ----------------------------------------------------
1.         Cover Page..........................................  Cover Page
2.         Synopsis............................................  Prospectus Summary
3.         Condensed Financial Information.....................  Trust Expenses; Financial Highlights
4.         General Description of Registrant...................  Prospectus Summary; Investment Objectives and
                                                                   Policies of the Portfolios and Risk Factors;
                                                                   General Information
5.         Management of the Fund..............................  Management; General Information
5A.        Management's Discussion of Fund
             Performance.......................................  Not applicable
6.         Capital Stock and Other Securities..................  Cover Page; Dividends and Taxes; General Information
7.         Purchase of Securities Being Offered................  Purchases; Exchanges; Valuation of Shares; Other
                                                                   Services and Information; Management
8.         Redemption or Repurchase............................  Redemptions; Other Services and Information
9.         Pending Legal Proceedings...........................  Not Applicable


                             PART B ITEM NO.
                               AND CAPTION                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
           ----------------------------------------------------  ----------------------------------------------------
10.        Cover Page..........................................  Cover Page
11.        Table of Contents...................................  Table of Contents
12.        General Information and History.....................  Other Information
13.        Investment Objectives and Policies..................  Investment Policies and Restrictions; Hedging and
                                                                   Related Strategies; Portfolio Transactions
14.        Management of the Registrant........................  Trustees and Officers; Investment Management,
                                                                   Advisory, and Distribution Arrangements
15.        Control Persons and Principal Holders of
             Securities........................................  Trustees and Officers
16.        Investment Advisory and Other Services..............  Investment Management, Advisory and Distribution
                                                                   Arrangements; Other Information
17.        Brokerage Allocation and Other Practices............  Portfolio Transactions
18.        Capital Stock and Other Securities..................  Not applicable
19.        Purchase, Redemption Pricing of Securities Being
             Offered...........................................  Additional Exchange and Redemption Information;
                                                                   Valuation of Shares
20.        Tax Status..........................................  Taxes
21.        Underwriters........................................  Investment Management, Advisory and Distribution
                                                                   Arrangements
22.        Calculation of Performance Data.....................  Performance Information
23.        Financial Statements................................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                     PAINEWEBBER PACE SELECT ADVISORS TRUST
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
--------------------------------------------------------------------------------
                       PROSPECTUS DATED DECEMBER 1, 1998

    PaineWebber PACE Select Advisors Trust (the "Trust") is an open-end, management investment company currently composed of twelve separate no-load investment portfolios (each a "Portfolio" and collectively, the "Portfolios") managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). Shares of the Portfolios currently are available only to participants in the PaineWebber PACESM Program ("PACE Program"). The PACE Program and the Trust are designed to assist you in devising an asset allocation strategy to meet your individual needs. PaineWebber, through the PACE Program, provides investment advisory services in connection with the allocation of assets among the Portfolios by: identifying your risk tolerances and investment objectives based on information provided by you; identifying and recommending, in writing, a suggested allocation of assets among the Portfolios that conforms to those tolerances and objectives; providing a monthly account statement; providing performance data on a quarterly basis; and providing a quarterly (optional) rebalancing service. See "Purchases--General--The PACE Program."

    For each Portfolio other than PACE Money Market Investments, investment advisory services are provided by an investment adviser (each an "Adviser") recommended, monitored and compensated by, and unaffiliated with, the Manager. For PACE Money Market Investments, investment advisory services are provided by Mitchell Hutchins. The Trust consists of the following twelve Portfolios:

    / /PACE MONEY MARKET INVESTMENTS

    / /PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    / /PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    / /PACE STRATEGIC FIXED INCOME INVESTMENTS

    / /PACE MUNICIPAL FIXED INCOME INVESTMENTS

    / /PACE GLOBAL FIXED INCOME INVESTMENTS

    / /PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    / /PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    / /PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    / /PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    / /PACE INTERNATIONAL EQUITY INVESTMENTS

    / /PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


    AN INVESTMENT IN PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH PACE MONEY MARKET INVESTMENTS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


    Under the PACE Program, you will pay PaineWebber a quarterly program fee ("Program Fee") at an annual rate of up to 1.50% of the value of shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction of the Program Fee. See "Purchases." As a PACE Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar investment companies without the benefit of these professional asset allocation recommendations.

    This Prospectus concisely sets forth information about the Trust that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information ("SAI"), dated December 1, 1998 (which information is incorporated by reference herein), is on file with the Securities and Exchange Commission ("SEC"). You can obtain a free copy of the SAI by calling toll-free at 1-800-647-1568, and further inquiries can be made by contacting your PaineWebber investment executive. In addition, the SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

INVESTORS SHOULD RELY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE PORTFOLIOS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE PORTFOLIOS IN ANY JURISDICTION WHERE THE PORTFOLIOS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
       OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                                CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
   --------------------------------------------------------------------------


                                           Page
                                         ---------

Prospectus Summary.....................          3

Trust Expenses.........................          8

Investment Objectives and Policies of
 the Portfolios and Risk Factors.......         12

Other Investment Policies and Risk
 Factors...............................         21

Management.............................         39

Valuation of Shares....................         45

Purchases..............................         45

Redemptions............................         46

Other Services and Information.........         47

Dividends and Taxes....................         48

Performance Information................         50

General Information....................         50

Financial Highlights...................         52

Appendix A.............................         56

Appendix B ............................         57


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                               PROSPECTUS SUMMARY

    This section summarizes certain terms and provisions of the PACE Program and the Portfolios of the Trust. Please read the rest of this Prospectus for additional important information.

    PACE PROGRAM. The PACE Program is an investment advisory service pursuant to which PaineWebber provides to you personalized asset allocation recommendations and related services based on an evaluation of your investment objectives and risk tolerances. For the services provided to you under the PACE Program, you pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction of the Program Fee. See "Purchases."

    THE TRUST. The Trust is a mutual fund which provides a convenient means of investing in a number of professionally managed portfolios. The Trust currently consists of twelve separate no-load Portfolios. The following is a summary of important features of the Portfolios.


                                     INVESTMENT                 CORE PORTFOLIO                 INVESTMENT
      PACE PORTFOLIO                  OBJECTIVE                   INVESTMENTS                    ADVISER
---------------------------  ---------------------------  ---------------------------  ---------------------------
PACE MONEY MARKET            Current income consistent    High quality money market    Mitchell Hutchins Asset
INVESTMENTS                  with preservation of         instruments                  Management Inc.
                             capital and liquidity

PACE GOVERNMENT SECURITIES   Current income               Primarily U.S. government    Pacific Investment
FIXED INCOME INVESTMENTS                                  and agency securities of     Management Company
                                                          varying maturities, as well
                                                          as mortgage-backed
                                                          securities, with a dollar-
                                                          weighted average portfolio
                                                          duration, under normal
                                                          conditions, of between one
                                                          and seven years

PACE INTERMEDIATE FIXED      Current income, consistent   Fixed income securities      Pacific Income Advisers,
INCOME INVESTMENTS           with reasonable stability    with a dollar-weighted       Inc.
                             of principal                 average portfolio duration
                                                          of between two and four and
                                                          one-half years

PACE STRATEGIC FIXED INCOME  Total return consisting of   Fixed income securities of   Pacific Investment
INVESTMENTS                  income and capital           varying maturities with a    Management Company
                             appreciation                 dollar-weighted average
                                                          portfolio duration of
                                                          between three and eight
                                                          years

PACE MUNICIPAL FIXED INCOME  High current income exempt   General obligation, revenue  Morgan Grenfell Capital
INVESTMENTS                  from federal income tax      and private activity bonds   Management, Incorporated
                                                          and notes, the interest on
                                                          which is exempt from
                                                          federal income tax, with a
                                                          dollar-weighted average
                                                          portfolio duration of
                                                          between three and seven
                                                          years

PACE GLOBAL FIXED INCOME     High total return            High-grade fixed income      Rogge Global Partners plc
INVESTMENTS                                               securities issued by
                                                          domestic and foreign
                                                          governments and
                                                          supranational entities and
                                                          private issuers located
                                                          overseas, with a dollar-
                                                          weighted average portfolio
                                                          duration of between four
                                                          and eight years

                                     INVESTMENT                 CORE PORTFOLIO                 INVESTMENT
      PACE PORTFOLIO                  OBJECTIVE                   INVESTMENTS                    ADVISER
---------------------------  ---------------------------  ---------------------------  ---------------------------
PACE LARGE COMPANY VALUE     Capital appreciation and     Equity securities, with the  Brinson Partners, Inc.
EQUITY INVESTMENTS           dividend income              majority of the Portfolio
                                                          invested in common stocks
                                                          of companies with total
                                                          market capitalization
                                                          (i.e., market value of
                                                          common stock outstanding)
                                                          of at least $2.5 billion

PACE LARGE COMPANY GROWTH    Capital appreciation         Equity securities, with the  Alliance Capital Management
EQUITY INVESTMENTS                                        majority of the Portfolio    L.P.
                                                          invested in common stocks
                                                          of companies characterized
                                                          by an earnings growth rate
                                                          which is faster than that
                                                          of the S&P 500 Composite
                                                          Stock Price Index and with
                                                          total market capitalization
                                                          of at least $2.5 billion

PACE SMALL/MEDIUM COMPANY    Capital appreciation         Equity securities, with the  Brandywine Asset
VALUE EQUITY INVESTMENTS                                  majority of the Portfolio    Management, Inc.
                                                          invested in common stocks
                                                          of companies that have
                                                          below-market average
                                                          price/earnings ratios and
                                                          with total market
                                                          capitalization of less than
                                                          $2.5 billion

PACE SMALL/MEDIUM COMPANY    Capital appreciation         Equity securities, with the  Delaware Management
GROWTH EQUITY INVESTMENTS                                 majority of the Portfolio    Company, Inc.
                                                          invested in common stocks
                                                          of companies characterized
                                                          by above-average growth of
                                                          earnings rates with total
                                                          market capitalization of
                                                          less than $2.5 billion

PACE INTERNATIONAL EQUITY    Capital appreciation         Equity securities, of        Martin Currie Inc.
INVESTMENTS                                               issuers domiciled outside
                                                          the United States

PACE INTERNATIONAL EMERGING  Capital appreciation         Equity securities, of        Schroder Capital Management
MARKETS EQUITY INVESTMENTS                                issuers domiciled or doing   International Inc.
                                                          business in emerging
                                                          markets


    MANAGEMENT. Mitchell Hutchins acts as the Manager for each Portfolio and also as the investment adviser for PACE MONEY MARKET INVESTMENTS. All other Portfolios are advised by an Adviser recommended, monitored and compensated by, and unaffiliated with, the Manager. See "Management."

    RISK FACTORS AND SPECIAL CONSIDERATIONS. No assurance can be given that any Portfolio will achieve its investment objective. Investing in a Portfolio that invests in securities of companies and governments of foreign countries, particularly emerging market countries, involves risks that go beyond the usual risks inherent in a Portfolio that limits its holdings to domestic investments. A substantial portion of the assets of certain Portfolios may be held in securities denominated in one or more foreign currencies, which will result in these Portfolios bearing the risk that those currencies may lose value in relation to the U.S. dollar. See "Other Investment Policies and Risk Factors."

    Certain Portfolios may use derivative instruments as well as investment techniques and strategies such as entering into forward currency contracts, repurchase agreements and interest rate protection transactions and purchasing and selling (writing) options, futures contracts and options on futures contracts, that can increase a Portfolio's risks. See "Other Investment Policies and Risk Factors."


    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest in U.S. government stripped mortgage-related securities and zero coupon securities, which are more sensitive to changes in interest rates, and, therefore, are more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "Other Investment Policies and Risk Factors."



    PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS each is "non-diversified" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). To the extent that a Portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), each will be subject to greater risk with respect to its portfolio securities than if it had invested in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Portfolio's total return and the price of its shares. See "Other Investment Policies and Risk Factors."



    In addition, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESMTENTS may invest in high yield, high risk securities (commonly known as "junk bonds") that are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Similarly, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS may invest in convertible securities that are rated below investment grade and considered to be junk bonds. See "Other Investment Policies and Risk Factors."



    PaineWebber provides advisory services to you as a participant in the PACE Program, for which you pay a fee that does not vary based on the Portfolios recommended for your investments. At the same time, Mitchell Hutchins, a wholly owned asset management subsidiary of PaineWebber, serves as the Trust's Manager and has responsibility for monitoring and compensating each Adviser. As Manager, Mitchell Hutchins receives a fee from each Portfolio and retains all or a portion of that fee, the amount of which depends on the Portfolio involved. Consequently, PaineWebber, when making asset allocation recommendations for you, may have a conflict of interest as to the specific Portfolios recommended for investment. PaineWebber, however, is required by applicable standards of fiduciary duty to act solely in your best interest when making investment recommendations for you. You also should be aware that the Manager may have various conflicts of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's compensation and decisions, including the specific amount of the Manager's compensation to be paid to the Adviser, are subject to review and approval by the Trust's board of trustees and separately by the trustees who are not affiliated with the Manager, any of the Advisers or any of their affiliates. See "Management--Manager" and "Purchases--General--The PACE Program."


    The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through the PACE Program that are based on an evaluation of your investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be fully invested in accordance with its investment objective and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position when the Adviser believes adverse market conditions so warrant, it can be expected that a defensive posture will be adopted less frequently than would be the case for other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program, and an investment among the Portfolios should be regarded as a long-term investment that should be held through several market cycles.


    There can also be no assurance that PaineWebber's periodic recommendations for adjustments in the allocation of assets among Portfolios will be successful or can be developed, transmitted and acted upon in a manner sufficiently timely to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets among the Portfolios.



    PURCHASE AND REDEMPTION OF SHARES. You may purchase shares of the Portfolios only if you are a participant in the PACE Program. The minimum initial investment in the Trust for all accounts is $10,000 and any subsequent investment in the Trust must be at a minimum of $500. Shares of the Portfolios are offered for purchase and redemption at their respective net asset values next determined after receipt. You do not pay a sales charge in connection with purchases or redemptions. As stated above under "PACE Program," for services provided to you under the PACE Program, you pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in your PaineWebber account. Certain participants are eligible for a reduction in the Program Fee. See "Purchases" and "Redemptions."


    DIVIDENDS AND TAXES. Dividends from the net investment income of PACE MONEY MARKET INVESTMENTS are declared daily and paid monthly. Dividends from the net investment income of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are declared and paid monthly and may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions, if any. Dividends from the net investment income of the six equity Portfolios are declared and paid annually. Distributions of any undistributed net realized gains from foreign currency transactions, net capital gain (the excess of net long-term capital gain over net short-term capital loss) and undistributed net realized short-term capital gain, if any, earned by a Portfolio will be made annually. See "Dividends and Taxes."

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company is custodian of each Portfolio's assets and employs foreign sub-custodians to provide custody of any Portfolio's foreign assets. PFPC Inc. is each Portfolio's transfer and dividend disbursing agent (the "Transfer Agent").

                 (This page has been left blank intentionally.)

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                                 TRUST EXPENSES

    The following table lists the costs and expenses, including the separate fees for the PACE Program, that you will incur either directly or indirectly as a shareholder of each Portfolio based on the Portfolio's operating expenses for the fiscal year ended July 31, 1998.


                                                       PACE
                                                    GOVERNMENT        PACE           PACE           PACE           PACE
                                     PACE MONEY     SECURITIES    INTERMEDIATE    STRATEGIC      MUNICIPAL        GLOBAL
                                       MARKET      FIXED INCOME   FIXED INCOME   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                     INVESTMENTS   INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                     -----------   ------------   ------------   ------------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Annual Program Fee (as a
 percentage of average value of
 Portfolio shares held on the last
 calendar day of the previous
 quarter)..........................      1.50%         1.50%          1.50%          1.50%          1.50%          1.50%
                                          ---           ---            ---            ---            ---            ---
                                          ---           ---            ---            ---            ---            ---
ANNUAL PORTFOLIO OPERATING
 EXPENSES*
 (as a percentage of average net
 assets)
Management Fees (Before Fee
 Waivers)**........................      0.15%         0.50%          0.40%          0.50%          0.40%          0.60%
Distribution (Rule 12b-1)
 Expenses..........................      none          none           none           none           none           none
Other Expenses (Before Expense
 Reimbursements)+..................      1.05%         0.45%          0.44%          0.44%          0.53%          0.63%
                                          ---           ---            ---            ---            ---            ---
Total Portfolio Operating Expenses
 (Net of Fee Waivers and Expense
 Reimbursements)***................      0.50%         0.85%          0.84%          0.85%          0.85%          0.95%
                                          ---           ---            ---            ---            ---            ---
                                          ---           ---            ---            ---            ---            ---


----------

  * Does not include the Program Fee.

 ** "Management Fees" is the total amount paid by the Portfolio including the amounts paid by Mitchell Hutchins to the Adviser for each Portfolio.


*** Mitchell Hutchins has voluntarily agreed to waive all or a portion of its management fees and reimburse certain operating expenses with respect to the Portfolios through July 31, 1999, which will lower the overall expenses of the Portfolios to the levels noted above, except that for PACE Intermediate Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Small/Medium Company Value Equity Investments and PACE International Equity Investments, the overall expenses will not exceed 0.85%, 1.00%, 1.00% and 1.35% respectively. For the fiscal year ended July 31, 1998, without such waivers and reimbursements, "Total Portfolio Operating Expenses," including an administration fee of 0.20% payable to Mitchell Hutchins by each Portfolio, for each Portfolio would have been 1.20%, 0.95%, 0.84%, 0.94%, 0.93%, 1.23%, 0.98%, 1.02%, 1.00%, 1.03%, 1.21% and 1.79%, respectively.


  + Includes an administration fee of 0.20% payable to Mitchell Hutchins by each Portfolio.

--------------------------------------------------------------------------------


                                                                                     PACE
                                                       PACE           PACE          SMALL/                          PACE
                                     PACE LARGE       LARGE          SMALL/         MEDIUM                      INTERNATIONAL
                                       COMPANY       COMPANY         MEDIUM        COMPANY          PACE          EMERGING
                                        VALUE         GROWTH        COMPANY         GROWTH      INTERNATIONAL      MARKETS
                                       EQUITY         EQUITY      VALUE EQUITY      EQUITY         EQUITY          EQUITY
                                     INVESTMENTS   INVESTMENTS    INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS
                                     -----------   ------------   ------------   ------------   -------------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Annual Program Fee (as a
  percentage of average value of
  Portfolio shares held on the last
  calendar day of the previous
  quarter).........................      1.50%         1.50%          1.50%          1.50%           1.50%           1.50%
                                          ---           ---            ---            ---             ---             ---
                                          ---           ---            ---            ---             ---             ---
ANNUAL PORTFOLIO OPERATING
  EXPENSES*
  (as a percentage of average net
  assets)
Management Fees (Before Fee
  Waivers)**.......................      0.60%         0.60%          0.60%          0.60%           0.70%           0.90%
Distribution (Rule 12b-1)
  Expenses.........................      none          none           none           none            none            none
Other Expenses (Before Expense
  Reimbursements)+.................      0.38%         0.42%          0.40%          0.43%           0.51%           0.89%
                                          ---           ---            ---            ---             ---             ---
Total Portfolio Operating Expenses
  (Net of Fee Waivers and Expense
  Reimbursements)***...............      0.98%         1.00%          0.99%          1.00%           1.21%           1.50%
                                          ---           ---            ---            ---             ---             ---
                                          ---           ---            ---            ---             ---             ---


----------

See footnotes on previous page.

    MANAGEMENT AND ADMINISTRATION FEES; EXPENSES. Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging among the Portfolios from 0.15% to 0.90% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. Each Portfolio also pays Mitchell Hutchins an administration fee that is computed daily and paid monthly at an annual rate of 0.20% of the value of the average daily net assets of the Portfolio. The nature of the services provided to, and the aggregate management and administration fees paid by, each Portfolio are described under "Management." Through July 31, 1999, the Manager has voluntarily agreed to waive all or a portion of the fees otherwise payable to it and reimburse certain operating expenses of a Portfolio, in order to have the Portfolios operate at the expense ratios indicated in the Expense Table above.


EXAMPLE.

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Portfolios through the PACE Program. These amounts, which include the maximum fees for the PACE Program, are based upon (i) payment by the Portfolios of operating expenses (net of fee waivers and expense reimbursements) at the levels set forth in the Expense Table above and (ii) the specific assumptions stated below.

    A shareholder would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:


       PACE MONEY MARKET          PACE GOVERNMENT SECURITIES      PACE INTERMEDIATE FIXED
          INVESTMENTS              FIXED INCOME INVESTMENTS          INCOME INVESTMENTS
  ----------------------------   ----------------------------   ----------------------------
   1       3       5      10      1       3       5      10      1       3       5      10
  YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
  ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
  $20     $63    $108    $233    $24     $73    $126    $269    $24     $73    $125    $268



      PACE STRATEGIC FIXED           PACE MUNICIPAL FIXED            PACE GLOBAL FIXED
       INCOME INVESTMENTS             INCOME INVESTMENTS             INCOME INVESTMENTS
  ----------------------------   ----------------------------   ----------------------------
   1       3       5      10      1       3       5      10      1       3       5      10
  YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
  ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
  $24     $73    $126    $269    $24     $73    $126    $269    $25     $76    $131    $279



                                                                        PACE SMALL/
    PACE LARGE COMPANY VALUE      PACE LARGE COMPANY GROWTH         MEDIUM COMPANY VALUE
       EQUITY INVESTMENTS             EQUITY INVESTMENTS             EQUITY INVESTMENTS
  ----------------------------   ----------------------------   ----------------------------
   1       3       5      10      1       3       5      10      1       3       5      10
  YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
  ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
  $25     $77    $132    $282    $25     $78    $133    $284    $25     $78    $133    $283



          PACE SMALL/
  MEDIUM COMPANY GROWTH EQUITY    PACE INTERNATIONAL EQUITY     PACE INTERNATIONAL EMERGING
          INVESTMENTS                    INVESTMENTS             MARKETS EQUITY INVESTMENTS
  ----------------------------   ----------------------------   ----------------------------
   1       3       5      10      1       3       5      10      1       3       5      10
  YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
  ----   -----   -----   -----   ----   -----   -----   -----   ----   -----   -----   -----
  $25     $78    $133    $284    $27     $84    $143    $304    $30     $93    $158    $332

    This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Portfolio Operating Expenses remain the same in the years shown. It also assumes payment of the maximum PACE Program Fee of 1.50% of the value of the shares of the Portfolios held in your PaineWebber account each year. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Portfolios' shares.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Portfolio's shares will depend upon, among other things, the level of average net assets, the extent to which a Portfolio incurs variable expenses, such as transfer agency costs, and whether the Manager reimburses all or a portion of the Portfolio's expenses and/or waives all or a portion of its management and administration fees.

     INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS AND RISK FACTORS


    A description of the investment objective and policies of each Portfolio follows. There can be no assurance that a Portfolio will achieve its investment objective. The investment objective of a Portfolio is a fundamental policy and may not be changed without the approval by vote of the shareholders of that Portfolio. Unless otherwise specified, the other investment policies of a Portfolio are not fundamental and can be changed by the board of trustees acting alone. Further information about the investment policies of each Portfolio, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the "Investment Policies and Restrictions" section of the SAI.


PACE MONEY MARKET INVESTMENTS

    Adviser: Mitchell Hutchins Asset
Management Inc.

    Objective: Current income consistent with preservation of capital and liquidity


    PACE MONEY MARKET INVESTMENTS seeks to achieve its investment objective by investing in high quality money market instruments, including (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities, and (4) repurchase agreements involving any of the foregoing. The Portfolio may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The Portfolio invests only in U.S. dollar-denominated securities that have remaining maturities of 397 days or less at the time of purchase. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.



    The Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits, and similar obligations) of U.S and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The Portfolio may invest in non-negotiable time deposits of U.S. Banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less.



    The commercial paper and other short-term obligations purchased by the Portfolio consist only of obligations that are "First Tier Securities" as defined in Rule 2a-7 under the 1940 Act. As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. The Portfolio also may rely on the short-term rating and credit quality of a guarantee of a security (including bond insurance, letters of credit or unconditional demand features or the issuer of the guarantee) to determine whether security is eligible for purchase. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).



    The Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there can be no assurance it will be able to do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. See "Other Investment Policies and Risk Factors" for other investment policies of the Portfolio.


PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    Adviser: Pacific Investment Management Company

    Objective: Current income


    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS seeks to achieve its investment objective by investing primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities, with a dollar-weighted average portfolio duration, under normal conditions, of between one and seven years. Under normal conditions, the Portfolio invests at least 65% of its total assets in U.S. government Fixed Income Securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities and repurchase agreements with respect to these securities. "Fixed Income Securities" include debt instruments the interest payment on which may be fixed, variable or floating and also includes zero coupon securities which pay no interest until maturity.


    The Portfolio may invest in U.S. government securities that are backed by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Resolution Funding Corporation ("RFC") and the Tennessee Valley Authority ("TVA"), and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer, such as mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Resolution Trust Corporation ("RTC").


    The Portfolio also may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons, including Certificates of Accrual Treasury Securities ("CATS") and Treasury Income Growth Receipts ("TIGRs"). The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury STRIPS program are not U.S. government securities. As long as the SEC takes this position, CATS and TIGRs will not be considered U.S. government securities for purposes of the 65% investment requirement. See "Other Investment Policies and Risk Factors--Risks of Mortgage- and Asset-Backed Securities" for further discussion of the mortgage- and asset-backed securities in which the Portfolio may invest.


    The Portfolio may invest up to 35% of its total assets in mortgage-backed securities that are issued by private issuers and in debt securities of other corporate issuers. In an effort to maintain a dollar-weighted average portfolio duration, under normal conditions, of between one and seven years, the Adviser monitors the prepayment experience of the underlying mortgage pools of the Portfolio's mortgage-related securities and will purchase and sell securities in the Portfolio to shorten or lengthen the average duration of the Portfolio, as appropriate.


    The Portfolio's investments in Fixed Income Securities are limited to those that are rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") (or, if unrated, determined by the Adviser to be of comparable quality). See the Appendix to the SAI for a description of Moody's and S&P's ratings. In addition, the Portfolio will not acquire a security if, as a result, more than 25% of the Portfolio's total assets would be invested in securities rated below AAA, or if more than 10% of the Portfolio's total assets would be invested in securities rated A.

    The Portfolio may use options, futures contracts, options on futures contracts and interest rate protection transactions, dollar rolls and reverse repurchase agreements for hedging and income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    Adviser: Pacific Income Advisers, Inc.

    Objective: Current income, consistent with reasonable stability of principal

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS seeks to achieve its objectives through investment in Fixed Income Securities with a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal conditions, the Portfolio invests at least 65% of its total assets in U.S. government securities, corporate bonds, debentures, non-convertible Fixed Income Securities, preferred stocks, mortgage-related securities, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds. ("Eurodollar Bonds" are U.S. dollar-denominated obligations of issuers that are located outside the United States, primarily in Europe. "Yankee bonds" are U.S. dollar-denominated obligations of foreign issuers.) The Portfolio also may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The Portfolio limits its investments to investment grade securities, which are securities rated within the four highest categories established by at least one NRSRO (e.g., Moody's or S&P) and unrated securities determined by the Adviser to be of comparable quality. Securities in the lowest of those four categories, i.e., rated Baa by Moody's or BBB by S&P, have speculative characteristics and are subject to greater risks. See the Appendix to the SAI for a description of Moody's and S&P ratings and "Other Investment Policies and Risk Factors--Debt Securities" for a description of certain risks associated with securities in the fourth highest rating category. The Portfolio may use options, futures contracts and options on futures contracts for hedging and for income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.


    In an effort to maintain a dollar-weighted average portfolio duration of between two and four and one-half years, the Adviser monitors the prepayment experience of the underlying mortgage pools of the Portfolio's mortgage-related securities and will purchase and sell securities in the Portfolio to shorten or lengthen the duration of the Portfolio, as appropriate.

PACE STRATEGIC FIXED INCOME INVESTMENTS

    Adviser: Pacific Investment Management Company

    Objective: Total return consisting of income and capital appreciation

    PACE STRATEGIC FIXED INCOME INVESTMENTS seeks to achieve its investment objective by investing in a portfolio of Fixed Income Securities of varying maturities with a dollar-weighted average portfolio duration of between three and eight years. Portfolio holdings will be invested in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued.


    Under normal conditions, the Portfolio invests at least 65% of its assets in Fixed Income Securities, which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, corporate and other debt obligations, convertible securities, mortgage- and asset-backed securities, obligations of foreign governments or their subdivisions, agencies or instrumentalities, obligations of supranational and quasi-governmental entities, commercial paper, certificates of deposit, money market instruments, foreign currency exchange-related securities and loan participations and assignments. The Portfolio may invest up to 35% of its total assets in privately issued mortgage-related securities. All of the securities purchased for the Portfolio will be investment grade (rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 20% of its total assets in securities rated below investment grade, but rated at least B by Moody's or S&P, or determined by the Adviser to be of comparable quality. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Portfolio's total assets is held in securities rated below investment grade and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Other Investment Policies and Risk Factors--Debt Securities" below and the Appendix in the SAI for a description of Moody's and S&P ratings.



    The Portfolio may invest up to 20% of its total assets in a combination of U.S. dollar-denominated debt of any foreign issuer, Yankee bonds, Eurodollar bonds and debt securities denominated in foreign currencies, except that no more than 10% of the Portfolio's total assets shall be invested in debt securities denominated in foreign currencies. The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio also may use options, futures contracts, options on futures contracts, interest rate protection transactions, dollar rolls and reverse repurchase agreements for hedging and for income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.


PACE MUNICIPAL FIXED INCOME INVESTMENTS

    Adviser: Morgan Grenfell Capital
Management, Incorporated

    Objective: High current income exempt from federal income tax

    PACE MUNICIPAL FIXED INCOME INVESTMENTS seeks to achieve its investment objective through investment in general obligation, revenue and private activity bonds and notes, the interest on which is exempt from federal income tax, with a dollar-weighted portfolio duration of between three and seven years.


    Under normal conditions, the Portfolio invests at least 80% of its total assets in general obligation, revenue and private activity bonds and notes that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest on which, in the opinion of counsel to the issuer of the instrument, is exempt from federal income tax ("Municipal Obligations"), including municipal bonds, industrial development bonds ("IDBs"), municipal lease obligations and certificates of participation therein, put bonds and private activity bonds ("PABs"). The Portfolio also will not invest more than 25% of its total assets in Municipal Obligations whose issuers are located in the same state or more than 25% of its total assets in Municipal Obligations that are secured by revenues from entities in a particular industry category, except that the Portfolio may invest up to 50% of its total assets in public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government- guaranteed securities. To the extent the Portfolio concentrates its investments in single family and multi-family housing obligations, the Portfolio will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.


    The Portfolio will include Municipal Obligations of varying maturities with a dollar-weighted average portfolio duration of between three and seven years. Portfolio composition generally covers a range of maturities with geographic and issuer diversification. The Portfolio may invest in PABs collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The Portfolio may also invest in variable rate Municipal Obligations, most of which permit the holder thereof to receive the principal amount on demand upon seven days' notice. The Portfolio limits its investments to Municipal Obligations that are rated at least A, MIG-2 or Prime 2 by Moody's or A, SP-2 or A-2 by S&P at the time of investment or unrated securities determined to be of comparable quality by the Adviser, except that up to 15% of its total assets may be invested in municipal bonds that, at the time of purchase, are rated Baa by Moody's or BBB by S&P, or if unrated, are determined by the Adviser to be of comparable quality. Municipal Obligations in the lowest investment grade category are considered medium grade securities and have speculative characteristics. See "Other Investment Policies and Risk Factors--Debt Securities" for a discussion of certain risks associated with securities rated in the fourth highest rating category.


    The Portfolio may invest without limit in PABs. Dividends attributable to interest income on certain types of PABs issued after August 15, 1986 to finance non-governmental activities are a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Although no assurance can be given, the Adviser will endeavor to manage the Portfolio so that no more than 25% of the interest income will be a tax preference item. Dividends derived from interest income on all Municipal Obligations are a component of the "current earnings" adjustment for corporations for purposes of the AMT. See "Dividends and Taxes."


    Under normal circumstances, the Portfolio may invest up to 20% of its total assets in certain taxable securities to maintain liquidity. In addition, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Portfolio may invest without limit in such taxable securities. See "Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.

PACE GLOBAL FIXED INCOME INVESTMENTS

    Adviser: Rogge Global Partners plc

    Objective: High total return

    PACE GLOBAL FIXED INCOME INVESTMENTS seeks to achieve its investment objective by investing primarily in high-grade Fixed Income Securities issued by domestic and foreign governments and supranational entities and private issuers located overseas, with a dollar-weighted average duration of between four and eight years. Under normal conditions, at least 65% of the value of the Portfolio's total assets will be invested in domestic and foreign bonds issued by governments, companies and supranational organizations such as the International Bank for Reconstruction and Development (commonly known as the "World Bank"), Asian Development Bank, European Investment Bank and European Economic Community. Under normal market conditions, investments will be made in a minimum of four countries, one of which may be the United States. For temporary defensive purposes, the Portfolio may invest in securities of only one country, including the United States. The Portfolio may invest in non-U.S. dollar denominated securities.



    The Portfolio's quality standards limit its investments to those rated within the three highest grades assigned by Moody's or S&P, or unrated securities determined by the Adviser to be of comparable quality, except for bonds issued by companies and governments in emerging markets.



    The Portfolio may invest up to 10% of its total assets in bonds issued by companies and governments in emerging countries that, at the time of purchase, are rated Baa or Ba by Moody's or BBB or BB by S&P or are unrated but determined to be of comparable quality by the Adviser. For purposes of this Portfolio, "emerging countries" are those countries not included in the Morgan Stanley Capital International World Index ("MSCI Index") of major world economies. Malaysia will be considered an emerging market country for purposes of this Portfolio.


    Bonds rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are commonly referred to as "junk bonds." In the event that, due to a downgrade of one or more debt securities, an amount in excess of 10% of the total assets of the Portfolio is held in securities rated below investment grade and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof.

    The emerging countries in which the Portfolio may invest tend to be in the less economically developed regions of the world. General characteristics of emerging countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infra-structures and rapid economic growth. The Adviser believes that investments in bonds issued in emerging countries offer the opportunity for significant long-term investment returns; however, these investments generally are lower quality than the three highest rated securities and involve certain risks. See "Other Investment Policies and Risk Factors--Foreign Securities" and "--Foreign Government Securities."


    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio also may use options, futures contracts, and options on futures contracts for hedging and for income and return enhancement purposes. For a more detailed discussion of the risks in investing in foreign securities, see "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.


PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    Adviser: Brinson Partners, Inc.

    Objective: Capital appreciation and
dividend income


    PACE LARGE COMPANY VALUE EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in equity securities that, in the Adviser's opinion, are undervalued. The Portfolio may invest in a broad range of equity securities of U.S. issuers that are traded on major stock exchanges as well as on the over-the-counter ("OTC") market, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities, such as warrants or rights, that are convertible into common stock. Up to 10% of the Portfolio's total assets may include convertible debt securities rated Ba by Moody's or BB by S&P or, if unrated, determined to be of comparable quality by the Adviser. The Portfolio expects its equity investments to encompass both large and intermediate capitalization companies, but under normal circumstances at least 65% of the Portfolio's total assets will be invested in common stock of companies with total market capitalization (i.e., market value of common stock outstanding) of $2.5 billion or greater at the time of purchase. The Portfolio may invest up to 5% of its total assets in foreign securities, including American Depositary Receipts ("ADRs").

    The Adviser's approach to investing for the Portfolio is to invest in the equity securities of U.S. companies believed to be undervalued based upon internal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The Adviser's research focuses on several levels of analysis; first, on understanding wealth shifts that occur within the equity market, and second, on individual company research. At the company level, the Adviser quantifies expectations of a company's ability to generate profit and to grow business into the future. For each stock under analysis, the Adviser discounts to the present all of the future cash flows that it believes will accrue to the Portfolio from the investment to calculate a present or intrinsic value. This value estimate generated by the Adviser's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with the Adviser's investment judgment, determine which securities are included in the Portfolio.


    The Portfolio also may use options, futures contracts and options on futures contracts for hedging and for income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.


PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    Adviser: Alliance Capital Management L.P.

    Objective: Capital appreciation


    PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in equity securities of companies that, in the Adviser's opinion, are characterized by an earnings growth rate that is faster than that of the average growth rate of the companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and have a total market capitalization of at least $2.5 billion. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected generally to experience greater volatility than those of PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities, such as warrants or rights, that are convertible into common stock. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of companies with total market capitalization of $2.5 billion or greater at the time of purchase. The Portfolio may invest up to 5% of its total assets in foreign securities, including ADRs. See "Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.


    The Adviser follows its "disciplined growth" strategy in managing the Portfolio. This strategy is based on the Adviser's quantitative scoring system for stock selection. The Adviser's internal fundamental research team is the cornerstone of the stock selection process. All portfolio securities are closely monitored by the Adviser's research analysts, providing necessary independent investment opinions and financial projections. Each stock in the Adviser's research universe is ranked based on the analyst's investment opinion and six measures of fundamental earnings growth and valuation. The Portfolio is normally concentrated in the top 30% of the research universe as ranked by this stock selection process. Stocks ranking in the bottom half of this research coverage generally must be sold. In relying on this process, the Adviser seeks to identify the best combination of strong relative earnings growth and reasonable valuation.

    Individual holdings and position sizes are determined by the Adviser after considering their respective investment merits and contribution to portfolio risk. Style and industry risk are controlled relative to the growth benchmark. Stock selection is the primary determinant of investment performance relative to benchmark.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    Adviser: Brandywine Asset Management, Inc.

    Objective: Capital appreciation


    PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in equity securities with total market capitalization of less than $2.5 billion that, in the Adviser's opinion, are undervalued or overlooked in the marketplace at the time of purchase, which generally have below-market average price/ earnings ("P/E") ratios. The Portfolio will invest only in companies with common stock traded on the major stock exchanges as well as on the OTC market. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stock, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $2.5 billion at the time of purchase. The Portfolio defines a low P/E ratio as a P/E (based on trailing twelve-month earnings) which places an issuer among the lowest 25% based on P/E ratios for all exchange-traded and OTC stocks with positive earnings and a capitalization greater than $10 million. See "Other Investment Policies and Risk Factors" for further discussion of other investment policies of the Portfolio.



    The Adviser performs a qualitative, fundamental review of candidates to determine whether they are appropriate candidates for the Portfolio. This review identifies and avoids stocks undesirable for investment. First, the Adviser adjusts all reported earnings for extraordinary gains and losses so as to consider only true, low P/E stocks for entry into the Portfolio. Second, the Adviser excludes stocks that have pre-announced significant earnings changes which, when formally reported will raise their P/E ratios. Third, the advisor eliminates stocks that have had recent strong price increases, and therefore are not truly undervalued. Fourth, the fundamental review identifies and removes those stocks that are suffering a severe or sudden fundamental deterioration.



    The Portfolio intends to invest in the common stock only of companies meeting these criteria. Each stock's weighting in the Portfolio will be proportional to its capitalization, except that the Portfolio will not purchase any stock if it would exceed 2% of the Portfolio's assets. The Portfolio may deviate from strict capitalization weighting in order to invest only in round lots, for illiquidity considerations, or to block purchases at favorable prices.


PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    Adviser: Delaware Management Company, Inc.

    Objective: Capital appreciation


    PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS seeks to achieve its investment objective by investing primarily in the common stock of "emerging growth" companies, which are companies characterized by above-average earnings growth rates and total market capitalization of less than $2.5 billion. Dividend income is an incidental consideration in the selection of investments. The securities held by the Portfolio can be expected generally to experience greater volatility than those of PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. The Portfolio may invest in a broad range of equity securities of U.S. issuers, including common and preferred stock, debt securities convertible into or exchangeable for common stock and securities, such as warrants or rights, that are convertible into common stock. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of issuers with total market capitalization of less than $2.5 billion that exhibit the potential for high future earnings growth relative to the overall market. The Portfolio may invest up to 5% of its total assets in foreign securities, including ADRs.



    The Adviser uses a bottom-up, fundamental approach, including on-site company visits, to uncover and analyze companies that exhibit the possibility of accelerating earnings growth because of management changes, new products, established products exhibiting unit volume growth or structural changes in the economy. The quality of the management team and the strength of the company's finances and internal controls are also factors in the investment decision.

    The Adviser is exposed to and follows companies constituting a full range of market sectors; nevertheless, it may focus on a limited number of attractive industries. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and for income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio.


PACE INTERNATIONAL EQUITY INVESTMENTS

    Adviser: Martin Currie Inc.

    Objective: Capital appreciation


    PACE INTERNATIONAL EQUITY INVESTMENTS seeks to achieve its objective by investing in equity securities of companies domiciled outside the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities of companies domiciled in countries outside the United States. "Domiciled," for these purposes, means companies (1) which are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in such a country, or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the respective country or which have at least 50 percent of their assets situated in such a country. The Portfolio also may invest up to 10% of its total assets in securities of investment companies, such as closed-end investment management companies which invest in foreign markets.



    The Portfolio will normally invest in the securities of issuers from three or more countries outside the United States and, under normal market circumstances, the Portfolio's investments involve securities principally traded in at least ten different countries. Particular consideration will be given to investments principally traded in Japanese, European, Pacific and Australian securities markets, and in foreign securities of companies traded on U.S. securities markets. The Portfolio may also invest up to 10% of its total assets in emerging markets, including Asia, Latin America and other regions, where markets may not yet fully reflect the potential of the developing economy. For purposes of this Portfolio, "emerging markets" are markets in countries not included in the MSCI World Index of major world economies. For purposes of this Portfolio, the market in Malaysia will be considered an emerging market.



    In allocating the Portfolio's assets among the various securities markets of the world, the Adviser will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict the number of securities markets in which its assets will be invested. The Portfolio will invest only in markets where, in the judgment of the Adviser, there exists an acceptable framework of market regulation and sufficient liquidity.



    When the Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Portfolio temporarily may invest up to 100% of its assets in domestic debt securities, foreign debt securities principally traded in the United States, and foreign debt securities principally traded outside of the United States, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, corporate bonds and sponsored ADRs.


    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency and for income and return enhancement purposes. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio. For a more detailed discussion of the risks in investing in foreign securities, see "Other Investment Policies and Risk Factors--Foreign Securities," "--Foreign Government Securities" below and "Investment

Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    Adviser: Schroder Capital Management International Inc.

    Objective: Capital appreciation


    PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS seeks to achieve its investment objective by investing, under normal conditions, at least 65% of the Portfolio's total assets in equity securities of issuers domiciled in emerging market countries. "Domiciled" for these purposes means companies (1) which are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in such a country, or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the respective country or which have at least 50 percent of their assets situated in such a country. For purposes of this Portfolio, "emerging market" countries are those countries not included in the MSCI Index of major world economies. Malaysia will be considered an emerging market country for purposes of this Portfolio. The Portfolio will normally invest in the securities of issuers from three or more emerging countries.


    The Portfolio may invest in a broad range of equity securities, including common and preferred stock, debt securities convertible into or exchangeable for stock and securities such as warrants or rights that are convertible into stock. The Portfolio also may invest up to 10% of its total assets in securities of investment companies, such as closed-end investment management companies which invest in foreign markets. The Portfolio also may invest up to 35% of its total assets in debt securities. All of the debt securities purchased for the Portfolio will be limited to those that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality), except that the Portfolio may invest up to 10% of its total assets in securities rated below A by Moody's or S&P, but rated at least C by S&P, or determined by the Adviser to be of comparable quality. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 10% of the Portfolio's total assets is held in securities rated below A by Moody's or S&P and comparable unrated securities, the Adviser will engage in an orderly disposition of such securities to the extent necessary to reduce the Portfolio's holdings thereof. Securities rated Baa or lower by Moody's or BBB or lower by S&P have speculative characteristics and are subject to greater risks. See "Other Investment Policies and Risk Factors--Debt Securities" below and the Appendix in the SAI for a description of Moody's and S&P ratings.

    In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Adviser will seek out attractive investment opportunities in these countries.


    The Portfolio will not necessarily seek to diversify investments on a geographic basis within the emerging market category and, to the extent the Portfolio concentrates its investments in issuers located in one country or area, the Portfolio is more susceptible to factors adversely affecting that country or area.


    The Portfolio may use forward currency contracts, currency options, currency futures and options thereon to hedge against unfavorable changes in currency exchange rates and for income and return enhancement purposes. The Portfolio may acquire emerging market securities that are denominated in currencies other than a currency of an emerging market country. The Portfolio also may use options, futures contracts and options on futures contracts for hedging and income and return enhancement purposes. See "Other Investment Policies and Risk Factors" for further discussion of hedging and related strategies and other investment policies of the Portfolio. For a more detailed discussion of the risks in investing in foreign securities, see "Other Investment Policies and Risk Factors-- Foreign Securities," "--Foreign Government

Securities" below and "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.

                         OTHER INVESTMENT POLICIES AND
                                  RISK FACTORS

MONEY MARKET INSTRUMENTS


    All Portfolios other than PACE MONEY MARKET INVESTMENTS also may invest in high-grade money market instruments, such as commercial paper of a U.S. or foreign company or foreign government certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. These obligations generally will be U.S. dollar-denominated. Commercial paper will be rated, at the time of purchase, at least Prime-2 by Moody's or A-2 by S&P or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or Prime-2 by Moody's or A or A-2 by S&P. See the Appendix to the SAI for a description of Moody's and S&P's ratings.


U.S. GOVERNMENT SECURITIES

    Each Portfolio may invest in some or all of the following U.S. government securities: securities that are backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations (bills, notes and bonds), securities that are supported primarily or solely by the creditworthiness of the government-related issuer, such as securities issued by the RFC, the Student Loan Marketing Association, the Federal Home Loan Banks and the TVA, and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer, such as U.S. government mortgage-backed securities. For more information concerning the types of mortgage-backed securities in which certain Portfolios may invest, see "Other Investment Policies and Risk Factors--Mortgage-Backed Securities." In addition, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. See "Other Investment Policies and Risk Factors and Risk Factors--Zero Coupon Securities."

DEBT SECURITIES


    Each Portfolio may invest in corporate and other debt obligations. The yield of a Fixed Income Security depends on a variety of factors, including general Fixed Income Security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a Fixed Income Security, the higher the rate of interest paid and the greater the volatility. Furthermore, The value of the debt securities held by a Portfolio will rise when interest rates decline. Conversely, when interest rates rise, the value of Fixed Income Securities will to decline.



    Except where otherwise indicated, each Portfolio will invest in securities rated A or better by any NRSRO or determined by the Adviser to be of comparable quality. PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may invest in medium-rated securities (i.e., rated Baa by Moody's or BBB by S&P). Moody's considers securities rated Baa to have speculative characteristics. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS also may invest in lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by S&P). However, PACE STRATEGIC FIXED INCOME INVESTMENTS will not purchase a security rated lower than B by Moody's or S&P, and PACE GLOBAL FIXED INCOME INVESTMENTS will not purchase a security rated lower than Ba by Moody's or BB by S&P. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. In addition, PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS will not purchase a security rated lower than C by S&P or another rating assigned by Moody's that the Portfolio's Adviser determines to be of comparable rating to S&P's C rating. Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, may involve major risk exposure to adverse conditions and, as previously stated, are commonly referred to as "junk bonds."


    Each Portfolio is permitted to purchase debt securities that are not rated by an NRSRO but that the Portfolio's Adviser determines to be of comparable quality to that of rated securities in which it may invest. These securities are included in the computation of any percentage limitations applicable to comparably rated securities.


    Although the relevant Advisers will attempt to minimize the speculative risks associated with investments in junk bonds through diversification, credit analysis and attention to current trends in interest rates and other factors, an investor should carefully review the objectives and policies of PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS and consider its ability to assume the investment risks involved before making an investment.


    Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisers, and in the case of PACE MONEY MARKET INVESTMENTS, Mitchell Hutchins, will consider such an event in determining whether the Portfolio should continue to hold the security but may not be required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events affecting an issuer, so that an issuer's current financial condition may be better or worse than the rating indicates.



    Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, issuers of these securities may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater, because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.



    The market for lower rated securities has expanded in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. The higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Portfolio's ability to sell the securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


DURATION

    Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in portfolio selection for PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS.

    Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payments, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a Fixed Income Security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed Income Security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a Fixed Income Security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a Fixed Income Security, the shorter the duration of the security.


    Duration allows an Adviser to make certain predictions regarding how the value of a portfolio will generally respond to changes in the level of interest rates. For example, a portfolio consisting entirely of Treasury securities with a remaining maturity of five years might have a duration of 4.5 years, depending upon the Treasury securities coupon and the level of market yields. A 1% change in the level of interest rates generally would cause a change of approximately 4.5% in the net asset value of the portfolio. A portfolio consisting entirely of Treasury securities with a remaining maturity of ten years might have a duration of about 7.5 years, depending upon the treasury note's coupon and the level of market yields, and a 1% change in the level of interest rates would cause a change of between 7% and 8% in the net asset value of the portfolio. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause a portfolio containing particular securities to respond somewhat differently to changes in interest rates than indicated in the above examples. These examples are intended for demonstration purposes only and are not intended to approximate how a Portfolio's investment portfolio will respond to changes in interest rates. A Portfolio's investment portfolio may include securities with differing maturities and quality levels, and interest rates on those instruments may not all change by the same amount at the same time as rates rise or fall generally in the marketplace. Also, the Treasury securities described in the example cannot be retired prior to maturity, while some of the securities in the Portfolios' investment portfolios can. These factors, among others, can cause a Portfolio's investment portfolio to respond somewhat differently to changes in interest rates than shown in the example.


    Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount that purchasing an equivalent amount of the underlying securities would.

    Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.


    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques (including its proprietary systems, if any) that incorporate the economic life of a security into the determination of its interest rate exposure.


MUNICIPAL OBLIGATIONS

    Municipal Obligations include, but are not limited to, municipal bonds, floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, tender option bonds and short-term municipal notes. Municipal bonds include IDBs, municipal lease obligations and certificates of participation therein, put bonds and PABs.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS may invest in a variety of Municipal Obligations, as described below:


    MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related governmental unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. The term "municipal bonds" also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Portfolio generally invests in municipal lease obligations through certificates of participation.



    MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Portfolio's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.



    In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time-consuming and costly, and result in an unsatisfactory or delayed recoupment of the Portfolio's original investment.



    Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.



    Certain municipal lease obligations and certificates of participation may be deemed illiquid for purposes of the Portfolio's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Portfolio may be determined by the Adviser, pursuant to guidelines adopted by the trustees of the Trust, to be liquid securities for these purposes. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors, including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These factors include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. The Portfolio may not invest more than 5% of its net assets in municipal leases.


    PACE MUNICIPAL FIXED INCOME INVESTMENTS may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a PRO RATA undivided interest in the underlying municipal securities. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days' notice, of all or any part of the Portfolio's participation interest in the underlying municipal security, plus accrued interest.



    INDUSTRIAL DEVELOPMENT BONDS AND PRIVATE ACTIVITY BONDS. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities, and are considered to be "municipal bonds" if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs. The Portfolio is authorized to invest more than 25% of its total assets in IDBs and PABs.



    PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests typically carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.


    TENDER OPTION BONDS. Tender option bonds are long-term Municipal Obligations sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the tender option). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying Municipal Obligations. Therefore, the Portfolio's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.


    PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.


    TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

    YIELDS AND RISK FACTORS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Further, if general market interest rates are increasing, the prices of Municipal Obligations ordinarily will decrease and, if rates decrease, the opposite generally will be true. The Portfolio may invest in Municipal Obligations with a broad range of maturities, based on the Adviser's judgment of current and future market conditions as well as other factors, such as the Portfolio's liquidity needs. Accordingly, the average dollar-weighted duration of the Portfolio's portfolio may vary.

    Future federal, state and local laws may adversely affect the tax-exempt status of interest on the Portfolio's portfolio securities or of the exempt-interest dividends paid by the Portfolio, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations. Opinions relating to the validity of Municipal Obligations and the tax-exempt status of interest thereon are rendered by the issuer's bond counsel at the time of issuance; the Adviser will rely on such opinions without independent investigation. See "Other Investment Policies and Risk Factors--Debt Securities" for further discussion of ratings.

MORTGAGE-BACKED SECURITIES

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS each may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs.

    The U.S. government securities in which these three Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by GNMA, FNMA or the FHLMC. Other mortgage-backed securities in which these three Portfolios may invest are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

    GNMA CERTIFICATES. GNMA guarantees certain mortgage pass-through certificates ("GNMA certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Portfolios. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FNMA CERTIFICATES. FNMA facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. FNMA issues guaranteed mortgage pass-through certificates ("FNMA certificates"), which represent PRO RATA shares of all interest and principal payments made and owed on the underlying pools. FNMA guarantees timely payment of interest and principal on FNMA certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

    FHLMC CERTIFICATES. FHLMC also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FHLMC generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a PRO RATA interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.


    PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single-class mortgage-backed securities issued or guaranteed by GNMA, FNMA and the FHLMC. Such mortgage-backed securities may be supported by pools of U.S. government- or agency-insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of GNMA, FNMA and the FHLMC, they normally are structured with one or more types of credit enhancement. See "Other Investment Policies and Risk Factors--Mortgage-Backed Securities--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in the market value of CMOs.


    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as FNMA or the FHLMC. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.


    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal only or "PO" class (defined below)) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes have an earlier stated maturity or final distribution date that have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.


    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. See "Investment Policies and Restrictions--ARM and Floating Rate Mortgage-Backed Securities" in the SAI for further information on these securities.

    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Credit enhancement generally falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

    Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.


    SPECIALLY STRUCTURED CMOS AND NEW TYPES OF MORTGAGE-BACKED SECURITIES. PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS each may invest in interest only ("IO"), principal only ("PO") and other specially structured CMO classes. A Portfolio will not invest more than 5% of its net assets in any combination of IOs, POs and inverse floating rate securities, including those which are not mortgage- and asset-backed securities. See "Other Investment Policies and Risk Factors--Risks of Mortgage-and Asset-Backed Securities."


    New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Portfolios expect to invest in those new types of mortgage-backed securities that the respective Portfolio's Adviser believes may assist the Portfolio in achieving its investment objective. Similarly, the Portfolios may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified above.

ASSET-BACKED SECURITIES

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may each invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment loan contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES


    The yield characteristics of the mortgage-and asset-backed securities in which PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives. The market for privately issued mortgage-and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.


    CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

    The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully its initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    While the market values of particular securities in which a Portfolio invests may be volatile, or may become volatile under certain conditions, its Adviser will seek to manage the Portfolio so that the volatility of the Portfolio, taken as a whole, is consistent with the

Portfolio's investment objective. If the Adviser incorrectly forecasts interest rate changes or other factors that may affect the volatility of securities held by the Portfolio, the Portfolio's ability to meet its investment objective may be reduced.


    During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. A Portfolio's adviser seeks to manage a Portfolio's investments in mortgage-backed securities so that the volatility of a Portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Portfolio change in ways that a Portfolio's adviser does not anticipate, the Portfolio's ability to meet its investment objective may be reduced.


CONVERTIBLE SECURITIES

    PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOWER RATED CONVERTIBLE SECURITIES


    PACE LARGE COMPANY VALUE EQUITY INVESTMENTS may invest up to 10% of its total assets in convertible securities that are rated below investment grade but no lower than Ba by Moody's or BB by S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. PACE Strategic Fixed Income Investments may invest up to 20% of its total assets in convertible securities that are rated below investment grade but no lower than B by Moody's or S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. PACE International Emerging Markets Equity Investments may invest up to 10% of its total assets in convertible securities that are rated below investment grade but no lower than C by S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. Convertible securities rated below investment grade are commonly referred to as "junk bonds" and are deemed by the NRSROs to be predominantly speculative and may involve significant risk exposure to adverse conditions.


    Lower rated convertible securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest (or, in the case of convertible preferred stock, dividends) and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater, because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

HEDGING AND RELATED INCOME STRATEGIES


    Each Portfolio except PACE MONEY MARKET INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS may use options (both exchange-traded and OTC) and futures contracts to attempt to enhance income and return and may attempt to reduce the overall risk of its investments (hedge) by using options, options on futures contracts and futures contracts. A Portfolio may use these instruments to enhance income or return--for example, to change the Portfolio's exposure from one interest rate to another or from one foreign currency to another. This can be seen as hedging or speculation depending on the effect of the instrument, because the Portfolio is using these instruments to change the underlying characteristics of its portfolio or of particular positions in the portfolio. These strategies may be used by certain Portfolios in an attempt to manage their foreign currency exposure, the average duration of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS AND PACE GLOBAL FIXED INCOME INVESTMENTS, and other risks of a Portfolio's investments that can cause fluctuations in its net asset value. Each Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The use of options and futures solely to enhance income may be considered a form of speculation. Appendix A to this Prospectus describes the hedging instruments that these Portfolios may use, and the SAI contains further information on these strategies.


    PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each enter into forward currency contracts, buy or sell foreign currency futures contracts, write (sell) and purchase call or put options on securities, currencies and securities indices, buy or sell interest rate futures contracts and (except for PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS) stock index futures contracts and purchase put and call options or write call or put options on such contracts for hedging and income and return enhancement purposes. Each Portfolio (except PACE MONEY MARKET INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS) may enter into options and futures contracts that approximate (but do not exceed) the full value of the Portfolio. Under normal circumstances, however, a Portfolio's use of these instruments will place at risk a much smaller portion of its assets.

    PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKET EQUITY INVESTMENTS may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, a Portfolio may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency. Each Portfolio may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. The primary purpose of entering into these contracts is to minimize the risk to the Portfolios from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors for hedging and income and return enhancement purposes. For example, a Portfolio may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by its Adviser to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. A Portfolio may enter into interest rate protection transactions that approximate (but do not exceed) the full value of the Portfolio.

    The Portfolios may not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If its Adviser incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a strategy for a Portfolio, the Portfolio might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to implement a strategy using hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Portfolio to sell a portfolio security at an advantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Portfolio to close out or to liquidate its hedged position.

    New financial products and risk management techniques continue to be developed. Each Portfolio may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and federal tax considerations.

FOREIGN SECURITIES


    PACE MONEY MARKET INVESTMENTS may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign corporations and foreign governments and obligations of foreign banks, domestic branches of foreign banks, foreign branches of domestic banks and foreign branches of foreign banks. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest in foreign debt securities, including securities of foreign corporations, obligations of foreign branches of U.S. banks and securities issued by foreign governments. PACE INTERMEDIATE FIXED INCOME INVESTMENTS may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS each may invest up to 5% of its total assets in foreign securities, including ADRs. See "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities" in the SAI.


    Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, limitations on the use or transfer of Portfolio assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. These risks are often heightened for investments in emerging countries.


    In addition, substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.



    Certain of the Portfolio's investments have included securities issued by Malaysian companies. Currency restrictions imposed by the Malaysian government may delay for up to one year the proceeds of any sale of those securities by the Portfolio. Portfolio assets subject to those restrictions would be unavailable to the Portfolio to meet redemption requests or for reinvestment in other securities; in addition, it may be difficult for the Portfolio to determine the fair value of such securities (or of the Malaysian currency in which they are denominated) for purposes of computing the Portfolio's net asset value. To the extent that another Portfolio invests in Malaysian securiites, it would also be subject to these considerations.


    The securities markets of many of the emerging countries in which a Portfolio may invest are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.


    Many of the foreign securities held by a Portfolio will not be registered with the SEC, nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than is available concerning U.S. companies. Foreign companies, and in particular, companies in smaller and emerging countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


    Additionally, because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by a Portfolio. If the value of a foreign currency rises against the U.S. dollar, the value of Portfolio assets denominated in such currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Portfolio assets denominated in such currency will decrease. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by factors such as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Any of these factors could affect a Portfolio.


    Several European countries expect to adopt a single currency, the euro, effective January 1, 1999. Countries participating in the Economic and Monetary Union expect that their exchange rates will become irrevocably fixed on that date. The countries expected to participate are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A newly created European Central Bank ("ECB") will attempt to manage monetary policy for this region. Pre-existing national currencies will continue to be valid until they are replaced by euro coins and bank notes, which is expected to occur by sometime in 2002. These changes may significantly impact European capital markets, and related risks may increase volatility in world capital markets. This, in turn, may impact a Portfolio's share price.



    Risks related to the euro include the following: market uncertainties if its introduction is delayed; potential increased volatility in exchange rates, especially between European countries that are participating in the new currency and those that are not; unanticipated expenses incurred in accommodating the new currency; investor uncertainty resulting in asset shifts away from the affected currencies; possible inconsistent treatment of European Currency Units, a currency basket used as a unit of account for settlement purposes which preexists the euro's introduction; disputes concerning the enforceability of contracts; and interest rate and exchange rate volatility as the new ECB and market participants search for a common understanding of policy targets and instruments. Additional information is provided in the Statement of Additional Information.



    The costs attributable to foreign investing that a Portfolio must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. A Portfolio's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes that, if not recoverable by a Portfolio, may reduce the Portfolio's return. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Portfolio would be subject. Foreign markets have different clearance and settlement procedures; in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Portfolio due to subsequent declines in the value of such portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.



    In addition to purchasing securities of foreign issuers in foreign markets, a Portfolio may invest in ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, traded in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs, in bearer form, are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of a Portfolio's investment policies, ADRs, EDRs and GDRs generally are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR evidencing ownership of common stock will be treated as common stock.


FOREIGN GOVERNMENT SECURITIES

    PACE MONEY MARKET INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest in foreign government securities. The foreign government securities in which the Portfolios may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include Brady Bonds and debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. See "Investment Policies and Restrictions--Special Characteristics of Foreign and Emerging Market Securities--Brady Bonds" in the SAI for further discussion of risks involved when investing in Brady Bonds.

    Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

    Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Portfolios may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

REPURCHASE AGREEMENTS


    Each Portfolio may use repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from an approved bank or securities dealer or its affiliates and simultaneously commits to resell the obligations to that counterparty, usually no more than seven days after purchase. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Portfolio may suffer delays, costs and possible losses. Each Portfolio intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Each Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into dollar rolls, in which a Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold, but the Portfolio is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Portfolio enters into a dollar roll, the Trust's custodian will segregate cash or liquid securities having a value not less than the forward purchase price.

    The Portfolios may also enter into reverse repurchase agreements in which the Portfolio sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Portfolio invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Portfolio might be unable to deliver them when the Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


    The dollar rolls and reverse repurchase agreements entered into by the Portfolios normally will be arbitrage transactions in which a Portfolio will maintain an offsetting position in securities or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since these securities or repurchase agreements will mature on or before the settlement date of the related dollar roll or reverse repurchase agreement, the Advisers believe that these arbitrage transactions do not present the risks to the Portfolios that are associated with other types of leverage.


    Dollar rolls and reverse repurchase agreements will be considered to be borrowings and, accordingly, will be subject to the respective Portfolios' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of a Portfolio's total assets. A Portfolio will not enter into dollar rolls or reverse repurchase agreements other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Portfolio's total assets. Neither Portfolio currently intends to enter into dollar rolls other than in such arbitrage transactions, and neither Portfolio currently intends to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purchases. See "Investment Policies and Restrictions--Reverse Repurchase Agreements" in the SAI.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS

    Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks, the credit standing of which affects the credit quality of the obligations.

ILLIQUID SECURITIES

    PACE GLOBAL FIXED INCOME INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest up to 15% of its net assets in illiquid securities; PACE MONEY MARKET INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Portfolio has valued the securities. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the Portfolio's Adviser has determined that they are liquid pursuant to guidelines established by the Trust's board of trustees. Illiquid securities also are considered to include, among other things, certain cover for OTC options, repurchase agreements in excess of seven days, non-marketable interest bearing time deposits with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" that the Portfolio's Adviser has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at favorable prices. See "Investment Policies and Restrictions--Illiquid Securities" in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    Each Portfolio may purchase debt securities, including mortgage- and asset-backed securities, on a "when-issued" basis or may purchase or sell securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Portfolio later than the normal settlement date for such securities at a stated price and yield. The Portfolio generally would not pay for such securities or start earning interest on them until they are received. However, when a Portfolio undertakes a when-issued or delayed delivery purchase commitment, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of a counter-party to deliver a security purchased by a Portfolio on a when-issued or delayed delivery basis may result in the Portfolio's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, a Portfolio's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because these securities may increase the amount by which the Portfolio's total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceeds its net assets. See "Investment Policies and Restrictions--When-Issued and Delayed Delivery Securities" in the SAI.

ZERO COUPON SECURITIES

    PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. PACE STRATEGIC FIXED INCOME INVESTMENTS also may invest in zero coupon securities of corporate issuers and other securities that are issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities prior to that time. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in the annual income of PACE STRATEGIC FIXED INCOME INVESTMENTS.

    Companies such as the Portfolios, which seek to qualify for pass-through federal income tax treatment as regulated investment companies (each, a "RIC"), must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so. Zero coupon and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash. See "Taxes" in the SAI.

LENDING OF PORTFOLIO SECURITIES

    Each Portfolio may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets (including the loan collateral) taken at market value. Lending securities enables a Portfolio to earn additional income but could result in a loss or delay in recovering the Portfolio's securities. The borrower must maintain with the Portfolio's custodian collateral in the form of cash, liquid securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Portfolio will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Portfolio's interest.


YEAR 2000 RISK



    Like other mutual funds and other financial and business organizations around the world, each Portfolio could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to the Portfolio's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.



    Similarly, the companies in which the Portfolios invest and trading systems used by the Portfolios could be adversely affected by the Year 2000 Issue. The ability of a company or trading system to respond successfully to the Year 2000 Issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact.


DERIVATIVES


    Certain Portfolios may invest in instruments or securities that commonly are referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. Derivative instruments include options, futures contracts, interest rate protection contracts and similar instruments that may be used by certain Portfolios in hedging and related income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in the Manager's view, the derivative securities in which one or more of the Portfolios may invest include listed options and futures on market indices, interest rates and foreign currencies, "stripped" securities, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters, and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. An Adviser takes these risks into account in its management of the Portfolio.


PORTFOLIO TURNOVER


    The portfolio turnover rates for each Portfolio may vary greatly from year to year and will not be a limiting factor when an Adviser deems portfolio changes appropriate. A high portfolio turnover rate (i.e., 100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each Portfolio. See "Portfolio Transactions" in the SAI. In addition, high portfolio turnover may result in increased short-term capital gains, which when distributed to shareholders, are treated as ordinary income. See "Dividends and Taxes." The portfolio turnover rate for each of the fixed income Portfolios may be high at times and may vary from year to year depending on the particular Portfolio's use of certain instruments involving the simultaneous sale and repurchase of specific securities and certain hedging strategies.


TEMPORARY DEFENSIVE INVESTMENTS

    When an Adviser believes unusual circumstances warrant a defensive posture, and with the concurrence of the Manager, each Portfolio temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements.

    PACE MUNICIPAL FIXED INCOME INVESTMENTS may invest temporarily without limit in certain taxable securities for defensive purposes. PACE GLOBAL FIXED INCOME INVESTMENTS may invest temporarily in securities of only one country, including the United States, for such purposes. PACE INTERNATIONAL EQUITY INVESTMENTS also may invest temporarily up to 100% of its assets in domestic debt, foreign debt principally traded in the United States and in foreign securities principally traded outside of the United States, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, corporate bonds and sponsored ADRs for such purposes.

    The Portfolios are intended as vehicles for the implementation of long-term asset allocation strategies rendered through the

PACE Program that are based on an evaluation of your investment objectives and risk tolerances. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be fully invested in accordance with its investment objective and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position when the Adviser believes adverse market conditions so warrant, it can be expected that a defensive posture will be adopted less frequently than would be the case for other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed. Consequently, no single Portfolio should be considered a complete investment program, and an investment among the Portfolios should be regarded as a long-term investment that should be held through several market cycles.

OTHER INVESTMENT POLICIES


    The Portfolios (except PACE MONEY MARKET INVESTMENTS and PACE MUNICIPAL FIXED INCOME INVESTMENTS) may engage in short sales of securities "against the box." Each Portfolio may borrow money for temporary or emergency purchases, but not in excess of 10% of its total assets; however, no Portfolio will purchase securities when its borrowings exceed 5% of its total assets.


    New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with disclosure, regulatory and tax considerations.

NON-DIVERSIFICATION

    PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are "non-diversified," as that term is defined in the 1940 Act, but each intends to qualify as a RIC for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of each Portfolio's total assets may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of its taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that either Portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Portfolio will be subject to greater risk with respect to its portfolio securities than if it had invested in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Portfolio's total return and the price of Portfolio shares.

                                   MANAGEMENT


    The overall management of the business and affairs of the Trust and the Portfolios rests with the Trust's board of trustees. The trustees approve all significant agreements between the Trust and the persons that furnish services to the Trust and the Portfolios. As the Trust's Manager, Mitchell Hutchins is responsible for the day-to-day business operations of the Trust.


MANAGER


    Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is the Manager of the Trust. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. See "Management--Advisers--PACE Money Market Investments."


    Pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement"), Mitchell Hutchins manages the investment operations of the Trust, administers the Trust's affairs, provides investment advisory services for PACE MONEY MARKET INVESTMENTS and is responsible for the selection, subject to review and approval of the trustees, of Advisers for each of the Portfolios (other than PACE MONEY MARKET INVESTMENTS) and the review of the Advisers' continued performance. See "Investment Management, Advisory and Distribution Arrangements--Investment Management Arrangements" in the SAI.

    Pursuant to a separate Sub-Advisory Agreement (the "Advisory Agreement") between Mitchell Hutchins and each Adviser, the Advisers furnish investment advisory services in connection with the investment management of the respective Portfolios other than PACE MONEY MARKET INVESTMENTS. Each Adviser is paid a fee for its services by the Manager out of the fee it collects from the applicable Portfolio. No additional fee is paid by the investor.

    Subject to the supervision and direction of the trustees, the Manager provides to the Trust investment management evaluation services principally by
(1) performing initial review of and recommending prospective Advisers for each Portfolio other than PACE MONEY MARKET INVESTMENTS and (2) monitoring Adviser performance. In evaluating prospective Advisers, the Manager considers, among other factors, each Adviser's level of expertise, relative performance, consistency of performance and investment discipline or philosophy. The Manager is responsible for communicating performance expectations and evaluations to the Advisers and for ultimately recommending to the trustees whether Advisers' contracts should be renewed, modified or terminated. The Manager reports to the trustees regarding the results of its evaluation and monitoring functions. For PACE MONEY MARKET INVESTMENTS, the Manager is responsible for furnishing investment advisory services to the Portfolio, subject to the supervision of the trustees.


    The Manager is also responsible for conducting the general operation of the Trust, except those functions performed by the Advisers, custodian and transfer agent. Pursuant to the Management Agreement, each Portfolio pays the Manager a fee comprised of two components: one, for administrative services provided to each Portfolio, computed daily and paid monthly at the annual rate of 0.20% of each Portfolio's average daily net assets; and the other, for investment management services provided to each Portfolio, computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets. The Manager pays each Adviser, out of the investment management services fee it receives from the applicable Portfolio, a fee that is computed daily and paid monthly at the annual rate specified below based on the value of the Portfolio's average daily net assets:


                                                    FEE RATE PAID
                                                     BY PORTFOLIO    FEE RATE PAID BY
                                                    TO THE MANAGER    THE MANAGER TO
                                                      (AS A % OF     THE ADVISER (AS
                                                     AVERAGE NET      A % OF AVERAGE
                    PORTFOLIO                          ASSETS)         NET ASSETS)
--------------------------------------------------  --------------   ----------------
PACE MONEY MARKET INVESTMENTS.....................      0.15%              N/A
PACE GOVERNMENT SECURITIES FIXED INCOME
 INVESTMENTS......................................      0.50%             0.25%
PACE INTERMEDIATE FIXED INCOME INVESTMENTS........      0.40%             0.20%
PACE STRATEGIC FIXED INCOME INVESTMENTS...........      0.50%             0.25%
PACE MUNICIPAL FIXED INCOME INVESTMENTS...........      0.40%             0.20%
PACE GLOBAL FIXED INCOME INVESTMENTS..............      0.60%             0.35%
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS.......      0.60%             0.30%
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS......      0.60%             0.30%
PACE SMALL/MEDIUM COMPANY VALUE EQUITY
 INVESTMENTS......................................      0.60%             0.30%
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY
 INVESTMENTS......................................      0.60%             0.40%
PACE INTERNATIONAL EQUITY INVESTMENTS.............      0.70%             0.40%
PACE INTERNATIONAL EMERGING MARKETS EQUITY
 INVESTMENTS......................................      0.90%             0.50%

    Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Advisers. However, the Manager's compensation and the Manager's decisions, including the identity of an Adviser and the specific amount of the Manager's compensation to be paid to the

Adviser, are subject to review and approval by the board of trustees and separately by the trustees who are not affiliated with the Manager, any of the Advisers or any of their affiliates. In addition, the Manager is subject to certain standards of fiduciary duty required by law.

ADVISERS

    The Advisers have agreed to the foregoing fees, which are generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, partially in recognition of the reduced administrative and other responsibilities they have undertaken with respect to the Portfolios. Subject to the monitoring of the Manager and, ultimately, the supervision and control of the trustees, each Adviser's responsibilities are focused on making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio in accordance with the Portfolio's stated investment objective and policies. The Advisers are paid their fees for management of the Portfolios by Mitchell Hutchins, not the Trust.


    The Trust has received an exemptive order from the SEC that permits the Trust's board of trustees, without the approval of shareholders: (a) to employ a new Adviser pursuant to the terms of a new Advisory Agreement, either as a replacement for an existing Adviser or as an additional Adviser; (b) to change the terms of an Advisory Agreement; and (c) to continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. Shareholders receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.


    The following sets forth certain information about each of the Advisers:

PACE MONEY MARKET INVESTMENTS


    As of October 31, 1998, Mitchell Hutchins was adviser or subadviser of 32 investment companies with 75 separate portfolios having aggregate assets of approximately $41.2 billion, of which approximately $31.3 billion consisted of assets in money market funds. Susan Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the day-to-day management of PACE MONEY MARKET INVESTMENTS. Since 1987, Ms. Ryan has been a portfolio manager at Mitchell Hutchins for taxable money market funds. See "Management--Manager."


PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS


    Pacific Investment Management Company ("PIMCO") is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC and PIMCO Partners LLC. PIMCO Partners, G.P. is the sole general partner of PAH. As of October 31, 1998, PIMCO had over $150 billion in assets under management. Since April 1996, Pasi Hamalainen has been primarily responsible for the day-to-day management of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS. Mr. Hamalainen is an executive vice president of PIMCO. Prior to joining PIMCO, Mr. Hamalainen held a fellowship at The Wharton School and assisted in teaching in the MBA program at the Aresty Institute of Executive Education. Since July 1997, William C. Powers, a Managing Director of PIMCO, has been primarily responsible for the day-to-day management of PACE STRATEGIC FIXED INCOME INVESTMENTS. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group. He was previously associated with Bear Stearns & Co. as Senior Managing Director specializing in mortgage-backed securities.


PACE INTERMEDIATE FIXED INCOME INVESTMENTS


    Pacific Income Advisers, Inc. ("PIA") is located at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401. Lloyd McAdams and Heather U. Baines, who serve as Chairman and Chief Investment Officer and President and Chief Executive Officer, respectively, own PIA's voting securities, which makes each of them controlling persons of PIA. As of October 31, 1998, PIA had over $[5.4] billion in assets under management. Mr. McAdams is primarily responsible for the day-to-day management of

PACE INTERMEDIATE FIXED INCOME INVESTMENTS. Since 1986, he has served as Chairman and Chief Investment Officer of PIA and Chairman and Chief Executive Officer of Syndicated Capital, Inc.

PACE MUNICIPAL FIXED INCOME INVESTMENTS


    Morgan Grenfell, Incorporated ("MG") is located at 150 South Independence Square West, Philadelphia, Pennsylvania 19106. All of the outstanding voting stock of MG is owned by Morgan Grenfell Asset Management, Ltd., which is a wholly owned subsidiary of Morgan Grenfell Group plc. Morgan Grenfell Group plc is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of October 31, 1998, MG had over $14 billion in assets under management. MG has been active in managing portfolios of securities since 1989 and has over 20 years experience in the management of tax-exempt fixed income investment. David W. Baldt is primarily responsible for the day-to-day management of PACE Municipal Fixed Income Investments. Since June 1989, Mr. Baldt has been Executive Vice President and Chief Investment Officer for fixed income at MG.


PACE GLOBAL FIXED INCOME INVESTMENTS


    Rogge Global Partners plc ("Rogge Global") is located at 5-6 St. Andrew's Hill, London, England EC4V5BY. Rogge Global is a wholly owned subsidiary of UAM. UAM is listed on the New York Stock Exchange ("NYSE") and is principally engaged through affiliated firms and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global. As of October 31, 1998, Rogge Global had over $5.3 billion in assets under management. It was organized in 1984 and specializes in global fixed income management. Rogge Global uses a team approach in the management of PACE GLOBAL FIXED INCOME INVESTMENTS. The team is led by Olaf Rogge, Chief Investment Officer of Rogge Global, along with John Graham, Richard Bell, Adrian James and Malie Okrent. Mr. Rogge, who founded Rogge Global in 1984, has been managing global investments for more than 25 years. Mr. Graham joined Rogge Global in February 1994 and is currently a Director, Portfolio Manager and Analyst. Prior thereto, he served as a Senior Manager of the Multi-Currency Fixed Income Investment Team at JP Morgan. Mr. Bell joined Rogge Global in June 1990 and serves as a Director, Portfolio Manager and Analyst. Mr. James joined Rogge Global in April 1995 and serves as a Director, Portfolio Manager and Analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a Director and functioned as the International Bond Economist. Ms. Okrent joined Rogge Global in 1998 as a Portfolio Manager in charge of Global Credit. She had previously been a senior portfolio manager at Rothschild Asset Management managing US, global and short term mandates. Before joining Rothschild, she had spent the previous seven years at JP Morgan where she also managed US, global and short term mandates.


PACE LARGE COMPANY VALUE EQUITY INVESTMENTS


    Brinson Partners, Inc. ("Brinson Partners") is located at 209 South LaSalle Street, Chicago, Illinois 60604. Gary P. Brinson is President and Managing Director of Brinson Partners. Brinson Partners is an indirect subsidiary wholly owned by UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. As of October 30, 1998, Brinson Partners had approximately $173 billion in assets under management. It and its predecessor entities have managed domestic and international investment assets since December 31, 1981. Mr. Jeffrey J. Diermeier, Managing Director of U.S. Equities, Mr. Robert C. Moore, Managing Director and Director of Equity Research, Mr. John
C. Leonard, Executive Director and Equity Portfolio Strategy Analyst, and Ms. Lydia J. Miller, Director and Equity Portfolio Strategy Analyst are the team responsible for the day-to-day management of PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. Mr. Diermeier was formerly Managing Director of Asset Allocation. In addition, Mr. Diermeier and Mr. Moore have been working together for over 20 years and both played a key role in the research, design and implementation of Brinson Partners' proprietary equity valuation model. Prior to joining Brinson Partners in 1991, Mr. Leonard worked as a Financial Advisor with Sheffield Financial Management for four years. Ms. Miller, who joined Brinson Partners in 1995, formerly served as Director of Equities and Portfolio Manager at SBC Portfolio Management International, Inc. for over four years and as a mutual fund portfolio manager at Value Line Asset Management for over three years.


PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS


    Alliance Capital Management L.P. ("Alliance") is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. As of September 30, 1998 The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56.8% of the outstanding units of Alliance. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of June 30, 1998 of approximately $87 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated ("ECI"), a Delaware corporation whose shares are publicly traded on the NYSE. As of September 30, 1998 AXA-UAP, a French insurance holding company, owned approximately 58.5% of the issued and outstanding shares of the common stock of ECI. Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1998 of $241.9 billion (of which more than $99.5 billion represented the assets of registered mutual funds). Jane Mack Gould is primarily responsible for the day-to-day management of PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS. Ms. Gould is a Senior Vice President and Portfolio Manager and has been with Alliance since 1971.


PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS


    Brandywine Asset Management, Inc. ("Brandywine") is located at Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"). Legg Mason, based in Baltimore, Maryland, is a holding company which provides securities brokerage, investment management and investment banking services through its wholly owned subsidiaries. As of October 31, 1998, Brandywine had approximately $7.2 billion in assets under management. It uses a value-oriented approach when investing in both domestic and international markets. Henry Otto, a Managing Director of Brandywine, Michael Jamison, a Managing Director of Brandywine, and Steven Tonkovich, a Managing Director of Brandywine, are primarily responsible for the day-to-day management of PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. Mr. Otto is the primary portfolio manager for Brandywine's small capitalization portfolios and has assisted in designing quantitative evaluation tools at Brandywine since 1988. Mr. Jamison is Chief Investment Officer of Brandywine's individual management program, responsible for managing both equity and balanced portfolios at Brandywine since 1993. From 1988 to 1993, Mr. Jamison was a managing director of Mitchell Hutchins Asset Management Inc. Mr. Tonkovich is portfolio manager for Brandywine's low price/earnings, small capitalization portfolios and is also responsible for the ongoing development of quantitative tools for value investing since 1989.


PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS


    Delaware Management Company, Inc. ("Delaware") is located at One Commerce Square, Philadelphia, PA 19103. Delaware is a member of Delaware Investments, a subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. As of October 31, 1998, Delaware and its affiliates had over $47 billion in assets under management. Delaware and its predecessors have been managing funds in Delaware Investments since 1938. Delaware follows a fundamental, bottom-up approach to small company investing. Gerald S. Frey is primarily responsible for the day-to-day management of PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS. Mr. Frey is a Vice President of Delaware. Prior to joining Delaware

Investments in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management in New York. He has 17 years of experience in the money management business. In making investment decisions for the Portfolio, Mr. Frey regularly consults with the other members of the team, John A. Heffern, Marshall T. Bassett, Jeffery Hynoski, Steven Lampe and Lori F. Wachs. Mr. Heffern, Vice President, joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Mr. Hynoski, Vice President, joined Delaware in 1998. Previously, he held the position of Vice President, Bessemer Trust since 1993. Prior to that he served as an analyst for Lord Abbett and Cowen Asset Management. Mr. Lampe, Vice President, joined Delaware in 1995. Prior to that he held a manager position with Price Waterhouse servicing the financial services industry. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs & Company where she was an equity analyst for two years.


PACE INTERNATIONAL EQUITY INVESTMENTS


    Martin Currie Inc. ("Martin Currie") is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. It is a wholly owned subsidiary of Martin Currie Limited. As of September 30, 1998, Martin Currie had over $8.8 billion in assets under management. It is one of Scotland's leading independent investment management companies, and, since its founding in 1881, has developed an expertise in equity investments. Martin Currie uses a team approach in the management of PACE INTERNATIONAL EQUITY INVESTMENTS. The team is led by James Fairweather, Chief Investment Officer of Martin Currie since 1997. Mr. Fairweather joined Martin Currie in 1984 and has served in various investment management capacities since then.


PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS


    Schroder Capital Management International Inc. ("SCMI") is located at 1301 Avenue of the Americas, New York, New York 10019. It is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc, which is listed on the London Stock Exchange, is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in eighteen countries worldwide. The financial services companies of the Schroder Group had approximately $195 billion in assets under management as of June 30, 1998. As of September 30, 1998, SCMI, together with its UK affiliate Schroder Capital Management International Limited, had approximately $23.9 billion in assets under management. Since its founding in 1980, SCMI has developed an expertise in emerging markets investments. John A. Troiano, Heather Crighton and Mark Bridgeman, with the assistance of an emerging markets investment committee, are primarily responsible for the day-to-day management of PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Mr. Troiano has been a Managing Director of SCMI since October 1995, and has been employed by various Schroder Group companies in the portfolio management area since 1981. Ms. Crighton is a First Vice President of SCMI and has been employed by SCMI in the investment research and portfolio management areas since 1992. Mr. Bridgeman, a Vice President of SCMI, has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1990.


FEE WAIVERS AND SUBSIDIES


    Mitchell Hutchins has agreed to waive all or a portion of its management fee and subsidize certain operating expenses of the Portfolios through July 31, 1999. See "Trust Expenses." Fee waivers and/or expense subsidies will increase a Portfolio's yield or total return. See "Performance Information." Fee waivers and expense subsidies are not guaranteed to continue in future years.

DISTRIBUTOR

    Mitchell Hutchins is the distributor of each Portfolio's shares. PaineWebber is the exclusive dealer pursuant to a contract with Mitchell Hutchins.

PORTFOLIO TRANSACTIONS

    PaineWebber, and any of the Advisers or an affiliated person thereof (an "affiliated broker"), each may act as a broker or futures commission merchant ("FCM") for a Portfolio. In order for an affiliated broker to effect any portfolio transactions for a Portfolio on an exchange or board of trade, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or FCMs in connection with comparable transactions involving similar securities being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow an affiliated broker to receive only that remuneration which would be expected to be received by an unaffiliated broker or FCM in a similar arm's-length transaction.

                              VALUATION OF SHARES


    The net asset value of each Portfolio's shares fluctuates and is determined as of the close of regular trading on The New York Stock Exchange Inc. ("NYSE") (currently 4:00 p.m., eastern time) each Business Day. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, each Portfolio's net asset value per share will be calculated at the time trading was halted. Each Portfolio's net asset value per share is determined by dividing the value of the securities plus any cash or other assets held by the Portfolio less all liabilities by the total number of Portfolio shares outstanding.


    Each Portfolio values its assets based on their current market value when market quotations are readily available. If this value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation is used to value all portfolio securities held by PACE MONEY MARKET INVESTMENTS and short-term dollar-denominated debt obligations of the other Portfolios with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities and restricted or illiquid securities held by any of the Portfolios because there is less reliable, objective data available.

                                   PURCHASES

GENERAL


    Purchases of shares of a Portfolio by a PACE Program participant must be made through a securities account maintained with PaineWebber. Payment for Portfolio shares must be made by check made payable to PaineWebber.



    THE PACE PROGRAM. Shares of the Portfolios currently are available only to participants in the PACE Program. The PACE Program and the Trust are designed to assist investors in devising an asset allocation strategy to meet their individual needs. PaineWebber will not have any investment discretion over the investor's PACE Program account; all investment decisions ultimately rest with the investor.


    Under the PACE Program, PaineWebber investment executives provide services to the investor that include assisting the investor to identify his or her financial characteristics, including risk tolerances and investment objectives in the context of the Portfolios, and assisting the investor to complete an Investor Profile Questionnaire, that can be updated periodically upon the investor's request. PaineWebber uses an investment profile evaluation and asset allocation methodology to assist it in translating investor needs, preferences and attitudes identified from the questionnaire into suggested portfolio allocations. A PaineWebber investment executive presents the recommended allocation to the investor initially and may also review later with the investor monthly account statements and other information such as the performance data provided on a quarterly basis, monitor identified changes in the investor's financial characteristics and assist the investor in preparing a revised questionnaire or otherwise communicating changes to PaineWebber for reevaluation. In addition, for any investor who so directs his or her PaineWebber investment executive, the investor's holdings in the PACE Program will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. Screening will be performed quarterly with respect to accounts for which the investor has elected the rebalancing service, and rebalancing will be performed for each such account where the deviation from the allocation prescribed by the investor exceeds the uniform threshold. Also, the PACE Program participant and his or her PaineWebber investment executive will discuss the participant's investments in the PACE Program at least annually.



    PACE Program participants will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the Portfolios held in the participant's PaineWebber account. The quarterly fee will be charged to the participant's securities account. Qualified plans may make arrangements to pay the quarterly fee separately. The Program Fee may be reduced at various levels of assets and for participation by certain individual retirement accounts ("IRAs"), retirement plans for self-employed individuals and employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (collectively "Plans"). For certain Plans, PaineWebber may provide different services than those described above for different fees. Fees may be subject to negotiation, and fees may differ based upon a number of factors, including, but not limited to, the type of account, the size of the account, the amount of PACE Program assets and the number and range of supplemental advisory services to be provided by PaineWebber investment executives. PaineWebber investment executives receive a portion of any PACE Program Fee paid in consideration of providing services to participants in the PACE Program. Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber. The minimum initial investment in the Trust for all accounts is $10,000, and any subsequent investment in the Trust must be at a minimum of $500. The Trust reserves the right at any time to vary the initial and subsequent investment minimums. See "Other Services and Information--Individual Retirement Accounts."


    Trustees of the Trust, employees of PaineWebber and Mitchell Hutchins and their subsidiaries, and family members of these persons who maintain an "employee related" account at PaineWebber and trustees/directors of PaineWebber mutual funds may participate in the PACE Program at a reduced, or without the imposition of the, PACE Program Fee.


    Payment for shares of the Trust is due at PaineWebber no later than the first Business Day after the order is placed (the "Settlement Date"). No order may be placed until the investor has completed a questionnaire, reviewed the resulting analysis, made the asset allocation decision and executed necessary PACE Program documentation.


                                  REDEMPTIONS

REDEMPTIONS IN GENERAL

    As described below, Portfolio shares may be redeemed at their net asset value, and redemption proceeds will be paid within the first Business Day of the receipt of a redemption request. Investors may redeem shares through PaineWebber.

    Investors may submit redemption requests to their PaineWebber investment executives in person or by telephone, mail or wire. As each Portfolio's agent, PaineWebber will honor a redemption request by repurchasing Portfolio shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within the first Business Day after receipt of the request, repurchase proceeds will be credited to the investor's brokerage account or paid by check at the election of the investor. PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for redemption as described below. The redeeming shareholders will be advised by their account executives if PaineWebber chooses not to honor a redemption request. PaineWebber investment executives are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.


    A redemption request will be executed by the Transfer Agent at the net asset value next computed after it is received in "good order." "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Portfolio account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of each registered owner's signature; A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Investors are responsible for ensuring that a request for redemption is received in "good order."


ADDITIONAL INFORMATION ON REDEMPTIONS

    An investor in the PACE Program may have redemption proceeds of $1 million or more wired to the investor's PaineWebber brokerage account or a commercial bank account designated by the investor. Questions about this option, or redemption requirements generally, should be referred to the investor's PaineWebber investment executive. If an investor requests redemption of shares which were purchased recently, the Trust may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

    Because the Trust incurs certain fixed costs in maintaining shareholder accounts, the Trust reserves the right to redeem all Portfolio shares in any PACE Program account of less than $7,500 net asset value. If the Trust elects to do so, it will notify the investor and provide the investor the opportunity to increase the amount invested to the account minimum in effect at the time the account was originally opened or more within 30 days of the notice. The Trust will not redeem accounts that fall below $7,500 solely as a result of a reduction in net asset value per share or redemptions to pay PACE Program fees. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless the PACE Program is instructed to the contrary.

                         OTHER SERVICES AND INFORMATION

    Investors interested in the services described below should consult their PaineWebber investment executive.


    AUTOMATIC INVESTMENT PLAN. Certain shareholders may purchase shares of a Portfolio through an automatic investment plan, under which shareholders may authorize PaineWebber to place a purchase order each month or quarter for Portfolio shares in an amount not less than $500 per month or quarter. The purchase price is paid automatically from cash held in the shareholder's PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a PaineWebber money market fund or through the liquidation of other securities held in the investor's PaineWebber brokerage account. If the PACE Program assets are held in a PaineWebber RMA account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders.


    In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the automatic investment plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when a Portfolio's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

    For further information regarding the automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber investment executive.

    AUTOMATIC REDEMPTION PLAN. Shareholders may have PaineWebber redeem a portion of their shares in the PACE Program monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a Portfolio concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their PaineWebber investment executive.


    INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through PaineWebber under which investments may be made in the Portfolios as well as in other investments available through PaineWebber. The minimum initial investment in an IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.


                              DIVIDENDS AND TAXES

DIVIDENDS


    Net investment income, net realized long-and short-term capital gains, and net realized gains from foreign currency transactions will be determined separately for each Portfolio. Dividends from the net investment income of PACE MONEY MARKET INVESTMENTS are declared daily and paid monthly. Shareholders of this Portfolio receive dividends from the day following the purchase up to and including the date of redemption. Dividends from the net investment income of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS are declared and paid monthly. Dividends from the net investment income of the six equity Portfolios are declared and paid annually. Net investment income includes dividends and accrued interest and discount, less amortization of premium (except for PACE GLOBAL FIXED INCOME INVESTMENTS) and accrued expenses. Each of PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may, but is not required to, distribute with any dividend all or a portion of any net realized gains from foreign currency transactions. Each of PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS may accompany dividends with distributions of net realized short-term capital gains and net realized gains from foreign currency transactions. It is possible, however, that, due to currency-related losses or short-term capital losses after such a distribution, all or a portion of its distributions may be treated as a non-taxable return of capital to shareholders for tax purposes.


    Substantially all of each Portfolio's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, together with any undistributed net realized short-term capital gain and net realized gains from foreign currency transactions, is distributed annually. A Portfolio may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain.

    Each Portfolio's dividends and other distributions are paid in additional Portfolio shares at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executive or complete the appropriate section of the application form.

TAXES

    Each Portfolio intends to continue to qualify for treatment as a RIC under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.

    Dividends from a Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) generally are taxable to its shareholders as ordinary income. Distributions of a Portfolio's net capital gain (whether paid in cash or in additional Portfolio shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

    Distributions by PACE MUNICIPAL FIXED INCOME INVESTMENTS that it designates as "exempt-interest dividends" generally may be excluded from gross income by a shareholder. These dividends constitute the portion of the Portfolio's aggregate dividends (excluding capital gain distributions) equal to the excess of the excludable interest over certain amounts disallowed as deductions. In order to pay exempt-interest dividends to its shareholders, that Portfolio must (and intends to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of PACE MUNICIPAL FIXED INCOME INVESTMENTS is not deductible. If that Portfolio invests in certain PABs, shareholders must include the portion of their exempt-interest dividends from that Portfolio attributable to those PABs in calculating their liability for the AMT. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax. If that Portfolio realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders. All or a portion of the exempt-interest dividends paid by that Portfolio also may be subject to state or local taxes, or both. Moreover, when a shareholder redeems shares of that Portfolio, the portion of the redemption proceeds attributable to undistributed excludable interest will lose its character as such and may be taxable as part of the redemption proceeds (see below).

    The Trust notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year by each Portfolio and of any portion of those dividends that qualifies for the corporate dividends-received deduction or, in the case of PACE MUNICIPAL FIXED INCOME INVESTMENTS, any portion thereof that is a tax preference item for purposes of the AMT. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Portfolio, in which event the shareholder would be required to include in his gross income his PRO RATA share of those taxes but might be entitled to claim a credit or deduction for those taxes.

    The Trust is required to withhold 31% of all taxable dividends, capital gain distributions and (except in the case of PACE MONEY MARKET INVESTMENTS) redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Trust with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends payable to such shareholders who otherwise are subject to backup withholding.


    A redemption of shares of a Portfolio may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares. If shares of a Portfolio are purchased within 30 days before or after redeeming that Portfolio's shares at a loss (including receipt of Portfolio shares in payment of a dividend distribution and acquisition of shares through the automatic investment plan), all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


    As noted above, shareholders will pay a PACE Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.


    The foregoing is only a summary of some of the important federal tax considerations generally affecting each Portfolio and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                            PERFORMANCE INFORMATION

    Each Portfolio performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Portfolio as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Total return calculations assume reinvestment of dividends and other distributions.

    Each Portfolio may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.


    PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS also may advertise their yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Portfolio share, expressed as an annualized percentage of the net asset value per share at the end of the period. PACE MONEY MARKET INVESTMENTS may advertise its yield and effective yield. The yield of PACE MONEY MARKET INVESTMENTS is the income on an investment in the Portfolio over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


    In addition to the Portfolio's yield, PACE MUNICIPAL FIXED INCOME INVESTMENTS may also show tax-equivalent yield. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as the Portfolio tax-exempt yield (yield excluding taxable income), with adjustments for the portion, if any, of a Portfolio's yield that is not tax-exempt. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

    Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost. See "Performance Information" in the SAI.

                              GENERAL INFORMATION

ORGANIZATION


    The Trust, PaineWebber PACE Select Advisors Trust, is registered with the SEC as an open-end management investment company and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share.


    The Trust does not hold annual shareholder meetings. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so required in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of each Portfolio has equal voting rights, except as noted above. Each share of each Portfolio is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

    To avoid additional operating costs and for investor convenience, the Portfolios will not issue share certificates. Ownership of shares of each Portfolio is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Portfolio's assets and employs foreign sub-custodians approved by the Trust's board of trustees in accordance with applicable requirements under the 1940 Act, to provide custody of the Portfolio's foreign assets, if any. PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolios' transfer and dividend disbursing agent. PFPC (not the Funds) pays PaineWebber for certain Transfer agency-related services that PFPC has delegated to PaineWebber.


CONFIRMATIONS AND STATEMENTS


    Shareholders receive confirmations of their purchases and redemptions of shares of the Portfolios. Participants in the PACE Program will receive a statement at least monthly that reports all of their Portfolio activity and a consolidated year-end statement that shows all their Portfolio transactions for that year. Shareholders also receive audited annual and unaudited semiannual financial statements of the Portfolios.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


    The table below provides selected per share data and ratios for a share of beneficial interest for the period shown. This information is supplemented by the financial statements, accompanying notes, and the report of Ernst & Young LLP, independent auditors, which appear in the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1998 and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Trust's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.



                                                    PACE                                               PACE
                                                MONEY MARKET                                  GOVERNMENT SECURITIES
                                                INVESTMENTS                                  FIXED INCOME INVESTMENTS
                              ------------------------------------------------   ------------------------------------------------
                                                               FOR THE PERIOD                                     FOR THE PERIOD
                                   FOR THE YEARS ENDED        AUGUST 24, 1995+        FOR THE YEARS ENDED        AUGUST 24, 1995+
                              -----------------------------       THROUGH        -----------------------------       THROUGH
                              JULY 31, 1998   JULY 31, 1997    JULY 31, 1996     JULY 31, 1998   JULY 31, 1997    JULY 31, 1996
                              -------------   -------------   ----------------   -------------   -------------   ----------------
Net asset value, beginning
 of period..................     $  1.00         $  1.00          $  1.00           $ 12.61        $  12.07          $ 12.00
                              -------------   -------------       -------        -------------   -------------       -------
Net investment income.......        0.05            0.05             0.05              0.72            0.64             0.49
Net realized and unrealized
 gains (losses) from
 investments, futures
 contracts and foreign
 currency...................          --              --               --              0.18            0.58             0.03
                              -------------   -------------       -------        -------------   -------------       -------
Net increase from investment
 operations.................        0.05            0.05             0.05              0.90            1.22             0.52
                              -------------   -------------       -------        -------------   -------------       -------
Dividends from net
 investment income..........       (0.05)          (0.05)           (0.05)            (0.72)          (0.63)           (0.44)
Distributions from net
 realized gains.............          --              --               --             (0.20)          (0.05)           (0.01)
                              -------------   -------------       -------        -------------   -------------       -------
Total dividends and
 distributions..............       (0.05)          (0.05)           (0.05)            (0.92)          (0.68)           (0.45)
                              -------------   -------------       -------        -------------   -------------       -------
Net asset value, end of
 period.....................     $  1.00         $  1.00          $  1.00           $ 12.59        $  12.61          $ 12.07
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Total investment return
 (1)........................        5.32%           5.13%            4.75%             7.39%          10.42%            4.35%
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)....................     $25,493         $16,070          $10,221           $162,119       $101,606          $58,752
Ratio of:
Expenses to average net
 assets, net of fee waivers
 and expense
 reimbursements.............        0.50%           0.50%            0.50%*            0.85%           1.57%**          0.85%*
Expenses to average net
 assets, before fee waivers
 and expense
 reimbursements.............        1.20%           1.89%            2.40%*            0.95%           1.70%**          1.15%*
Net investment income to
 average net assets, net of
 fee waivers and expense
 reimbursements.............        5.20%           5.04%            4.93%*            5.90%           5.44%**          5.09%*
Net investment income to
 average net assets, before
 fee waivers and expense
 reimbursements.............        4.50%           3.65%            3.03%*            5.80%           5.31%**          4.79%*
Portfolio turnover..........          --              --               --               353%            712%             978%


------------

 +   Commencement of operations



 *   Annualized



 ** Includes 0.72% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.



(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

       -------------------------------------------------------------------------

                                                    PACE                                               PACE
                                         INTERMEDIATE FIXED INCOME                            STRATEGIC FIXED INCOME
                                                INVESTMENTS                                        INVESTMENTS
                              ------------------------------------------------   ------------------------------------------------
                                                               FOR THE PERIOD                                     FOR THE PERIOD
                                   FOR THE YEARS ENDED        AUGUST 24, 1995+        FOR THE YEARS ENDED        AUGUST 24, 1995+
                              -----------------------------       THROUGH        -----------------------------       THROUGH
                              JULY 31, 1998   JULY 31, 1997    JULY 31, 1996     JULY 31, 1998   JULY 31, 1997    JULY 31, 1996
                              -------------   -------------   ----------------   -------------   -------------   ----------------
Net asset value, beginning
of period...................    $ 12.23         $ 11.95           $ 12.00          $ 13.04         $ 12.44           $ 12.00
                              -------------   -------------       -------        -------------   -------------       -------
Net investment income.......       0.67            0.66              0.53             0.69            0.67              0.59
Net realized and unrealized
gains (losses) from
investments, futures
contracts and foreign
currency transactions.......       0.09            0.28             (0.09)            0.40            0.70              0.38
                              -------------   -------------       -------        -------------   -------------       -------
Net increase (decrease) from
investment operations.......       0.76            0.94              0.44             1.09            1.37              0.97
                              -------------   -------------       -------        -------------   -------------       -------
Dividends from net
investment income...........      (0.64)          (0.66)            (0.48)           (0.69)          (0.67)            (0.52)
Distributions from net
realized gains..............         --              --             (0.01)           (0.12)          (0.10)            (0.01)
                              -------------   -------------       -------        -------------   -------------       -------
Total dividends and
distributions...............      (0.64)          (0.66)            (0.49)           (0.81)          (0.77)            (0.53)
                              -------------   -------------       -------        -------------   -------------       -------
Net asset value, end of
period......................    $ 12.35         $ 12.23           $ 11.95          $ 13.32         $ 13.04           $ 12.44
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Total investment return
(1).........................       6.41%           8.14%             3.59%            8.66%          11.35%             8.15%
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Ratios/ Supplemental Data:
Net assets, end of period
(000's)                         $99,690         $66,751           $41,273          $126,880        $75,174           $42,550
Ratio of:
Expenses to average net
assets, net of fee waivers
and expense reimbursements..       0.84%           0.85%             0.85%*           0.85%           0.85%             0.85%*
Expenses to average net
assets, before fee waivers
and expense reimbursements..       0.84%           0.99%             1.23%*           0.94%           1.10%             1.40%*
Net investment income to
average net assets, net of
fee waivers and expense
reimbursements..............       5.60%           5.70%             5.56%*           5.49%           5.69%             5.85%*
Net investment income to
average net assets, before
fee waivers and expense
reimbursements..............       5.60%           5.56%             5.18%*           5.40%           5.44%             5.30%*
Portfolio turnover..........        111%             67%               36%             234%            357%              166%

                                                    PACE                                                PACE
                                           MUNICIPAL FIXED INCOME                               GLOBAL FIXED INCOME
                                                 INVESTMENTS                                        INVESTMENTS
                              -------------------------------------------------   ------------------------------------------------

                                                                FOR THE PERIOD                                     FOR THE PERIOD

                                   FOR THE YEARS ENDED         AUGUST 24, 1995+        FOR THE YEARS ENDED        AUGUST 24, 1995+

                              ------------------------------       THROUGH        -----------------------------       THROUGH

                              JULY 31, 1998    JULY 31, 1997    JULY 31, 1996     JULY 31, 1998   JULY 31, 1997    JULY 31, 1996

                              --------------   -------------   ----------------   -------------   -------------   ----------------

Net asset value, beginning
of period...................     $ 12.67         $ 12.32           $ 12.00          $ 12.17         $ 12.33           $ 12.00

                                 -------       -------------       -------        -------------   -------------       -------

Net investment income.......        0.58            0.61              0.49             0.62            0.64              0.53

Net realized and unrealized
gains (losses) from
investments, futures
contracts and foreign
currency transactions.......        0.02            0.38              0.27            (0.03)          (0.21)             0.27

                                 -------       -------------       -------        -------------   -------------       -------

Net increase (decrease) from
investment operations.......        0.60            0.99              0.76             0.59            0.43              0.80

                                 -------       -------------       -------        -------------   -------------       -------

Dividends from net
investment income...........       (0.57)          (0.61)            (0.43)           (0.40)          (0.51)            (0.46)

Distributions from net
realized gains..............          --           (0.03)            (0.01)           (0.11)          (0.08)            (0.01)

                                 -------       -------------       -------        -------------   -------------       -------

Total dividends and
distributions...............       (0.57)          (0.64)            (0.44)           (0.51)          (0.59)            (0.47)

                                 -------       -------------       -------        -------------   -------------       -------

Net asset value, end of
period......................     $ 12.70         $ 12.67           $ 12.32          $ 12.25         $ 12.17           $ 12.33

                                 -------       -------------       -------        -------------   -------------       -------

                                 -------       -------------       -------        -------------   -------------       -------

Total investment return
(1).........................        4.87%           8.30%             6.38%            4.88%           3.54%             6.68%

                                 -------       -------------       -------        -------------   -------------       -------

                                 -------       -------------       -------        -------------   -------------       -------

Ratios/ Supplemental Data:
Net assets, end of period
(000's)                          $51,638         $34,292           $17,765          $88,838         $60,279           $38,296

Ratio of:
Expenses to average net
assets, net of fee waivers
and expense reimbursements..        0.85%           0.85%             0.85%*           0.95%           0.95%             0.95%*

Expenses to average net
assets, before fee waivers
and expense reimbursements..        0.93%           1.40%             1.74%*           1.23%           1.29%             1.61%*

Net investment income to
average net assets, net of
fee waivers and expense
reimbursements..............        4.67%           5.08%             4.95%*           5.10%           5.36%             5.24%*

Net investment income to
average net assets, before
fee waivers and expense
reimbursements..............        4.59%           4.53%             4.07%*           4.82%           5.02%             4.58%*

Portfolio turnover..........          34%             15%               78%             125%            270%              197%


--------------------------------------------------------------------------------

                                                                                                       PACE
                                                    PACE                                       LARGE COMPANY GROWTH
                                            LARGE COMPANY VALUE                                 EQUITY INVESTMENTS
                                             EQUITY INVESTMENTS                  ------------------------------------------------
                              ------------------------------------------------
                                                               FOR THE PERIOD         FOR THE YEARS ENDED         FOR THE PERIOD
                                   FOR THE YEARS ENDED        AUGUST 24, 1995+   -----------------------------   AUGUST 24, 1995+
                              -----------------------------       THROUGH          JULY 31,                          THROUGH
                              JULY 31, 1998   JULY 31, 1997    JULY 31, 1996         1998#       JULY 31, 1997    JULY 31, 1996
                              -------------   -------------   ----------------   -------------   -------------   ----------------
Net asset value, beginning
  of period.................    $  20.03        $  14.07          $ 12.00          $  19.28        $  13.27          $ 12.00
                              -------------   -------------       -------        -------------   -------------       -------
Net investment income
  (Loss)....................        0.14            0.11             0.12             (0.03)           0.03             0.03
Net realized and unrealized
  gains (losses) from
  investments, futures
  contracts and foreign
  currency..................        1.63            6.61             2.02              4.79            6.01             1.26
                              -------------   -------------       -------        -------------   -------------       -------
Net increase (decrease) from
  investment operations.....        1.77            6.72             2.14              4.76            6.04             1.29
                              -------------   -------------       -------        -------------   -------------       -------
Dividends from net
  investment income.........       (0.14)          (0.11)           (0.05)            (0.01)          (0.03)           (0.02)
Distributions from net
  realized gains............       (1.39)          (0.65)           (0.02)            (1.04)             --               --
                              -------------   -------------       -------        -------------   -------------       -------
Total dividends and
  distributions.............       (1.53)          (0.76)           (0.07)            (1.05)          (0.03)           (0.02)
                              -------------   -------------       -------        -------------   -------------       -------
Net asset value, end of
  period....................    $  20.27        $  20.03          $ 14.07          $  22.99        $  19.28          $ 13.27
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Total investment return
  (1).......................        9.89%          49.13%           17.90%            26.40%          45.61%           10.76%
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)...................    $266,354        $180,807          $80,897          $275,461        $160,334          $69,248
Ratio of:
Expenses to average net
  assets, net of fee waivers
  and expense
  reimbursements............        0.98%           1.00%            1.00%*            1.00%           1.00%            1.00%*
Expenses to average net
  assets, before fee waivers
  and expense
  reimbursements............        0.98%           1.06%            1.40%*            1.02%           1.05%            1.33%*
Net investment income (loss)
  to average net assets, net
  of fee waivers and expense
  reimbursements............        0.82%           0.81%            1.22%*           (0.14)%          0.22%            0.33%*
Net investment income (loss)
  to average net assets,
  before fee waivers and
  expense reimbursements....        0.82%           0.75%            0.82%*           (0.16)%          0.17%           (0.01)%*
Portfolio turnover..........          34%             46%              38%              102%             73%              65%


------------------------

 +      Commencement of operations


 *      Annualized


 # Sub-advisory functions for this Portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.


## Sub-advisory functions for this Portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results for each Portfolio would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

    ----------------------------------------------------------------------------

                                                                                                       PACE
                                                    PACE                                       SMALL/MEDIUM COMPANY
                                         SMALL/MEDIUM COMPANY VALUE                         GROWTH EQUITY INVESTMENTS
                                             EQUITY INVESTMENTS                  ------------------------------------------------
                              ------------------------------------------------
                                                               FOR THE PERIOD         FOR THE YEAR ENDED          FOR THE PERIOD
                                   FOR THE YEAR ENDED         AUGUST 24, 1995+   -----------------------------   AUGUST 24, 1995+
                              -----------------------------       THROUGH                          JULY 31,          THROUGH
                              JULY 31, 1998   JULY 31, 1997    JULY 31, 1996     JULY 31, 1998      1997##        JULY 31, 1996
                              -------------   -------------   ----------------   -------------   -------------   ----------------
Net asset value, beginning
of period...................    $  17.52        $  12.29          $ 12.00          $  14.44        $  11.20          $ 12.00
                              -------------   -------------       -------        -------------   -------------       -------
Net investment income.......        0.10            0.12             0.10             (0.03)          (0.02)            0.00
Net realized and unrealized
gains (losses) from
investments, futures
contracts and foreign
currency transactions.......        1.14            5.55             0.23              2.03            3.26            (0.78)
                              -------------   -------------       -------        -------------   -------------       -------
Net increase (decrease) from
investment operations.......        1.24            5.67             0.33              2.00            3.24            (0.78)
                              -------------   -------------       -------        -------------   -------------       -------
Dividends from net
investment income...........       (0.13)          (0.10)           (0.04)               --              --            (0.02)
Distributions from net
realized gains..............       (1.24)          (0.34)              --             (0.64)             --               --
                              -------------   -------------       -------        -------------   -------------       -------
Total dividends and
distributions...............       (1.37)          (0.44)           (0.04)            (0.64)             --            (0.02)
                              -------------   -------------       -------        -------------   -------------       -------
Net asset value, end of
period......................    $  17.39        $  17.52          $ 12.29          $  15.80        $  14.44          $ 11.20
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Total investment return
(1).........................        6.97%          46.99%            2.76%            14.44%          28.93%           (6.55)%
                              -------------   -------------       -------        -------------   -------------       -------
                              -------------   -------------       -------        -------------   -------------       -------
Ratios/ Supplemental Data:
Net assets, end of period
(000's)                         $183,558        $135,047          $63,894          $198,855        $125,609          $63,364
Ratio of:
Expenses to average net
assets, net of fee waivers
and expense reimbursements..        0.99%           1.00%            1.00%*            1.00%           1.00%            1.00%*
Expenses to average net
assets, before fee waivers
and expense reimbursements..        1.00%           1.12%            1.51%*            1.03%           1.08%            1.27%*
Net investment income (loss)
to average net assets, net
of fee waivers and expense
reimbursements..............        0.61%           1.00%            1.07%*           (0.20)%         (0.21)%          (0.14)%*
Net investment income (loss)
to average net assets,
before fee waivers and
expense reimbursements......        0.60%           0.88%            0.56%*           (0.23)%         (0.29)%          (0.41)%*
Portfolio turnover..........          42%             39%              30%              131%            247%             115%


                                                    PACE                                               PACE
                                            INTERNATIONAL EQUITY                              INTERNATIONAL EMERGING

                                                INVESTMENTS                                 MARKETS EQUITY INVESTMENTS

                              ------------------------------------------------   ------------------------------------------------

                                                               FOR THE PERIOD                                     FOR THE PERIOD

                                   FOR THE YEAR ENDED         AUGUST 24, 1995+        FOR THE YEAR ENDED         AUGUST 24, 1995+

                              -----------------------------       THROUGH        -----------------------------       THROUGH

                              JULY 31, 1998   JULY 31, 1997    JULY 31, 1996     JULY 31, 1998   JULY 31, 1997    JULY 31, 1996

                              -------------   -------------   ----------------   -------------   -------------   ----------------

Net asset value, beginning
of period...................    $  15.66        $  12.79          $ 12.00          $  15.60         $ 12.49          $ 12.00

                              -------------   -------------       -------        -------------   -------------       -------

Net investment income.......        0.16            0.10             0.12              0.09            0.06             0.07

Net realized and unrealized
gains (losses) from
investments, futures
contracts and foreign
currency transactions.......        1.20            2.97             0.73             (5.23)           3.09             0.44

                              -------------   -------------       -------        -------------   -------------       -------

Net increase (decrease) from
investment operations.......        1.36            3.07             0.85             (5.14)           3.15             0.51

                              -------------   -------------       -------        -------------   -------------       -------

Dividends from net
investment income...........       (0.16)          (0.13)           (0.06)            (0.05)          (0.04)           (0.02)

Distributions from net
realized gains..............       (0.32)          (0.07)              --                --              --               --

                              -------------   -------------       -------        -------------   -------------       -------

Total dividends and
distributions...............       (0.48)          (0.20)           (0.06)            (0.05)          (0.04)           (0.02)

                              -------------   -------------       -------        -------------   -------------       -------

Net asset value, end of
period......................    $  16.54        $  15.66          $ 12.79          $  10.41         $ 15.60          $ 12.49

                              -------------   -------------       -------        -------------   -------------       -------

                              -------------   -------------       -------        -------------   -------------       -------

Total investment return
(1).........................        9.27%          24.30%            7.08%           (32.99)%         25.31%            4.23%

                              -------------   -------------       -------        -------------   -------------       -------

                              -------------   -------------       -------        -------------   -------------       -------

Ratios/ Supplemental Data:
Net assets, end of period
(000's)                         $164,477        $102,979          $45,331          $ 63,237         $54,759          $25,481

Ratio of:
Expenses to average net
assets, net of fee waivers
and expense reimbursements..        1.21%           1.35%            1.50%*            1.50%           1.50%            1.50%*

Expenses to average net
assets, before fee waivers
and expense reimbursements..        1.21%           1.35%            1.81%*            1.79%           2.09%            2.35%*

Net investment income (loss)
to average net assets, net
of fee waivers and expense
reimbursements..............        1.14%           0.95%            1.35%*            0.98%           0.63%            0.94%*

Net investment income (loss)
to average net assets,
before fee waivers and
expense reimbursements......        1.14%           0.95%            1.04%*            0.69%           0.04%            0.08%*

Portfolio turnover..........          56%             55%              25%               51%             39%              22%


                                   APPENDIX A

    The Portfolios may use some or all of the following instruments:

    OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional securities option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

    INDEX FUTURES CONTRACTS--An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally agreed upon. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specified currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                   APPENDIX B
          THIS DOCUMENT HAS BEEN PREPARED BY PAINEWEBBER INCORPORATED
        AS A COPY OF THE NOTICE THAT APPEARED IN THE FEDERAL REGISTER ON
               FRIDAY, MARCH 22, 1996 (VOL. 61, N0. 57 AT 11882).

PAINEWEBBER INCORPORATED (PAINEWEBBER) LOCATED IN NEW YORK, NY [Application No. D-09818]

                               PROPOSED EXEMPTION

    Based on the facts and representations set forth in the application, the Department is considering granting an exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10,
1990).(1)

Section I. Covered Transactions

    If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).

    In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1) (E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under the provisions of section 404(c) of the Act (the Section 404(c) Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.

    This proposed exemption is subject to the conditions set forth below in
Section II.

Section II. General Conditions

(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.

(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.

(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.

(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.

(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.

(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all available Portfolios.

(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.

(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.

--------------------------
  (1) For purposes of this proposed exemption, reference to provisions of Title I of the Act, unless otherwise specified, refer also to the corresponding provisions of the Code.

(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,

    (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:

        (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.

        (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

        (C) An investor questionnaire.

        (D) A written analysis of PMAS's asset allocation decision and recommendation of specific Portfolios.

        (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.

        (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreement between Mitchell Hutchins and the Sub-Advisers.

        (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.

    (2) In the case of a Section 404(c) Plan, the Independent Fiduciary will--

        (A) Make copies of the foregoing documents available to Directing Participants.

        (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.

    (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(l) of this Section II.

    (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--

        (A) Independent of PaineWebber and its affiliates;

        (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;

        (C) Able to make an informed decision concerning participation in the PACE Program.

    (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is--

        (A) Independent of PMAS and its affiliates;

        (B) Capable of making an independent decision regarding the investment of Plan assets;

        (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and

        (D) Able to make an informed decision concerning participation in the PACE Program.

(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:

    (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.

    (2) Telephone quotations from PaineWebber of such Plan's account balance.

    (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account.

       Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.

    (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.

    (5) A written quarterly monitoring report that includes a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); an investment outlook summary containing market commentary; and the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

    (6) A statement, furnished at least quarterly or annually, specifying--

        (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;

        (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;

        (C) The average brokerage commissions per share by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and

        (D) The average brokerage commissions per share by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    (7) Periodic meetings with a PaineWebber Investment Executive by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.

(l) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, the information noted above in subparagraphs
   (k)(1) through (k)(7) of this Section II may be provided directly by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS.

(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.

(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors receive copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.

(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--

    (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and

    (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(1) of this Section II below.

(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this
         Section II are unconditionally available at their customary location during normal business hours by:

        (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);

        (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

        (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

        (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

(p) (2) None of the persons described above in paragraphs (p)(l)(B)-(p)(l)(D) of this paragraph (P) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.

Section III. Definitions

    For purposes of this proposed exemption:

(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.

(b) An "affiliate" of PaineWebber includes--

    (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.

    (2) Any officer, director or partner in such person, and

    (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.

(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either

    (1) A Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares of a Section 404(c) Plan;

    (2) A participant in a Keogh Plan;

    (3) An individual covered under a self-directed IRA which invests in Trust shares;

    (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;

    (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.

(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.

    Effective Date: If granted, this proposed exemption will be effective as of August 18, 1995.

                      SUMMARY OF FACTS AND REPRESENTATIONS

1. The parties to the transactions are as follows:

    (a) PAINEWEBBER GROUP (PAINE WEBBER GROUP), located in New York, New York, is the parent of PaineWebber. Paine Webber Group is one of the leading full-line securities firms servicing institutions, governments and individual investors in the United States and throughout the world. Paine Webber Group conducts its businesses in part through PMAS, a division of PaineWebber and Mitchell Hutchins, a wholly owned subsidiary of PaineWebber. Paine Webber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. In addition, it holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although Paine Webber Group is not an operating company and, as such, maintains no assets under management, as of September 30, 1994, Paine Webber Group and its subsidiaries rendered investment advisory services with respect to $36.1 billion in assets.

    (b) PAINEWEBBER, whose principal executive offices are located in New York, New York, provides investment advisory services to individuals, banks, thrift institutions, investment companies, pension and profit sharing plans, trusts, estates, charitable organizations, corporations and other business and government entities. PaineWebber is also responsible for securities underwriting, investment and merchant banking services and securities and commodities trading as principal and agent. PaineWebber serves as the dealer of Trust shares described herein.

    (c) PMAS, located in Weehawken, New Jersey is responsible for individual investor account management and investor consulting services. PMAS provides such services to the investors involved in various PaineWebber investment programs by providing asset allocation recommendations and related services with respect to their investments. PMAS provides investment consulting and advisory services to more than 40,000 accounts, with account sizes ranging from institutional accounts in excess of $650 million in assets to individual accounts with $100,000 minimum investments. PMAS provides investors in the Trust with asset allocation recommendations and related services with respect to investments in the Trust Portfolios.

    (d) MITCHELL HUTCHINS, which is located in New York, New York, is a registered investment adviser under the Investment Adviser's Act of 1940 (the Advisers Act) and a wholly owned subsidiary of PaineWebber. Mitchell Hutchins provides investment advisory and asset management services to investors and develops and distributes investment products, including mutual funds and limited partnerships. Mitchell Hutchins also provides financial services to over $24.8 billion in client assets representing twenty-eight investment companies with fifty-five separate portfolios. Mitchell Hutchins is providing investment management and administrative services with respect to the Trust and investment advisory services with respect to one of the Trust's Portfolios.

    (e) STATE STREET BANK AND TRUST COMPANY (STATE STREET), located in North Quincy, Massachusetts, serves as the custodian of assets for the Trust. State Street is not affiliated with PaineWebber and its affiliates. It provides a full array of integrated banking products, focusing on servicing financial assets (i.e., asset custody, cash management, securities lending, multi-currency accounting and foreign exchange), managing assets and commercial lending. As of September 30, 1994, State Street rendered custodian services with respect to approximately $1.6 trillion in assets and provided investment management services to approximately $155 billion in assets.

    (f) PFPC, INC. (PFPC), a subsidiary of PNC Bank, National Association, and whose principal address is in Wilmington, Delaware, serves as the Trust's transfer and dividend disbursing agent. PFPC is not affiliated with PaineWebber and its affiliates. PFPC provides a complete range of mutual fund administration and accounting services to a diverse product base of domestic and international investment portfolios. PFPC is also one of the nation's leading providers of transfer and shareholder servicing services to mutual funds and asset management accounts. As of September 30, 1994, PFPC rendered accounting and administration services to over 400 mutual funds and provided transfer agency, dividend disbursing and/or shareholder servicing services with respect to more than 3.1 million shareholder accounts.

2. The Trust is a no load, open-end, diversified management investment company registered under the '40 Act. The Trust was organized as a Delaware business trust on September 9, 1994 and it has an indefinite duration. As of November 6, 1995, the Trust had $184 million in net assets. The Trust presently consists of twelve different portfolios which will pay dividends to investors. The composition of the Portfolios will cover a spectrum of investments ranging from foreign and U.S. Government-related securities to equity and debt securities issued by foreign and domestic corporations. Although a Portfolio of the Trust is permitted to invest its assets in securities issued by PaineWebber and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will never exceed one percent. With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios are being initially offered to the public at a net asset value of $10 per share. Shares in the PACE Money Market Investments Portfolio are being initially offered to the public at a net asset value of $1.00 per share.

3. Mitchell Hutchins serves as the distributor of Trust shares and PaineWebber serves as the dealer with respect to shares of the Portfolios.(2) Such shares are being offered by PaineWebber at no load, to participants in the PACE Program. The PACE Program is an investment service pursuant to which PMAS provides participants in the PACE Program with asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objectives and risk tolerances. As stated above, State Street will serve as the custodian of each Portfolio's assets and PFPC serves as the Portfolio's transfer and dividend disbursing agent.

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  (2) As distributor or principal underwriter for the Trust, Mitchell Hutchins will use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Pursuant to a separate dealer agreement with Mitchell Hutchins, PaineWebber will sell Trust shares to investors. However, neither Mitchell Hutchins nor PaineWebber will receive any compensation for their services as distributor or dealer of Trust shares. According to the applicants, Mitchell Hutchins and PaineWebber may be regarded as having an indirect economic incentive by virtue of the fact that Mitchell Hutchins and PaineWebber will be paid for the services they provide to the Trust in their respective capacities as investment manager and administrator of the Trust (Mitchell Hutchins) and as the provider of asset allocation and related services (PaineWebber, through PMAS).

    To participate in the PACE Program, each investor must open a brokerage account with PaineWebber.(3) The minimum initial investment in the PACE Program is $10,000.

    Although PaineWebber anticipates that investors in the Trust will initially consist of institutions and individuals, it is proposed that prospective investors will include Plans for which PaineWebber may or may not currently maintain investment accounts. A majority of these Plans may be IRAs or Keogh Plans. In addition, it is proposed that Plans for which PaineWebber or an affiliate serves as a prototype sponsor and/or a nondiscretionary trustee or custodian be permitted to invest in the Trust.(4)

    The applicants represent that the initial purchase of shares in the Trust by a Plan participating in the PACE Program may give rise to a prohibited transaction where PaineWebber, or an affiliate thereof, is a party in interest with respect to the Plan. PaineWebber also acknowledges that a prohibited transaction could arise upon a subsequent purchase or redemption of shares in the Trust by a participating Plan inasmuch as the party in interest relationship between PaineWebber and the Plan may have been established at that point.

    Accordingly, the applicants have requested retroactive exemptive relief from the Department with respect to the purchase and redemption of shares in the Trust by a Plan participating in the PACE Program where PaineWebber does not
    (a) sponsor the Plan (other than as prototype sponsor) or (b) have discretionary authority over such Plan's assets.(5) No commissions or fees will be paid by a Plan with respect to the sale and redemption transactions or a Plan's exchange of shares in a Portfolio for shares of another Portfolio. If granted, the proposed exemption will be effective as of August 18, 1995.

4. Overall responsibility for the management and supervision of the Trust and the Portfolios rests with the Trust's Board of Trustees (the Trustees). The Trustees will approve all significant agreements involving the Trust and the persons and companies that provide services to the Trust and the Portfolios.

5. Mitchell Hutchins also serves as the investment manager to each Portfolio. Under its investment management and administration agreement with the Trust, Mitchell Hutchins will provide certain investment management and administrative services to the Trust and the Portfolios that, in part, involve calculating each Portfolio's net asset value(6) and, with the exception of the PACE Money Market Investments Portfolio (for which Mitchell Hutchins will exercise investment discretion), making recommendations to the Board of Trustees of the Trust regarding (a) the investment policies of each Portfolio and (b) the selection and retention of the Sub-Advisers who will exercise investment discretion with respect to the assets of each Portfolio.(7)

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  (3) According to the Statement of Additional Information that accompanies the Prospectus for the PACE Program, shares in the Trust are not certificated for reasons of economy and convenience. However, PFPC maintains a record of each investor's ownership of shares. Although Trust shares are transferable and accord voting rights to their owners, they do not confer pre-emptive rights (i.e., the privilege of a shareholder to maintain a proportionate share of ownership of a company by purchasing a proportionate share of any new stock issues). PaineWebber represents that in the context of an open-end investment company that continuously issues and redeems shares, a pre-emptive right would make the normal operations of the Trust impossible.
    As for voting rights, PaineWebber states that they are accorded to recordholders of Trust shares. PaineWebber notes that a recordholder of Trust shares may determine to seek the submission of proxies by Plan participants and vote Trust shares accordingly. In the case of individual account plans such as
Section 404(c) Plans, PaineWebber believes that most Plans will pass the vote through to Directing Participants on a pro-rata basis.

  (4) The Department notes that the general standards of fiduciary conduct promulgated under the Act would apply to the participation in the PACE Program by an Independent Fiduciary. Section 404 of the Act requires that a fiduciary discharge his duties respecting a plan solely in the interest of the plan's participants and beneficiaries and in a prudent fashion. Accordingly, an Independent Fiduciary must act prudently with respect to the decision to enter into the PACE Program with PMAS as well as with respect to the negotiation of services that will be performed thereunder and the compensation that will be paid to PaineWebber and its affiliates. The Department expects an Independent Fiduciary, prior to entering into the PACE Program, to understand fully all aspects of such arrangement following disclosure by PMAS of all relevant information.

  (5) PaineWebber represents that to the extent employee benefit plans that are maintained by PaineWebber purchase or redeem shares in the Trust, such transactions will meet the provisions of Prohibited Transaction Exemption (PTE) 77-3 (42 FR 18734, April 8, 1977). PaineWebber further represents that, although the exemptive relief proposed above would not permit PaineWebber or an affiliate (while serving as a Plan fiduciary with discretionary authority over the management of a Plan's assets) to invest those assets over which it exercises discretionary authority in Trust shares, a purchase or redemption of Trust shares under such circumstances would be permissible if made in compliance with the terms and conditions of PTE 77-4 (42 FR 18732, April 8, 1977). The Department expresses no opinion herein as to whether such transactions will comply with the terms and conditions of PTEs 77-3 and 77-4.

  (6) The net asset value of each Portfolio's shares, except for the PACE Money Market Investments Portfolio, fluctuates and is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4:00 p.m. Eastern Time) each business day. The net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12:00 p.m. each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.

  (7) Subject to the supervision and direction of the Trustees, Mitchell Hutchins will provide to the Trust investment management evaluation services principally by performing initial review on prospective Sub-Advisers for each Portfolio and thereafter monitoring each Sub-Adviser's performance. In evaluating prospective Sub-Advisers, Mitchell Hutchins will consider, among other factors, each Sub-Adviser's level of expertise, consistency of performance and investment discipline or philosophy. Mitchell Hutchins will have the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Trustees whether a Sub-Adviser's contract should be continued.

    The Sub-Advisers will provide discretionary advisory services with respect to the investment of the assets of the respective Portfolios (other than the PACE Money Market Investments Portfolio) on the basis of their performance in their respective areas of expertise in asset management. With the exception of the PACE Money Market Investments Portfolio which will be advised by Mitchell Hutchins, PaineWebber represents that all of the Sub-Advisers, will be independent of, and will remain independent of PaineWebber and/or its affiliates. The Sub-Advisers will be registered investment advisers under the Advisers Act and maintain their principal executive offices in various regions of the United States.

    The administrative services for which Mitchell Hutchins will be responsible include the following: (a) supervising all aspects of the operations of the Trust and each Portfolio (e.g., oversight of transfer agency, custodial, legal and accounting services; (b) providing the Trust and each Portfolio with corporate, administrative and clerical personnel as well as maintaining books and records for the Trust and each Portfolio; (c) arranging for the periodic preparation, updating, filing and dissemination of the Trust's Registration Statement, proxy materials, tax returns and required reports to each Portfolio's shareholders and the SEC, as well as other federal or state regulatory authorities; (d) providing the Trust and each Portfolio with, and obtaining for it, office space, equipment and services; (e) providing the Trustees with economic and investment analyses and reports, and making available to the Trustees, upon request, any economic, statistical and investment services. These administrative services do not include any management services that might be performed by Mitchell Hutchins. As noted in Representations 17 and 18, Mitchell Hutchins is separately compensated for management services rendered to the Trust.

6. Through the PACE Program, PMAS is providing a Plan investor with non-binding, asset allocation recommendations with respect to such investor's investments in the Portfolios. In order to make these evaluations, PMAS will furnish copies of an investor questionnaire, designed to elicit information about the specific investment needs, objectives and expectations of the investor, to an Independent Fiduciary of a Title I Plan that does not permit individually-directed investments, to an Independent Fiduciary of an IRA or a Keogh Plan, or to a Directing Participant of a Section 404(c) Plan. Although the contents of the questionnaire may vary somewhat depending upon the type of Plan investing in the PACE Program, for a particular Plan, the same questionnaire will be given to each participant.

    In the case of a Section 404(c) Plan where an Independent Fiduciary has established an Undisclosed Account with PaineWebber in the name of the Plan, PMAS will provide investor questionnaires to each Directing Participant through PaineWebber Investment Executives (who are registered representatives of PaineWebber), via the Plan's benefits personnel or independent recordkeeper (the Recordkeeper), or by other means requested by the Independent Fiduciary. The applicants recognize that Section 404(c) Plans typically employ a Recordkeeper to assist the Independent Fiduciary with maintaining Plan-related data which is used to generate benefit status reports, regulatory compliance reports and participant- and Plan-level investment performance reports. Therefore, the Undisclosed Account arrangement is intended to coordinate with the functions traditionally provided to Section 404(c) Plans by their Recordkeepers.(8)

7. Based upon data obtained from the investor questionnaire, PMAS will evaluate the investor's risk tolerances and investment objectives. PMAS will then recommend, in writing, an appropriate allocation of assets among suitable Portfolios that conforms to these tolerances and objectives.

    PaineWebber represents that PMAS will not have any discretionary authority or control with respect to the allocation of an investor's assets among the Portfolios. In the case of an IRA or Keogh Plan, PaineWebber represents that all of PMAS's recommendations and evaluations will be presented to the Independent Fiduciary and will be implemented only if accepted and acted upon by such fiduciary.

    In the case of a Section 404(c) Plan, PaineWebber represents that Directing Participants in such Plan will be presented with recommendations and evaluations that are

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  (8) The applicants wish to emphasize that the PACE Program can currently be provided to participants in Section 404(c) Plans on either an Undisclosed Account or a disclosed account (the Disclosed Account) basis (i.e., where the Independent Fiduciary opens a separate PACE Program account with PaineWebber for each Directing Participant). In this regard, the applicants note that PaineWebber presently offers the PACE Program on a Disclosed Account arrangement to IRAs and Keogh Plans. However, for other Section 404(c) Plans such as those that are covered under the provisions of section 401(k) of the Code, PaineWebber prefers not to establish Disclosed Accounts for individual participants because of servicing and other administrative matters typically undertaken by such Plan's Recordkeepers. The applicants note that from the participant's perspective, there is no difference in the nature of the services provided under the PACE Program regardless of whether the participant's investment is held through a "Disclosed" or "Undisclosed" Account arrangement. The applicants state that these designations are primarily internal distinctions relating to whether the participant's name appears in the account set-up and reflects differences in the applicable sub-accounting functions.

    Notwithstanding the above, the Department wishes to point out that, regardless of the arrangement negotiated with PaineWebber, an Independent Fiduciary of a Section 404(c) Plan has the responsibility to disseminate all information it receives to each Directing Participant investing in the PACE Program.

    tailored to the responses provided by that Directing Participant in his or her questionnaire. PMAS's recommendations will be disseminated to Directing Participants in accordance with procedures established for the Plan.

    After receipt of PMAS's initial recommendations, which may or may not be adopted, the Independent Fiduciary or Directing Participant, as applicable, will select the specific Portfolios. PMAS will continue to recommend to Independent Fiduciaries or Directing Participants asset allocations among the selected Portfolios.

8. Aside from the investor questionnaire, in order for a Plan to participate in the PACE Program, PaineWebber or PMAS will provide an Independent Fiduciary with a copy of the Trust Prospectus discussing (a) the investment objectives of the Portfolios comprising the Trust, (b) the policies employed to achieve these objectives, (c) the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their subsidiaries, and (d) the compensation paid to such entities by the Trust and information explaining the risks attendant to investing in the Trust. In addition, upon written or oral request to PaineWebber, the Independent Fiduciary will be given a Statement of Additional Information supplementing the Prospectus which describes, in further detail, the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. Further, each Independent Fiduciary will be given a copy of the investment advisory agreement between PMAS and such Plan relating to participation in the PACE Program, including copies of the notice of proposed exemption and grant notice for the exemptive relief provided herein. Upon oral or written request to the Trust, PaineWebber will also provide an Independent Fiduciary with a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.

    In the case of a Section 404(c) Plan, depending on the arrangement negotiated with the Independent Fiduciary, PaineWebber represents that the Independent Fiduciary will make available copies of the foregoing documents to Directing Participants.

    In addition, Independent Fiduciaries and, if applicable, Directing Participants, will receive introductory documentation regarding the PACE Program in marketing materials and in other communications. Further, depending upon the arrangement negotiated between PMAS and the Independent Fiduciary, a PaineWebber Investment Executive will meet with a Directing Participant, upon oral or written request, to discuss the services offered under the PACE Program, including the rebalancing feature described in Representation 12, as well as the operation and objectives of the Portfolios.(9)

9. If accepted as an investor in the PACE Program, an Independent Fiduciary will be required by PMAS to acknowledge, in writing, prior to purchasing Trust shares, that such fiduciary has received copies of the documents referred to in Representation 8. With respect to a Plan that is covered by Title I of the Act (e.g., a defined contribution plan), where investment decisions will be made by a trustee, investment manager or a named fiduciary, PMAS will require that such Independent Fiduciary acknowledge in writing receipt of such documents and represent to PaineWebber that such fiduciary is (a) independent of PaineWebber and its affiliates, (b) capable of making an independent decision regarding the investment of Plan assets, (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (d) able to make an informed decision concerning participation in the PACE Program.

    With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary, as the recordholder of Trust shares). Such Independent Fiduciary will be required to represent, in writing, to PMAS that such fiduciary is
    (a) independent of PaineWebber and its affiliates, (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (c) able to make an informed decision concerning participation in the PACE Program.

10. After the selection of specific Portfolios by an Independent Fiduciary or a Directing Participant,(10) PMAS will continue to provide recommendations to such persons relating to asset allocations among the selected Portfolios. However, with respect to a Section 404(c) Plan in which at least three Portfolios may be selected by the Independent Fiduciary, PMAS's initial asset allocation recommendation to Directing Participants will be limited to fthe suggested Portfolios offered under the Plan. PMAS anticipates that it may also work with the Independent Fiduciary of a Section 404(c) Plan to assist the fiduciary in (a) identifying and

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  (9) The Department is expressing no opinion as to whether the information provided under the PACE Program is sufficient to enable a Directing Participant to exercise independent control over assets in his or her account as contemplated by Section 404(c) of the Act.

  (10) In the case of a Section 404(c) Plan, PMAS will receive electronically from the Recordkeeper each participant's investment selections.

   drafting investment objectives, (b) selecting suitable investment categories or actual Portfolios to be offered to Directing Participants or (c) recommending appropriate long-term investment allocations to a Directing Participant, if this individual receives such advice.

    An Independent Fiduciary or a Directing Participant will be permitted to change his or her investment allocation by specifying the new allocation in writing or by other means authorized by the Plan (e.g., by use of a kiosk). Although PaineWebber currently imposes no limitation on the frequency with which an Independent Fiduciary or a Directing Participant may change his or her prescribed asset allocation, PaineWebber reserves the right to impose reasonable limitations.

11. Depending on the arrangement negotiated with PMAS, PaineWebber will provide each Independent Fiduciary with the following information: (a) Written confirmations of each purchase and redemption of shares of a Portfolio; (b) daily telephone quotations of such Plan's account balance; (c) a monthly statement of account specifying the net asset value of a Plan's assets that are invested in such account; and (d) a quarterly, written investment performance monitoring report.

    The monthly account statement will include, among other information: (a) cash flow and transaction activity during the month, including purchase, sale and exchange activity and dividends paid or reinvested; (b) unrealized gains or losses on Portfolio shares held; and (c) a summary of total earnings and capital returns on the Plan's PACE Program Portfolio for the month and year-to-date. The quarterly investment performance report will include, among other information, the following: (a) a record of the performance of the Plan's PACE Program portfolio for the quarter and since inception showing rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period)(11);
    (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each Portfolio. In addition, to the extent required by the arrangement negotiated with the Independent Fiduciary, the quarterly performance monitoring report will (a) contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the investment objectives are being met, and (b) recommend, from time to time, changes in Portfolio allocations. The quarterly performance monitoring report is described in the summary of the PACE Program contained in the Trust Prospectus.

    With respect to a Section 404(c) Plan, the quarterly investment performance report transmitted to the Independent Fiduciary will include the following aggregate information relative to the Undisclosed Account as well as market commentary: (a) a record of the performance of the Plan's assets and rates of return as compared to several appropriate market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period); and (b) the Plan's actual investment portfolio with a breakdown of investments made in each Portfolio. As to each Directing Participant, PMAS will provide information to be contained in the quarterly performance monitoring report to such participants.

    In addition, on both a quarterly and annual basis, commencing with the first quarterly report due after this notice of proposed exemption is issued, PaineWebber will provide, as applicable, an Independent Fiduciary or a Directing Participant with written disclosures of (a) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (b) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (c) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and
    (d) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.

    Further, the Independent Fiduciary or Directing Participant, as applicable, will have access to a PaineWebber Investment Executive for the discussion of the quarterly performance monitoring reports, the rebalancing feature described below in Representation 12 or any questions that may arise.

12. Depending on the arrangement negotiated with PMAS, for any investor who so directs PMAS, the investor's Trust holdings will be automatically rebalanced on a periodic basis to maintain the investor's designated allocation among the Portfolios. PMAS will receive no additional compensation to provide this service. At both the Independent Fiduciary and Directing Participant levels, the rebalancing election will be made in writing or in any manner permitted by the Plan (e.g., in the case of a Section 404(c) Plan, electronic transmission

--------------------------
  (11) The comparative index is a blended index of the individual Portfolio indices that are weighted by the allocation percentages corresponding to those holdings that make up the investor's total investment in the PACE Program.

   by the Recordkeeper to PMAS of the Directing Participant's election). The election will be accompanied by a disclosure that is designed to provide the Independent Fiduciary and the Directing Participant, as applicable, with an understanding of the rebalancing feature. Disclosure of the rebalancing feature is included in the Prospectus for the PACE Program which will be provided to each Independent Fiduciary and Directing Participant.

    It is currently anticipated that screening will be performed quarterly with respect to the PACE Program accounts for which the investor has elected the rebalancing service and that rebalancing will be performed for each such account where any Portfolio allocation deviates from the allocation prescribed by the investor by the agreed-upon uniform threshold.(12) The threshold for triggering rebalancing is a percentage (presently, 2 1/2 percent) that has been established by PaineWebber and is applied uniformly to all accounts subject to rebalancing. If PaineWebber were, in the future, to determine that this uniform threshold should be changed, PMAS would notify all investors (including Independent Fiduciaries and Directing Participants) who had elected the rebalancing feature. Then, in order to continue to provide this service, PMAS would need to obtain the consent of each such investor.

    The applicants note that rebalancing is a feature that an investor chooses to apply indefinitely until the investor notifies PaineWebber that it wishes to have this service discontinued. After rebalancing has been discontinued, an investor may reactivate the rebalancing service by notifying PaineWebber in writing.

13. PaineWebber notes that not all of the services described above will be provided to every Plan. The services that will be provided will depend on what is decided upon by the Independent Fiduciary. Assuming the Independent Fiduciary requests a reduction in the level of services, there will be no corresponding reduction in the fee that the fiduciary pays PMAS. This is due to the bundled nature of the services provided in the PACE Program. For example, if the Independent Fiduciary were to limit the number of Portfolios available as investment options for its Plan participants, this might be deemed a reduction in the services available under the PACE Program that would not result in any reduction in the applicable Program fee. Similarly, under the PACE Program, an Independent Fiduciary of a Section 404(c) Plan may decide for its own reasons not to make the automatic rebalancing service available to Directing Participants. Under such circumstances, PMAS will not reduce its fees to reflect the absence of the provision of rebalancing services to the Plan. Further, under the particular arrangement which it has negotiated with PMAS, the Independent Fiduciary may or may not request PaineWebber Investment Executives to make presentations or be available to meet with Directing Participants.

    Thus, an Independent Fiduciary may choose all, some or none of the PACE Program's optional services. If an Independent Fiduciary selects all of these services, the Plan will incur no greater an annual fee than had that Independent Fiduciary selected some or none of these services. The absence of a reduction in fees in the event not all services are requested is an issue that should be considered by the Independent Fiduciary.(13) Nonetheless, the Applicants represent that the reduction in the types of services provided will not cause the fees paid to PaineWebber by a Plan under the PACE Program to violate section 408(b)(2) of the Act.

14. Plans wishing to redeem their Trust shares may communicate their requests in writing or by telephone to PMAS. Redemption requests received in proper form prior to the close of trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value at the close of business of the next day, except on weekends or holidays when the NYSE is closed. A Portfolio will be required to transmit redemption proceeds for credit to an investor's account with PaineWebber within 5 business days after receipt of the redemption

--------------------------
  (12) Currently, with regard to investors who have elected the rebalancing feature, rebalancing is effected by an automated, mechanical system that, as to each account: (a) Calculates the current allocation for each Portfolio based on the quarter-end net asset value; (b) compares the current allocation for each Portfolio with the allocation prescribed by the investor; (c) identifies for rebalancing all accounts with one or more Portfolios whose current allocation deviates by the agreed-upon threshold from the allocation prescribed by the investor; and (d) for each account which has been identified for rebalancing pursuant to (a)-(c), (1) calculates the dollar difference between the current allocation and the allocation prescribed by the investor, (2) reduces each Portfolio whose current allocation exceeds the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations, and (3) increases each Portfolio whose current allocation is less than the allocation prescribed by the investor by an amount equal to the dollar difference between the two allocations. This rebalancing is accomplished by automatically exchanging, in the order of the Portfolio's respective CUSIP numbers, a dollar-equivalent number of shares of each Portfolio to be reduced for the corresponding number of shares of a Portfolio to be increased until the current allocation is equal to the allocation prescribed by the investor. Valuation of the Portfolios is done as of the close of regular trading on the NYSE each business day.

  (13) In this regard, the Department emphasizes that it expects the Independent Fiduciary to consider prudently the relationship of the fees to be paid by the Plan to the level of services to be provided by PaineWebber. In response to the Department's concern over this matter, PaineWebber represents that it will amend the Trust Prospectus to include the following statement: "Investors who are fiduciaries or otherwise, in the process of making investment decisions with respect to Plans, should consider, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PaineWebber."

   request.(14) In the case of an IRA or Keogh Plan investor, PaineWebber will not hold redemption proceeds as free credit balances and will, in the absence of receiving investment instructions, place all such assets in a money market fund (other than the PACE Money Market Investments Portfolio) that may be affiliated with PaineWebber.(15) In the case of Plans that are covered by Title I of the Act, the redemption proceeds will be invested by PaineWebber in accordance with the investment directions of the Independent Fiduciary responsible for the management of the Plan's assets. With respect to a
   Section 404(c) Plan, the treatment of such investment will depend upon the arrangement for participant investment instructions selected by the Plan sponsor. In the event that the Independent Fiduciary does not give other investment directions, such assets will be swept into a no-load money market fund that may be affiliated with PaineWebber. No brokerage charge or commission is charged to the participant for this service.

    Due to the high costs of maintaining small PACE Program (Plan) accounts, the Trusts may redeem all Trust shares held in a PACE Program account in which the Trust shares have a current value of $7,500 or less after the investor has been given at least thirty days in which to purchase additional Trust shares to increase the value of the account to more than the $7,500 amount. Proceeds of an involuntary redemption will be deposited in the investor's brokerage account unless PaineWebber is otherwise instructed.(16)

15. Through the PACE Program, shares of a Portfolio may be exchanged by an investor for shares of another Portfolio at their respective net asset values and without the payment of an exchange fee. However, Portfolio shares are not exchangeable with shares of other PaineWebber group of funds or portfolio families.

    With respect to brokerage transactions that are entered into under the PACE Program for a Portfolio, such transactions may be executed through PaineWebber and other affiliated broker-dealers, if in the judgment of Mitchell Hutchins or the Sub-Adviser, as applicable, the use of such broker-dealer is likely to result in price and execution at least as favorable, and at a commission charge comparable to those of other qualified broker-dealers.

16. Each Portfolio will bear its own expenses, which generally include all costs that are not specifically borne by PaineWebber, Mitchell Hutchins or the Sub-Advisers. Included among a Portfolio's expenses will be costs incurred in connection with the Portfolio's organization, investment management and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining the Trust's legal existence and shareholder relations. No Portfolio, however, will impose sales charges on purchases, reinvested dividends, deferred sales charges, redemption fees; nor will any Portfolio incur distribution expenses. Investment management fees payable to Mitchell Hutchins and the Sub-Advisers will be disclosed in the Trust Prospectus.

17. As to each Plan, the total fees that are paid to PMAS and its affiliates will constitute no more than reasonable compensation.(17) In this regard, for its services under the PACE Program, PMAS charges an investor a quarterly fee for asset allocation and related services. This "outside fee", will not be more than 1.50 percent on an annual basis of the maximum annual value of the assets in the investor's PACE Program account. Such fee may be paid either from the assets in the account or by separate check. A smaller outside fee may be charged depending on such factors as the size of the PACE Program account (e.g., PACE Program accounts in excess of $100,000), the number of Plan participants or the number of PACE Program accounts. The outside fee is charged directly to an investor and is neither affected by the allocation of assets among the Portfolios nor by whether an investor follows or ignores PMAS's advice.(18) In the case of Plans, the outside fee may be paid by the Plan or the Plan sponsor or, in the case of IRAs only, the fee may be paid by the IRA owner directly.

--------------------------
  (14) PaineWebber will provide clearance (on a fully disclosed basis), settlement and other back office services to other broker- dealers.

  (15) The applicants are not requesting, nor is the Department proposing, exemptive relief with respect to the investment, by PaineWebber, of redemption proceeds in an affiliated money market fund and where the Plan investor has not given investment instructions. The applicants represent that to the extent PaineWebber is considered a fiduciary, such investments will comply with the terms and conditions of PTE 77-4. However, the Department expresses no opinion herein on whether such transactions are covered by this class exemption.

  (16) The thirty day limit does not restrict a Plan's ability to redeem its interest in the Trust. The thirty day notice period is provided to give a Plan an opportunity to increase the value of the assets in its Plan account with PaineWebber to an amount in excess of $7,500. If desired, the Plan may still follow the redemption guidelines described above.

  (17) The applicants represent that PMAS and its affiliates will not receive 12b-1 Fees in connection with the transactions.

  (18) PaineWebber represents that the outside fee will not be imposed on the accounts of the PaineWebber Group and its subsidiaries, including PaineWebber, PMAS, Mitchell Hutchins or their subsidiaries, accounts of their immediate families and IRAs and certain employee pension benefit plans for these persons. The applicants state that this fee will be waived to encourage employees to invest in PaineWebber, although PaineWebber reserves the right to impose such fees. However, with respect to IRAs or Plans maintained by PaineWebber or its affiliates for their employees, the applicants assert that such waiver would be required by PTE 77-3.

    For Plan investors, the outside fee will be payable in full within five business days (or such other period as may be required under applicable law or regulation) after the trade date for the initial investment in the Portfolios and will be based on the value of assets in the PACE Program on the trade date of the initial investment. The initial fee payment will cover the period from the initial investment trade date through the last calendar day of the subsequent calendar quarter, and the fee will be pro-rated accordingly. Thereafter, the quarterly fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly fee will be based on the value of assets in the PACE Program measured as of the last calendar day of the previous quarter, and will be payable on the fifth business day of the current quarter.

    If additional funds are invested in the Portfolios during any quarter, the applicable fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable five business days later. In the case of redemptions during a quarter, the fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. If the net fee increase or decrease to an investor for additional purchases and/or redemptions during any one quarter is less than $20, the fee increase or decrease will be waived.

    In addition, for investment management and administrative services provided to the Trust, Mitchell Hutchins will be paid, from each Portfolio, a fee which is computed daily and paid monthly at an annual rate ranging from .35 percent to 1.10 percent, of which the management fee component ranges from .15 percent to .90 percent on an annual basis, of each Portfolio's average daily net assets depending upon the Portfolio's objective.(19) From these management fees, Mitchell Hutchins will compensate the applicable Sub-Adviser. This "inside fee," which is the difference between the individual Portfolio's total management fee and the fee paid by Mitchell Hutchins to the Sub-Adviser, will vary from the annual rate of .15 percent to .40 percent depending on the Portfolio. With the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins is paid a management fee of 15 basis points, Mitchell Hutchins is retaining 20 basis points as a management fee from each remaining single Portfolio on investment assets attributable to the Plans. Pursuant to Transfer Agency and Service Agreements with the Trust, PFPC and State Street will be paid annual fees of $350,000 and $650,000, respectively, for transfer agent and custodial services.

18. The management fees that are paid at the Portfolio level to Mitchell Hutchins and the Sub-Advisers are set forth in the following table. For purposes of the table, Mitchell Hutchins and a Sub-Adviser are referred to as "MH" and "SA," respectively. As noted in the table, the sum of the management fees retained by Mitchell Hutchins and the Sub-Adviser with respect to a Portfolio will equal the total management fee paid by that Portfolio.

                                                               MH MANAGEMENT   SA RETAINED FEE  MH RETAINED FEE
   PORTFOLIO                                                   FEE (PERCENT)      (PERCENT)        (PERCENT)
------------------------------------------------------------  ---------------  ---------------  ---------------
  PACE Money Market Investments.............................           .15              .00              .15
  PACE Government Securities Fixed Income Investments.......           .50              .25              .25
  PACE Intermediate Fixed Income Investments................           .40              .20              .20
  PACE Strategic Fixed Income Investments...................           .50              .25              .25
  PACE Municipal Fixed Income Investments...................           .40              .20              .20
  PACE Global Fixed Income Investments......................           .60              .35              .25
  PACE Large Company Value Equity Investments...............           .60              .30              .30
  PACE Large Company Growth Equity Investments..............           .60              .30              .30
  PACE Small/Medium Company Value Equity Investments........           .60              .30              .30
  PACE Small/Medium Company Growth Equity Investments.......           .60              .30              .30
  PACE International Equity Investments.....................           .70              .40              .30
  PACE International Emerging Markets Investments...........           .90              .50              .40

       PMAS is offsetting, quarterly, against the outside fee such amounts as is necessary to ensure that Mitchell Hutchins retains no more than 20 basis points as a management fee from any Portfolio on investment assets attributable to any Plan.(20)

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  (19) The fees payable to Mitchell Hutchins under its investment management and administration agreement with the Trust are comprised of two components. One component is for administrative services provided to each Portfolio at the annual rate of .20 percent of each Portfolio's net assets. The second component is for investment management and related services provided to each Portfolio. The annualized fee range here is from .15 percent to .90 percent of the Portfolio's average daily net assets.

  (20) PaineWebber asserts that it chose 20 basis points as the maximum net fee retained for management services rendered to the Portfolios because this amount represents the lowest percentage management fee charged by PaineWebber among the Portfolios (excluding the PACE Money Market Investments Portfolio for which a fee of 15 basis points will be charged).

    The administrative services fee payable to Mitchell Hutchins is not being offset against the outside fee. Instead, that fee is being retained by Mitchell Hutchins.

19. The following example demonstrates the operation of the fee offset mechanism, the calculation of the net inside fee, and the calculation of the total of a Plan investor's net outside fee and share of the investment management fees paid by the Portfolios in a given calendar quarter or year:

    Assume that as of September 30, 1995, the net asset value of Trust Portfolio shares held by a Plan investor was $1,000. Investment assets attributable to the Plan were distributed among five Trust Portfolios: (1) PACE Money Market Investments in which the Plan made a $50 investment and from which Mitchell Hutchins would retain an inside fee of .15 percent; (2) PACE Intermediate Fixed Income Investments in which the Plan made a $200 investment and from which Mitchell Hutchins would retain an inside fee of .20 percent; (3) PACE Large Company Value Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would retain an inside fee of .30 percent;
    (4) PACE Small/ Medium Company Growth Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent; and (5) PACE International Equity Investments in which the Plan made a $250 investment and Mitchell Hutchins would be entitled to receive an inside fee of .30 percent.

    Assume that the Plan investor pays an outside fee of 1.50 percent so that the total outside fee for the calendar quarter October 1 through December 31, prior to the fee offset, would be as follows:

                                                                               MAXIMUM OUTSIDE        OUTSIDE
     PORTFOLIO                                                AMOUNT INVESTED   QUARTERLY FEE      QUARTERLY FEE
------------------------------------------------------------  ---------------  ----------------   ---------------
    PACE Money Market Investments...........................  $           50        1.50% (.25)   $       0.1875
    PACE Intermediate Fixed Income Investments..............             200        1.50% (.25)            .7500
    PACE Large Company Value Equity Investments.............             250        1.50% (.25)            .9375
    PACE Small/Medium Company Growth Equity Investments.....             250        1.50% (.25)            .9375
    PACE International Equity Investments...................             250        1.50% (.25)            .9375
                                                                       -----   ----------------          -------
    Total Outside Fee Per Quarter...........................           1,000                --            3.7500

    Under the proposed fee offset, the outside fee charged to the Plan must be reduced by a Reduction Factor to ensure that Mitchell Hutchins retains an inside fee of no more than 20 basis points from each of the Portfolios on investment assets attributable to the Plan. The following table shows the Reduction Factor as applied to each of the Portfolios comprising the Trust:

                                                                                                   REDUCTION
                                                              MH RETAINED FEE  MAXIMUM MH FEE       FACTOR
     PORTFOLIO                                                   (PERCENT)        (PERCENT)        (PERCENT)
------------------------------------------------------------  ---------------  ---------------  ---------------
    PACE Money Market Investments...........................           .15              .15               .00
    PACE Government Securities Fixed Income Investments.....           .25              .20               .05
    PACE Intermediate Fixed Income Investments..............           .20              .20               .00
    PACE Strategic Fixed Income Investments.................           .25              .20               .05
    PACE Municipal Fixed Income Investments.................           .20              .20               .00
    PACE Global Fixed Income Investments....................           .25              .20               .05
    PACE Large Company Value Equity Investments.............           .30              .20               .10
    PACE Large Company Growth Equity Investments............           .30              .20               .10
    PACE Small/Medium Company Value Equity Investments......           .30              .20               .10
    PACE Small/Medium Company Growth Equity Investments.....           .30              .20               .10
    PACE International Equity Investments...................           .30              .20               .10
    PACE International Emerging Markets Investments.........           .40              .20               .20

    Under the proposed fee offset, a Reduction Factor of .10 percent is applied against the quarterly outside fee with respect to the value of Plan assets that have been invested in PACE Large Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments and PACE International Equity Investments. As noted above, the PACE Money Market Investments Portfolio and the PACE Intermediate Fixed Income Investments Portfolio do not require the application of a Reduction Factor because the management fee retained by Mitchell Hutchins for managing these Portfolios does not exceed 20 basis points. Therefore, the quarterly offset for the plan investor is computed as follows:
        (.25)[($250).10% + ($250).10% + ($250).10%] = $0.1875 or $.19.
    In the foregoing example, if the Plan investor elects to receive an invoice directly, the Plan investor would be mailed a statement for its PACE Program account on or about October 15, 1995. This statement would show the outside fee to be charged for the calendar quarter October 1 through December 31, as adjusted by subtracting the quarterly offset from the quarterly outside fee as determined above. The net quarterly outside fee that would be paid to PMAS would be determined as follows:
        $3.75 - $.19 = $3.56.

    The Plan investor that elects to receive an invoice directly would be asked to pay the outside fee for that quarter within 30 days of the date on which the statement was mailed (e.g.,

    November 15, 1995). If the outside fee were not paid by that date, PMAS would debit the account of the Plan investor (as with other investors) for the amount of the outside fee (pursuant to the authorization contained in the PACE Program Investment Advisory Agreement, and as described in the PACE Program Description appended to the Prospectus).(21) A Plan investor that elects to have the outside fee debited from its account would receive, in November, a statement as of October 31 reflecting the outside fee and the quarterly offset therefrom.
    Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the quarter, (a) the Plan investor's fees for the quarter for asset allocation and related services provided by PMAS (net outside fee) and (b) the fees paid by the Portfolios for investment management services provided by Mitchell Hutchins (inside fee) would be as follows:
        $3.56 (net outside fee)+(.25) [($50+$200+$250+$250+$250).20%]
    (administrative services fee)+(.25)
        [($50).15% + ($200).20% + ($250 + $250 + $250).30%] (inside fee) =
    $4.74.
    Assuming the Plan investor's investment in and allocation among the Portfolios remains constant throughout the year, the total net outside fee and inside fee borne by the Plan investor for the year would be as follows:
        4 (($4.74) = $18.96 or 1.89% per $1,000 invested.
20. PaineWebber notes that a potential conflict may exist by reason of the variance in retained inside fees between the different Portfolios. For example, Mitchell Hutchins will retain a lower inside fee with respect to assets invested in the PACE Money Market Investments Portfolio than all other Portfolios. PaineWebber recognizes that this factor could result in the recommendation of a higher fee-generating Portfolio to an investing Plan. Nonetheless, PMAS will be subject to and intends to comply fully with the standards of fiduciary duty that require that it act solely in the best interest of the Plan when making investment recommendations.
21. The books of the Trust will be audited annually by independent, certified public accountants selected by the Trustees and approved by the investors. All investors will receive copies of an audited financial report no later than sixty days after the close of each Trust fiscal year. All Trust financial statements will be prepared in accordance with generally accepted accounting principles and relevant provisions of the federal securities laws. The books and financial records of the Trust will be open for inspection by any investor, including the Department, the Service and SEC, at all times during regular business hours.
22. In summary, it is represented that the transactions will satisfy the statutory criteria for an exemption under section 408(a) of the Act because:
    (a) The investment of a Plan's assets in the PACE Program will be made and approved by a Plan fiduciary or participant that is independent of PaineWebber and its affiliates such that the Independent Fiduciary or Directing Participant will maintain complete discretion with respect to participating in the PACE Program.
    (b) An Independent Fiduciary or Directing Participant will have full discretion to redeem his or her shares in the Trust.
    (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust and PMAS nor will its affiliates receive 12b-1 Fees in connection with the transactions.
    (d) Prior to making an investment in the PACE Program, each Independent Fiduciary or Directing Participant will receive offering materials and disclosures from PMAS which disclose all material facts concerning the purpose, fees, structure, operation, risks and participation in the PACE Program.
    (e) PMAS will provide written documentation to an Independent Fiduciary or Directing Participant of its recommendations or evaluations based upon objective criteria.
    (f) With the exception of Mitchell Hutchins which will manage the PACE Money Market Investments Portfolio, any Sub-Adviser appointed to exercise investment discretion over a Portfolio will always be independent of PaineWebber and its affiliates.
    (g) The quarterly investment advisory fee that is paid by a Plan to PMAS for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points from any Portfolio (with the exception of the PACE Money Market Investments Portfolio) on investment assets attributable to the Plan investor. However, the quarterly fee paid to Mitchell Hutchins

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  (21) PaineWebber explains that the foregoing example illustrates the fact that Plan investors will get the benefit of the fee offset contemporaneously upon the payment of the outside fee. Because the inside fee is paid monthly and the fee offset is computed quarterly, the applicants also explain that PMAS does not receive the benefit of a "float" as a result of such calculations because the fee offset will always be realized no later than the time that the outside fee is paid. Since the inside fee is paid at the end of each calendar month, the applicants further explain that Plan investors will realize the full benefit of the offset before the time that the inside fee is paid for the second and third months of the calendar quarter.

       for administrative services will be retained by Mitchell Hutchins and will not be offset against the outside fee.
    (h) Each participating Plan will receive copies of the Trust's semi-annual and annual report which will include financial statements for the Trust that have been prepared by independent, certified public accountants and investment management fees paid by each Portfolio.
    (i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates; (2) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms; (3) the average brokerage commissions per share by the Trust to brokers affiliated with the PaineWebber, expressed as cents per share; and (4) the average brokerage commissions per share by the Trust to brokers unrelated to the PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.
    For Further Information Contact: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

40000-40004 FEDERAL REGISTER VOL. 61, NO. 148           WEDNESDAY, JULY 31, 1996
[PROHIBITED TRANSACTION EXEMPTION 96-59; EXEMPTION
APPLICATION NO. D-09818, ET AL.]                                         NOTICES
GRANT OF INDIVIDUAL EXEMPTIONS; PAINEWEBBER INCORPORATED
AGENCY: Pension and Welfare Benefits Administration, Labor.
ACTION: GRANT OF INDIVIDUAL EXEMPTIONS.
--------------------------------------------------------------------------------

    SUMMARY: This document contains exemptions issued by the Department of Labor (the Department) from certain of the prohibited transaction restrictions of the Employee Retirement Income Security Act of 1974 (the Act) and/or the Internal Revenue Code of 1986 (the Code).
    Notices were published in the FEDERAL REGISTER of the pendency before the Department of proposals to grant such exemptions. The notices set forth a summary of facts and representations contained in each application for exemption and referred interested persons to the respective applications for a complete statement of the facts and representations. The applications have been available for public inspection at the Department in Washington, D.C. The notices also invited interested persons to submit comments on the requested exemptions to the Department. In addition the notices stated that any interested person might submit a written request that a public hearing be held (where appropriate). The applicants have represented that they have complied with the requirements of the notification to interested persons. No public comments and no requests for a hearing, unless otherwise stated, were received by the Department.
    The notices of proposed exemption were issued and the exemptions are being granted solely by the Department because, effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type proposed to the Secretary of Labor.
STATUTORY FINDINGS
    In accordance with section 408(a) of the Act and/or section 4975(c)(2) of the Code and the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, 32847, August 10, 1990) and based upon the entire record, the Department makes the following findings:
(a) The exemptions are administratively feasible;
(b) They are in the interests of the plans and their participants and beneficiaries; and
(c) They are protective of the rights of the participants and beneficiaries of the plans.
    PAINEWEBBER INCORPORATED (PAINEWEBBER), LOCATED IN NEW YORK, NY [Prohibited Transaction Exemption 96-59; Exemption Application No. D-09818]
                                   EXEMPTION
Section I. Covered Transactions
    The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, effective August 18, 1995, to the purchase or redemption of shares by an employee benefit plan, a plan described in section 403(b) of the Code (the Section 403(b) Plan), an individual retirement account (the IRA) or a retirement plan for a self-employed individual (the Keogh Plan) (collectively referred to herein as the Plans) in the PaineWebber Managed Accounts Services Portfolio Trust (the Trust) established in connection with such Plans' participation in the PaineWebber PACE Program (the PACE Program).
    In addition, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, effective August 18, 1995, to (a) the provision, by PaineWebber Managed Accounts Services (PMAS), a division of PaineWebber, of asset allocation and related services to an independent fiduciary of a Plan (the Independent Fiduciary) or to a directing participant (the Directing Participant) in a Plan that is covered under and permits participant selection as contemplated by the provisions of section 404(c) of the Act (the Section 404(c)
Plan), which may result in the selection by the Independent Fiduciary or the Directing Participant of portfolios of the Trust (the Portfolios) in the PACE Program for the investment of Plan assets; and (b) the provision of investment management services by Mitchell Hutchins Asset Management, Inc. (Mitchell Hutchins) to the PACE Money Market Investments Portfolio of the Trust.
    This exemption is subject to the conditions set forth below in Section II.
Section II. General Conditions
(a) The participation of each Plan in the PACE Program is approved by an Independent Fiduciary or, if applicable, Directing Participant.
(b) As to each Plan, the total fees paid to PMAS and its affiliates constitute no more than reasonable compensation and do not include the receipt of fees pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the '40 Act) by PMAS and its affiliates in connection with the transactions.
(c) No Plan pays a fee or commission by reason of the acquisition or redemption of shares in the Trust.
(d) The terms of each purchase or redemption of Trust shares remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.
(e) PMAS provides written documentation to an Independent Fiduciary or a Directing Participant of its recommendations or evaluations based upon objective criteria.
(f) Any recommendation or evaluation made by PMAS to an Independent Fiduciary or Directing Participant is implemented only at the express direction of such fiduciary or participant.
(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.
(h) With the exception of the PACE Money Market Investments Portfolio, any sub-adviser (the Sub-Adviser) appointed by Mitchell Hutchins to exercise investment discretion with respect to a Portfolio is independent of PaineWebber and its affiliates.
(i) The quarterly fee that is paid by a Plan to PMAS for asset allocation and related services rendered to such Plan under the PACE Program (i.e., the outside fee) is offset by such amount as is necessary to assure that Mitchell Hutchins retains 20 basis points as a management fee from any Portfolio (with the exception of the PACE Money Market Investments Portfolio from which Mitchell Hutchins retains an investment management fee of 15 basis points) containing investments attributable to the Plan investor. However, the quarterly fee of 20 basis points that is paid to Mitchell Hutchins for administrative services is retained by Mitchell Hutchins and is not offset against the outside fee.
(j) With respect to its participation in the PACE Program prior to purchasing Trust shares,
    (1) Each Independent Fiduciary receives the following written or oral disclosures from PaineWebber:
        (A) A copy of the prospectus (the Prospectus) for the Trust discussing the investment objectives of the Portfolios comprising the Trust; the policies employed to achieve these objectives; the corporate affiliation existing between PaineWebber, PMAS, Mitchell Hutchins and their affiliates; the compensation paid to such entities; any additional information explaining the risks of investing in the Trust; and sufficient and understandable disclosures relating to rebalancing of investor accounts.
        (B) Upon written or oral request to PaineWebber, a Statement of Additional Information supplementing the Prospectus, which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.
        (C) An investor questionnaire.
        (D) A written analysis of PMAS's asset allocation recommendation of specific Portfolios.
        (E) A copy of the agreement between PMAS and such Plan relating to participation in the PACE Program.
        (F) Upon written request to Mitchell Hutchins, a copy of the respective investment advisory agreements between Mitchell Hutchins and the Sub-Advisers.
        (G) Copies of the proposed exemption and grant notice describing the exemptive relief provided herein.
    (2) In the case of a Section 404(c) Plan, the Independent Fiduciary will--

        (A) Make copies of the foregoing documents available to Directing Participants.
        (B) Allow Directing Participants to interact with PaineWebber Investment Executives and receive information relative to the services offered under the PACE Program, including the rebalancing feature, and the operation and objectives of the Portfolios.
    (3) If accepted as an investor in the PACE Program, an Independent Fiduciary of a Section 403(b) Plan, an IRA or a Keogh Plan, is required to acknowledge, in writing to PMAS, prior to purchasing Trust shares that such fiduciary has received copies of the documents described in paragraph (j)(1) of this Section II.
    (4) With respect to a Section 404(c) Plan, written acknowledgment of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary). Such Independent Fiduciary will be required to represent in writing to PMAS that such fiduciary is--
        (A) Independent of PaineWebber and its affiliates;
        (B) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and;
        (C) Able to make an informed decision concerning participation in the PACE Program.
    (5) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to PMAS that such fiduciary is
        (A) Independent of PMAS and its affiliates;
        (B) Capable of making an independent decision regarding the investment of Plan assets;
        (C) Knowledgeable with respect to the Plan in administrative matters and funding matters related thereto; and
        (D) Able to make an informed decision concerning participation in the PACE Program.
(k) As applicable, subsequent to its participation in the PACE Program, each Independent Fiduciary receives the following written or oral disclosures with respect to its ongoing participation in the PACE Program:
    (1) Written confirmations of each purchase or redemption transaction by the Plan with respect to a Portfolio.
    (2) Telephone access to quotations from PaineWebber of such Plan's account balance.
    (3) A monthly statement of account from PaineWebber specifying the net asset value of the Plan's investment in such account. Such statement is also anticipated to include cash flow and transaction activity during the month, unrealized gains or losses on Portfolio shares held; and a summary of total earnings and capital returns on the Plan's PACE Portfolio for the month and year-to-date.
    (4) The Trust's semi-annual and annual report which will include financial statements for the Trust and investment management fees paid by each Portfolio.
    (5) A written quarterly monitoring report that includes (a) a record of the Plan's PACE Program portfolio for the quarter and since inception, showing the rates of return relative to comparative market indices (illustrated in a manner that reflects the effect of any fees for participation in the PACE Program actually incurred during the period);
       (b) an investment outlook summary containing market commentary; and (c) the Plan's actual PACE Program portfolio with a breakdown, in both dollars and percentages, of the holdings in each portfolio. The quarterly monitoring report will also contain an analysis and an evaluation of a Plan investor's account to assist the investor to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.
    (6) A statement, furnished at least quarterly or annually, specifying--
        (A) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;
        (B) The total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to unrelated brokerage firms;
        (C) The average brokerage commissions per share that are paid by the Trust to brokers affiliated with PaineWebber, expressed as cents per share; and
        (D) The average brokerage commissions per share that are paid by the Trust to brokers unrelated to PaineWebber and its affiliates, expressed as cents per share for any year in which brokerage commissions are paid to PaineWebber by the Trust Portfolios in which a Plan's assets are invested.
    (7) Periodic meetings with a PaineWebber Investment Executive (or the appropriate PaineWebber representative) by Independent Fiduciaries to discuss the quarterly monitoring report or any other questions that may arise.
(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.
(m) If previously authorized in writing by the Independent Fiduciary, the Plan investor's account is automatically rebalanced on a periodic basis to the asset allocation previously prescribed by the Plan or participant, as applicable, if the quarterly screening reveals that one or more Portfolio allocations deviates from the allocation prescribed by the investor by the agreed-upon formula threshold.
(n) The books and records of the Trust are audited annually by independent, certified public accountants and all investors are sent copies of an audited financial report no later than 60 days after the close of each Trust fiscal year.
(o) PaineWebber maintains, for a period of six years, the records necessary to enable the persons described in paragraph (p) of this Section II to determine whether the conditions of this exemption have been met, except that--
    (1) A prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of PaineWebber and/or its affiliates, the records are lost or destroyed prior to the end of the six year period; and
    (2) No party in interest other than PaineWebber shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975 (a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (p)(l) of this Section II below.
(p) (1) Except as provided in subparagraph (p)(2) of this paragraph and notwithstanding any provisions of subsections (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (o) of this Section II are unconditionally available at their customary location during normal business hours by:
    (A) Any duly authorized employee or representative of the Department, the Internal Revenue Service (the Service) or the Securities and Exchange Commission (the SEC);
    (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;
    (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and
    (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.
(p) (2) None of the persons described above in paragraphs (p)(1)(B)-(p)(1)(D) of this paragraph (p) are authorized to examine the trade secrets of PaineWebber or Mitchell Hutchins or commercial or financial information which is privileged or confidential.
Section III. Definitions
    For purposes of this exemption:
(a) The term "PaineWebber" means PaineWebber Incorporated and any affiliate of PaineWebber, as defined in paragraph (b) of this Section III.
(b) An "affiliate" of PaineWebber includes--
    (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with PaineWebber.
    (2) Any officer, director or partner in such person, and
    (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.
(c) The term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.
(d) The term "Independent Fiduciary" means a Plan fiduciary which is independent of PaineWebber and its affiliates and is either
    (1) A Plan administrator, trustee, investment manager or named fiduciary of a Section 404(c) Plan or a Section 403(b) Plan;
    (2) A participant in a Keogh Plan;
    (3) An individual covered under a self-directed IRA which invests in Trust shares;

    (4) An employee, officer or director of PaineWebber and/or its affiliates covered by an IRA not subject to Title I of the Act;
    (5) A trustee, Plan administrator, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or
(e) The term "Directing Participant" means a participant in a Plan covered under the provisions of section 404(c) of the Act, who is permitted under the terms of the Plan to direct, and who elects to so direct, the investment of the assets of his or her account in such Plan.
(f) The term "Plan" means a pension plan described in 29 CFR 2510.3-2, a welfare benefit plan described in 29 CFR 2510.3-1, a plan described in section 4975(e)(1) of the Code, and in the case of a Section 404(c) Plan, the individual account of a Directing Participant.
    EFFECTIVE DATE:  This exemption will be effective as of August 18, 1995.
    For a more complete statement of the facts and representations supporting the Department's decision to grant this exemption, refer to the notice of proposed exemption (the Notice) published on March 22, 1996 at 61 FR 11882. WRITTEN COMMENTS
    The Department received one written comment with respect to the Notice and no requests for a public hearing. The comment was submitted by PaineWebber, PMAS and Mitchell Hutchins (collectively, the Applicants). Their comment is broken down into the areas discussed below.
(1) SECTION 403(b) PLAN PARTICIPATION. In addition to IRAs, Keogh Plans, Section 404(c) Plans and other types of employee benefit plans that will participate in the PACE Program, the Applicants represent that they wish to offer shares in the Trust to Plans that are described in section 403(b) of the Code. Therefore, the Applicants have requested that the Department include references to Section 403(b) Plans in the exemptive language set forth in
   Section I, in the conditional language set forth in Sections II(j)(3) and III(d)(1) and in Representation 6 of the Summary of Facts and Representations (the Summary). The Department has revised the Notice accordingly.
(2) AVAILABLE PORTFOLIOS. Section II(g) of the Notice states that PMAS will provide investment advice in writing to an Independent Fiduciary or a Directing Participant with respect to all available Portfolios offered by the Trust. The Applicants note, however, that, in the case of a Section 404(c) Plan, an Independent Fiduciary will determine the initial array of Portfolios among which the Directing Participants may allocate Plan assets, and that such fiduciary may decide to include less than all of the Portfolios in that array. Therefore, the Applicants have requested that the Department revise
   Section II(g) of the Notice as follows to make it clear that "available" Portfolios are those that will be selected by the Independent Fiduciary under such circumstances:
(g) PMAS provides investment advice in writing to an Independent Fiduciary or Directing Participant with respect to all Portfolios made available under the Plan.
    The Department has made the change requested by the Applicants.
    (3) INDEPENDENT FIDUCIARY ROLE. With respect to a Section 404(c) Plan,
       Section II(j)(4) of the Notice states that written acknowledgement of the receipt of initial disclosures from PaineWebber will be provided by the Independent Fiduciary who may be the Plan administrator, trustee, investment manager or the named fiduciary, as the record holder of Trust shares. The Applicants wish to clarify that because the trustee of a trust is generally the legal owner of trust assets, the Plan trustee rather than the Independent Fiduciary is the actual recordholder of Trust shares. Therefore, the Applicants request that the Department revise
       Section II(j)(4) of the Notice to read as follows:
    (4) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents is provided by the Independent Fiduciary (i.e., the Plan administrator, trustee, investment manager or named fiduciary).
    The Department has amended the Notice in this regard.
    (4) DIRECTING PARTICIPANT DISCLOSURE. Section II(1) of the Notice states, in relevant part, that if an Independent Fiduciary of a Section 404(c) Plan has established an Undisclosed Account with PaineWebber, certain disclosures will be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants, depending upon the arrangement negotiated with PMAS. In an effort to reflect the manner in which that information will be distributed or made available to Directing Participants and/or to the Independent Fiduciaries of Section 404(c) Plans, the Applicants request that the Department modify Section II(l) of the Notice.
    The Department has amended Section II(1) of the Notice to read as follows:

(1) In the case of a Section 404(c) Plan where the Independent Fiduciary has established an omnibus account in the name of the Plan (the Undisclosed Account) with PaineWebber, depending upon the arrangement negotiated by the Independent Fiduciary with PMAS, certain of the information noted above in subparagraphs (k)(1) through (k)(7) of this Section II may be provided by PaineWebber to the Directing Participants or to the Independent Fiduciary for dissemination to the Directing Participants.
    (5) DESCRIPTION OF PAINEWEBBER GROUP AND PAINEWEBBER. Representation 1(a) of the Summary, states, in part, that the PaineWebber Group is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It is also represented that PaineWebber Group holds memberships or associate memberships on several principal foreign securities and commodities exchanges. Although the Applicants furnished this information to the Department, they wish to clarify that these representations pertain to PaineWebber rather than to the Paine Webber Group. Therefore, they request that the Department make appropriate changes to the Summary.
    The Department has revised the language in Representation 1(b) of the Summary as follows:
    PaineWebber is a member of all principal securities and commodities exchanges in the United States and the National Association of Securities Dealers, Inc. It also holds memberships or associate memberships on several principal foreign securities and commodities exchanges.
    (6) NET ASSET VALUE PER SHARE. In pertinent part, Representation 2 of the Summary states that with the exception of the PACE Money Market Investments Portfolio, shares in the Trust were initially offered to the public by PaineWebber at a net asset value of $10 per share and that shares in the PACE Money Market Investments Portfolio are being offered to the public at a net asset value of $1.00 per share. The Applicants wish to clarify that with the exception of the PACE Money Market Investments Portfolio in which shares are offered to the public at a net asset value of $1.00 per share, shares in the other Portfolios were initially offered to the public at a net asset value of $12 per share.
    Accordingly, the Department has revised the sixth and seventh sentences of Representation 2 to read as follows:
    With the exception of the PACE Money Market Investments Portfolio, shares in each of the Portfolios were initially offered to the public at a net asset value of $12 per share. Shares in the PACE Money Market Investments Portfolio are offered to the public at a net asset value of $1.00 per share.
(7) MINIMUM INVESTMENTS. The second paragraph of Representation 3 of the Summary states, in part, that the minimum initial investment for a prospective investor in the PACE Program is $10,000. The Applicants note, however, that the minimum initial investment threshold for an investor is currently $25,000 and not $10,000. For Plan investors and Uniform Gift or Transfer to Minors Accounts, the Applicants wish to clarify that the minimum initial investment is presently $10,000.
    The Department has revised part of Representation 3 to read as follows:
    *** The minimum initial investment in the PACE Program currently is $25,000
        (except for Plans and Uniform Gift or Transfer to Minors Accounts, for which the minimum initial investment is currently $10,000).
(8) VALUATION OF PORTFOLIO SHARES. Footnote 10 of the Summary states, in part, that the net asset value of shares in the PACE Money Market Investments Portfolio is determined as of 12 p.m. each business day. To indicate that the net asset value of all Portfolio shares, including shares of the PACE Money Market Investments Portfolio, is being determined as of the close of regular trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) each business day, the Applicants request that the Department modify Footnote 10 of the Summary.
    The Department has modified Footnote 10 to read as follows:
    The net asset value of each Portfolio's shares is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (currently, 4 p.m., Eastern Time) each business day. Each Portfolio's net asset value per share is determined by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding.
    In addition, the Applicants have requested that Footnote 16 of the Summary be revised to incorporate the following language:
    *** The net asset value of each Portfolio's shares is determined as of the close of regular trading on the NYSE (currently, 4 p.m. Eastern Time) each business day. PaineWebber may, in the future, impose a minimum dollar threshold on rebalancing transactions in order to avoid DE MINIMUS transactions.
(9) PAYMENT OF REDEMPTION PROCEEDS. Representation 14 of the Summary states, in part, that a Portfolio will be required to transmit redemption proceeds for credit to an investor's account within 5 business days after receipt. Similarly, Representation 17 of the Summary sets forth the same time frame for the payment of the outside fee as well as the applicable fee if additional funds are invested during a calendar quarter. Because Federal Securities laws currently require PaineWebber to settle its obligations within three business days, the Applicants have requested that the Department revise the Summary to reflect the current timing of such payments.
    The Department does not object to these necessary revisions and has deleted references to the five business day requirement and inserted the phrase "three business days" in the fourth sentence of paragraph one of Representation 14, in the first sentence of paragraph two of Representation 17 and in the first sentence of paragraph three of Representation 17.
(10) BROKERAGE COMMISSION INFORMATION.       Representation 22(i) of the Summary
    states, in part, that on a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary or, if applicable, a Directing Participant regarding brokerage commissions that are paid to PaineWebber and/ or its affiliates or to unrelated parties. The Applicants have requested that the Department revise this representation to reflect that brokerage commission information will be provided to the Independent Fiduciary and, depending on the arrangement negotiated between the Independent Fiduciary of a Section 404(c) Plan and PMAS, to a Directing Participant. The Applicants state that the language set forth in the Summary appears to indicate that PaineWebber will provide such information under all circumstances to Independent Fiduciaries and where applicable, to Directing Participants only.
    The Department has revised paragraph (i) of Representation 22 to read, in part, as follows:
(i) On a quarterly and annual basis, PaineWebber will provide written disclosures to an Independent Fiduciary and, depending on the arrangement negotiated with PMAS, a Directing Participant, with respect to (1) the total, expressed in dollars, of each Portfolio's brokerage commissions that are paid to PaineWebber and its affiliates;***
    After giving full consideration to the entire record, the Department has decided to grant the exemption subject to the modifications or clarifications described above. The Applicants' comment letter has been included as part of the public record of the exemption application. The complete application file, including all supplemental submissions received by the Department, is made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, NW., Washington, DC 20210.
    FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady of the Department, telephone (202) 219-8881. (This is not a toll-free number.)

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                     PAINEWEBBER PACE SELECT ADVISORS TRUST
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
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                       PROSPECTUS DATED DECEMBER 1, 1998

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-C- 1998 PaineWebber Incorporated PAINEWEBBER -RECYCLE SYMBOL- RECYCLED PAPER
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                     PaineWebber PACE Select Advisors Trust
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
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                      STATEMENT OF ADDITIONAL INFORMATION


    PaineWebber PACE Select Advisors Trust ("Trust" and formerly known as "Managed Accounts Services Portfolio Trust") is an open-end management investment company currently composed of twelve separate no-load investment portfolios (each a "Portfolio") professionally managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Manager"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). For each Portfolio other than PACE MONEY MARKET INVESTMENTS, advisory services are provided by an investment adviser (each an "Adviser") recommended, monitored by and unaffiliated with the Manager. For PACE MONEY MARKET INVESTMENTS, advisory services are provided by the Manager. Mitchell Hutchins also serves as distributor for the Portfolios. This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the Trust's current Prospectus, dated December 1, 1998. You may obtain a copy of the Prospectus by calling any PaineWebber investment executive or by calling toll-free at 1-800-647-1568. This SAI is dated December 1, 1998.


                      INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the Portfolios' investment policies and limitations.


    YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to Portfolios by Moody's and S&P applicable to securities in which one or more of the Portfolios may invest is included in the Appendix to this SAI. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's and S&P's opinions as to the quality of the debt obligations that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. In the event any security held by a Portfolio is downgraded below the rating categories set forth for each Portfolio as discussed in the Prospectus, the Portfolio's Adviser (or Mitchell Hutchins in the case of PACE MONEY MARKET INVESTMENTS) will review the security and determine whether to retain or dispose of that security, provided that a Portfolio will not invest, at any time, more than 5% (except PACE STRATEGIC FIXED INCOME INVESTMENTS, which may invest up to 20%, and PACE GLOBAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESMENTS, which each may invest up to 10%) of its net assets in securities that are rated below investment grade.


    The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from those originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

    The yields on the money market instruments in which PACE MONEY MARKET INVESTMENTS invests (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Because ratings are general and are not absolute standards of quality, obligations with the same rating, maturity and interest rate may have different market prices. As noted in the Prospectus, PACE MONEY MARKET INVESTMENTS may only purchase securities that are "First Tier Securities" (as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). To qualify as a First Tier Security a security must either be (1) rated in the highest short-term rating category by at least two NRSROs, (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligation a short-term rating,
(3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in terms of priority and security or (4) unrated, but determined by Mitchell Hutchins to be of comparable quality. Subsequent to its purchase by a Portfolio, an issue may cease to be rated or its rating may be reduced. If a security in PACE MONEY MARKET INVESTMENTS' portfolio ceases to be a First Tier Security or the Portfolio's Adviser becomes aware that a security has received a rating below the second highest rating by Moody's, S&P or any other NRSRO, Mitchell Hutchins, and in certain cases the Trust's board of trustees, will consider whether that Portfolio should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.

    Opinions relating to the validity of municipal securities in PACE MUNICIPAL FIXED INCOME INVESTMENTS and to the exemption of interest thereon from federal income tax and also, when available, from the federal alternative minimum tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Portfolio nor its Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by the Portfolio or of the exempt-interest dividends received by that Portfolio's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal securities may be materially and adversely affected.

    In addition to ratings assigned to individual bond issues, each Portfolio's Adviser analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Portfolios invest are dependent on a variety of factors, including general money market conditions, general conditions on the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond-holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

    OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. PACE MONEY MARKET INVESTMENTS may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of domestic banks. These risks may include unfavorable political and economic developments, withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities held by PACE MONEY MARKET INVESTMENTS. Additionally, there may be less publicly available information about foreign banks and their branches, as these institutions may not be subject to the same regulatory requirements as domestic banks.

    ADJUSTABLE RATE AND FLOATING RATE MORTGAGE-BACKED SECURITIES. As set forth in the Prospectus, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining interest rates, ARMs generally do not increase in value as much as fixed-rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

    The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

    Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

    SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. As set forth in the Prospectus, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS each are authorized to invest in mortgage-and asset-backed securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

    ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

    The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Portfolios.


    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If the value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon their acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes bankrupt.


    Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into reverse repurchase agreements and dollar rolls with banks and securities dealers up to an aggregate value of not more than 5% of its total assets. These agreements involve the sale of securities held by a Portfolio subject to the Portfolio's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. These agreements are considered to be borrowings and may be entered into only for extraordinary or emergency purposes or arbitrage transactions. While a reverse repurchase agreement is outstanding, a Portfolio will maintain with its custodian in a segregated account, cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the reverse repurchase agreement.

    LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets (including the loan collateral) taken at market value. Lending securities enables a Portfolio to earn additional income but could result in a loss or delay in recovering the Portfolio's securities. The borrower must maintain with the Portfolio's custodian collateral in the form of cash, liquid securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Portfolio will retain authority to terminate any loans at any time. A Portfolio may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Portfolio's interest.


    Pursuant to procedures adopted by the Trust's board of trustees governing each Portfolio's securities lending program, the board has approved retention of PaineWebber to serve as lending agent for the Portfolios. The board also has authorized each Portfolio to pay fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the Trust's securities lending program. For the fiscal year ended July 31, 1998, PaineWebber, acting as the Portfolios' lending agent, received compensation from the Portfolios as follows:



                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  -----------
PACE Intermediate Fixed Income Investments..................    $31,626
PACE Global Fixed Income Investments........................    $10,430
PACE Large Company Value Equity Investments.................    $13,396
PACE Large Company Growth Equity Investments................    $ 9,553
PACE Small/Medium Company Value Equity Investments..........    $15,681
PACE Small/Medium Company Growth Equity Investments.........    $25,124
PACE International Equity Investments.......................    $ 8,267
PACE International Emerging Markets Equity Investments......    $21,460


    ILLIQUID SECURITIES. PACE GLOBAL FIXED INCOME INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest up to 15% of its net assets in illiquid securities. PACE MONEY MARKET INVESTMENTS, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS and PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS may each invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, non-marketable or interest-bearing time deposits and restricted securities other than those the Adviser has determined are liquid pursuant to guidelines established by the Trust's board of trustees. Interest-only ("IO") and principal-only ("PO") mortgage-backed securities are considered illiquid except that the Adviser may determine that IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

    Commercial paper issues in which PACE MONEY MARKET INVESTMENTS may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

    Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such securities, and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

    The board of trustees has delegated the function of making day-to-day determinations of liquidity to the appropriate Adviser or Mitchell Hutchins, pursuant to guidelines approved by the board. The Adviser or Mitchell Hutchins, as applicable, takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Each Portfolio's Adviser or Mitchell Hutchins, as applicable, will monitor the liquidity of restricted securities in each Portfolio's portfolio and report periodically on such decisions to the board of trustees.

    In making determinations as to the liquidity of municipal lease obligations purchased by PACE MUNICIPAL FIXED INCOME INVESTMENTS, the Adviser distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the Adviser does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

    FOREIGN AND EMERGING MARKET SECURITIES. Many of the foreign and emerging market securities held by PACE MONEY MARKET INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS will not be registered with the Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Each Portfolio's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

    To the extent that these nine Portfolios invest in foreign securities, the costs attributable to foreign investing that they must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Portfolios may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Portfolios would be subject.

    Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of such portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

    SOVEREIGN DEBT. Investment by PACE MONEY MARKET INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. These events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay Sovereign Debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt.

    To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    With respect to Sovereign Debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

    Certain emerging market countries have experienced difficulty in servicing their Sovereign Debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of Sovereign Debt, including PACE STRATEGIC FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of Sovereign Debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of Sovereign Debt. There are no bankruptcy proceedings by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

    Foreign investment in certain Sovereign Debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such Sovereign Debt and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

    BRADY BONDS. PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The International Bank for Reconstruction and Development (more commonly known as the "World Bank") and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

    Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due to maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any collateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


    STRUCTURED FOREIGN INVESTMENTS. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest a portion of its assets in interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by the entity of one or more classes of securities ("Structured Foreign Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Foreign Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Foreign Investments is dependent on the extent of the cash flow on the underlying instruments.

    The Structured Foreign Investments in which these Portfolios typically will invest involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolios are permitted, however, to invest in classes of Structured Foreign Investments that are subordinated to the right of payment of another class. Subordinated Structured Foreign Investments typically have higher yields and present greater risks than unsubordinated Structured Foreign Investments. Structured Foreign Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Foreign Investments.

    FOREIGN CURRENCY TRANSACTIONS. Although PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolio's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. Each of these Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.


    EUROPEAN CURRENCY UNIFICATION. Several European countries expect to adopt a single currency, the euro, effective January 1, 1999. Countries participating in the Economic and Monetary Union expect that their exchange rates will become irrevocably fixed on that date. A newly created European Central Bank ("ECB") will attempt to manage monetary policy for this region. Pre-existing national currencies will continue to be valid until they are replaced by euro coins and bank notes, which is expected to occur by sometime in 2002.



    These changes may significantly impact European capital markets, and related risks may increase volatility in world capital markets. This, in turn, may impact a Portfolio's share price. Risks include:



    -Currency unification could be delayed. This could cause uncertainty in world markets and create unanticipated expenses as a result of having to undo changes made in anticipation of the euro's advent;



    -Exchange rates between the U.S. dollar and European currencies may become more volatile and unstable;



    -European entities may face substantial conversion costs which may not be accurately anticipated and could impact issuer profitability and creditworthiness;



    -Institutional investors may shift assets away from certain European currencies because of the uncertainty, making markets less liquid;



    -European Currency Units ("ECUs"), currency baskets used as a unit of account by the European Community, have been treated by capital markets like a currency for settlement purposes. When euros are introduced, the value of ECUs will become fixed; however, their value may be altered because the treatment of ECUs in some financial contracts is not uniform;

    -Some major European countries, including the United Kingdom, Sweden and Denmark, will not be participating in the introduction of the euro. This could lead to greater volatility in exchange rates between the currencies of countries participating in the euro and those that are not;



    -There is a risk that some contracts (E.G., bank loan agreements, derivatives contracts, and foreign exchange contracts) may become unenforceable when the currencies are unified. Certain political units, including The European Council and the State of New York, have enacted laws or regulations designed to ensure that financial contracts will continue to be enforceable after the euro's introduction; however, it is possible that these laws will not be completely effective in preventing disputes. Disputes and litigation could negatively impact a Portfolio's portfolio holdings and may create uncertainties in the valuation of financial contracts a Portfolio could hold;



    -Suitable clearing, settlement and operational systems may not be ready for the euro conversion; and



    -European interest rates and exchange rates could become more volatile as the European Central Bank and market participants search for a common understanding of policy targets and instruments.


    CONVERTIBLE SECURITIES. As described in the Prospectus, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may each invest in convertible securities. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a Fixed Income Security. "Fixed Income Securities" include debt instruments the interest payment on which may be fixed, variable or floating and also include zero coupon securities which pay no interest until maturity.

    The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a Fixed Income Security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

    INVERSE FLOATERS. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Portfolio may invest up to 10% of its total assets in secured or unsecured variable or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more banks ("Lenders"). A Portfolio's investments in Loans will be primarily in the form of participations ("Participations") in Loans, although a Portfolio may acquire assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Portfolio receiving payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and relying upon the Lender to collect those payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower or receive the full benefit of any collateral. A Portfolio will acquire Participations only if both the borrower and the Lender are interpositioned between the Portfolio and the borrower meets the Portfolio's credit standards.

    When the Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. Under an Assignment, a Portfolio generally will be able to collect payments and enforce remedies directly from or against the borrower. Conversely, however, a Portfolio may not have the benefit of the services of a lead or agent bank to administer the Loan on the Portfolio's behalf.

    Assignments and Participations are generally not registered under the 1933 Act and thus are usually subject to the Portfolios' limitations on investments in illiquid securities. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. Under normal circumstances, the bank issuing the Participation will be considered the issuer for purposes of concentration and diversification.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Portfolio's net asset value. When the Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities with a market value equal to the amount of the commitment. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitment. The Portfolio purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if the Adviser or Mitchell Hutchins, as the case may be, deems it advantageous to do so, which may result in capital gain or loss to a Portfolio.

LEVERAGE

Each Portfolio may borrow up to 33 1/3% of its total assets and may borrow in excess of its 33 1/3% limitation for extraordinary or emergency purposes, but not in excess of an additional 5% of its total assets. Borrowing constitutes leverage, a speculative technique. A Portfolio will only use leverage when its Adviser believes that such leverage will benefit the Portfolio after taking leverage risks into consideration.

    The net asset value of a Portfolio and its yield may be more volatile due to the Portfolio's use of leverage. Leverage also creates interest expenses for a Portfolio, which will reduce its net income. To the extent the income derived from securities purchased with funds obtained through leverage exceeds the interest and other expenses that a Portfolio will have to pay in connection with such leverage, the Portfolio's net income will be greater than if leverage were not used. Conversely, if the income from the assets obtained through leverage is not sufficient to cover the cost of leverage, the net income of a Portfolio will be less than if leverage were not used, and therefore the amount available for distribution to stockholders will be reduced.

TYPES OF MUNICIPAL SECURITIES

The types of municipal securities identified in the Prospectus as eligible for purchase by PACE MUNICIPAL FIXED INCOME INVESTMENTS may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families. The Portfolio also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

    STAND-BY COMMITMENTS. The Portfolio may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Portfolio's portfolio or that are being purchased by the Portfolio, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Portfolio, whichever is later. Although the Portfolio does not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, the Portfolio may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

    The Portfolio will enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Portfolio's Adviser, present minimal credit risk. The Portfolio's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio, although it could sell the underlying securities to a third party at any time. The Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the Portfolio would be valued at zero in determining net asset value. Whether the Portfolio paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Portfolio.

    PUT BONDS. The Portfolio may invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a "one time only" put, the Portfolio ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Portfolio's Adviser, it is in the best interest of the Portfolio to do so. There is no assurance that the issuer of a put bond acquired by the Portfolio will be able to repurchase the bond upon the exercise date, if the Portfolio chooses to exercise its right to put the bond back to the issuer.

    MUNICIPAL LEASE OBLIGATIONS. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by its covenant to budget for, appropriate, and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reverse funds or the provision of credit enhancements such as letters of credit.

    Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Portfolio's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Portfolio does not intend to invest a significant portion of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the Portfolio's ability to invest in other municipal lease obligations.

    PARTICIPATION INTERESTS. The Portfolio also may invest in participation interests in municipal bonds, including industrial development bonds ("IDBs"), private activity bonds ("PABs") and floating and variable rate securities. A participation interest gives the Portfolio an undivided interest in a municipal bond owned by a bank. The Portfolio has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Portfolio to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Portfolio's participation interest plus accrued interest. Generally, the Portfolio intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Portfolio's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Portfolio in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors. The Portfolio's Adviser will monitor the pricing, quality, and liquidity of the participation interests held by the Portfolio, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests, on the basis of published financial information reports of NRSROs and bank analytical services.

    FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES. As noted in the Prospectus, the Portfolio may invest in floating rate and variable rate municipal securities with or without demand features. A demand feature gives the Portfolio the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit or guarantee from a bank. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a bank's letter of credit or guarantee, such payment may be subject to the bank's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury Bill rate. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed-rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed-rate obligations.

                         HEDGING AND RELATED STRATEGIES

    As discussed in the Prospectus, each Portfolio (except PACE MONEY MARKET INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS, PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS and PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS) may use a variety of financial instruments ("Instruments"), which may include certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and interest rate protection transactions, to attempt to hedge the portfolio of the Portfolio and to attempt to enhance the Portfolio's income or return. The particular Instruments are described in Appendix A to the Prospectus.

    Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of an Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge a Portfolio takes a position in an Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of an Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in an Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Instruments on indices of equity or debt securities, in contrast, generally are used to hedge against price movements in broad equity or debt market sectors in which the Portfolio has invested or expects to invest. Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    The use of Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use Instruments will be limited by tax considerations. See "Taxes."

    In addition to the products, strategies and risks described below and in the Prospectus, the Advisers expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other techniques. These new opportunities may become available as an Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. An Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

    SPECIAL RISKS OF THESE STRATEGIES. The use of these Instruments involves special considerations and risks, as described below. Risks pertaining to particular Instruments are described in the sections that follow.

    (1) Successful use of most Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which require different skills than predicting changes in the prices of individual securities. While each Adviser is experienced in the use of Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of an Instrument and price movements of the investments being hedged. For example, if the value of an Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Instruments are traded. The effectiveness of hedges using Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered in a short hedge because the Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Instrument. Moreover, if the price of the Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Instruments involving obligations to third parties (i.e., Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

    COVER FOR THESE STRATEGIES. Transactions using Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these Instruments and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

    OPTIONS. The Portfolios may purchase put and call options, and write (sell) and purchase call options on debt and equity securities, foreign currencies and indices of debt or equity securities. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

    A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist, but these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option to make or take delivery of the underlying investment upon exercise of the option. In the case of purchased options, failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

    Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    A Portfolio's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC position at any time prior to its expiration.

    If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    GUIDELINES FOR OPTIONS. Each Portfolio's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by the Portfolio that are held at any time will not exceed 20% of the Portfolio's total net assets.

    FUTURES. The purchase of futures or call options thereon can serve as long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

    Futures strategies also can be used to manage the average duration of a Portfolio's portfolio. If its Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If its Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon, or sell a put option thereon.

    PACE GLOBAL FIXED INCOME INVESTMENTS may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures commission merchant ("FCM") through whom the transaction was effected, "initial margin" consisting of cash obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the FCM daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but represents a daily settlement of a Portfolio's obligations to or from a FCM. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes an option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or option identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into these transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

    GUIDELINES FOR FUTURES AND RELATED OPTIONS. Each Portfolio's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) To the extent a Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's total net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

    FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS each may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Portfolios might seek to hedge against changes in the value of a particular currency when no Instruments in that currency are available or such Instruments are more expensive than certain other Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Instruments on another foreign currency or a basket of currencies, the values of which the Adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The Portfolios may also use options and futures on foreign currencies, options on currency futures and forward currency contracts for income and return enhancement, for example, by shifting a Portfolio's exposure from one foreign currency (or the U.S. dollar) to another foreign currency.

    The value of Instruments in foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Instruments until they reopen.

    Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE GLOBAL FIXED INCOME INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS and PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contracts may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    As noted above, each of these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which its Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and its Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The cost to the Portfolios of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, a forward contract identical to the forward contract purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    INTEREST RATE PROTECTION TRANSACTIONS. PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the contra party when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. An interest rate collar combines elements of buying a cap and selling a floor.

    These Portfolios may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These Portfolios may also use interest rate protection transactions for income and return enhancement purposes.

    Each of these Portfolios may enter into interest rate swaps, caps, floors and collars on either an asset- or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Mitchell Hutchins and each Portfolio's Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). A Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Portfolio.

    A Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by its Adviser to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    SHORT SALES "AGAINST THE BOX". Each Portfolio (except PACE MONEY MARKET INVESTMENTS AND PACE MUNICIPAL FIXED INCOME INVESTMENTS) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Portfolio will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box." None of the Portfolios currently intend to have obligations under short-sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

    A Portfolio might make a short sale "against the box" in order to hedge against market risks when the Portfolio's Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities in the investment values or conversion premiums of such securities.

INVESTMENT RESTRICTIONS

    The Trust has adopted investment restrictions numbered 1 through 11 below as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (2) more than 50% of the outstanding shares of the Portfolio. Investment restriction 12 may be changed by a vote of a majority of the board of trustees at any time.

    Under the investment restrictions adopted by the Portfolios:

       1. A Portfolio, other than PACE INTERMEDIATE FIXED INCOME INVESTMENTS and PACE GLOBAL FIXED INCOME INVESTMENTS, may not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

       2. A Portfolio will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the Portfolio's investments in U.S. government securities and up to 25% of the Portfolio's assets may be invested without regard to these limitations.

       3. A Portfolio, other than PACE MUNICIPAL FIXED INCOME INVESTMENTS,will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a Portfolio's investments in U.S. government securities.

       4. A Portfolio will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

       5. A Portfolio will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

       6. A Portfolio will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Portfolio's investment objective and policies.

       7. A Portfolio will not purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

       8. A Portfolio will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time.

       9. A Portfolio will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

       10. A Portfolio will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).

       11. A Portfolio will not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the 1933 Act.

       12. A Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.

    If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations, except that with regard to the borrowings limitation in investment restriction number 4, the Portfolios will comply with the applicable restrictions of Section 18 of the 1940 Act.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

    The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:


                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
Margo N. Alexander**; 51               Trustee and       Mrs. Alexander is president, chief executive of-
                                        President         ficer and a director of Mitchell Hutchins, (since
                                                          January 1995) and an executive vice president and
                                                          director of PaineWebber. Mrs. Alexander is
                                                          president and a director or trustee of 32
                                                          investment companies for which Mitchell Hutchins,
                                                          PaineWebber or their affiliates serve as
                                                          investment adviser.
David J. Beaubien; 64                    Trustee         Mr. Beaubien is chairman of Yankee Environmental
101 Industrial Road                                       Systems, Inc., a manufacturer of meteorological
Turners Falls, MA 01376                                   measuring systems. Prior to January 1991, he was
                                                          senior vice president of EG&G, Inc., a company
                                                          which makes and provides a variety of scientific
                                                          and technically oriented products and services.
                                                          He is also a director of IEC, Inc., a
                                                          manufacturer of electronic assemblies, and Onix
                                                          Systems Inc., a manufacturer of process
                                                          instrumentation. From 1985 to January 1995, Mr.
                                                          Beaubien served as a director or trustee on the
                                                          boards of the Kidder, Peabody & Co. Incorporated
                                                          mutual funds.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
E. Garrett Bewkes, Jr.**; 72             Trustee         Mr. Bewkes is a director of PaineWebber Group Inc.
                                                          ("PW Group") (holding company of PaineWebber and
                                                          Mitchell Hutchins). Prior to December 1995, he
                                                          was a consultant to PW Group. Prior to 1988, he
                                                          was chairman of the board, president and chief
                                                          executive officer of American Bakeries Company.
                                                          Mr. Bewkes is a director of Interstate Bakeries
                                                          Corporation and a director or trustee of 34
                                                          investment companies for which Mitchell Hutchins,
                                                          PaineWebber or their affiliates serves as invest-
                                                          ment adviser.
Bruce A. Bursey**; 49                    Trustee         Mr. Bursey is a senior vice president of
                                                          PaineWebber and a director of Managed Accounts
                                                          Services. He is also a director of PaineWebber
                                                          Trust.
William W. Hewitt, Jr.; 70               Trustee         Mr. Hewitt is retired. Since 1988, he has served
P.O. Box 2359                                             as a director or trustee on the boards of the
Princeton, New Jersey                                     Guardian Life Insurance Company mutual funds.
08543-2359                                                From 1990 to January 1995, Mr. Hewitt served as a
                                                          director or trustee on the boards of the Kidder,
                                                          Peabody & Co. Incorporated mutual funds. From
                                                          1986-1988, he was an executive vice president and
                                                          director of mutual funds, insurance and trust
                                                          services of Shearson Lehman Brothers Inc. From
                                                          1976-1986, he was president of Merrill Lynch
                                                          Funds Distributor, Inc.
Morton L. Janklow; 68                    Trustee         Mr. Janklow is senior partner of Janklow & Nesbit
598 Madison Avenue                                        Associates, an international literary agency
New York, New York                                        representing leading authors in their relation-
10022                                                     ships with publishers and motion picture, tele-
                                                          vision and multi-media companies, and of counsel
                                                          to the law firm of Janklow, Newborn & Ashley. Mr.
                                                          Janklow is a director of Revlon, Inc.
J. Richard Sipes**; 52                   Trustee         Mr. Sipes is director of Products and Trading in
1200 Harbor Boulevard                                     Private Client Group for PaineWebber. Mr. Sipes
Weehawken, New Jersey                                     is also a director of PaineWebber Trust,
07087                                                     PaineWebber Futures Management Corp., PaineWebber
                                                          Properties Inc., Puerto Rico Investors Tax-Free
                                                          Fund, Puerto Rico Investors Tax-Free Fund II, and
                                                          Puerto Rico IRA.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
William D. White; 64                     Trustee         Mr. White is retired. From February 1989 through
P.O. Box 199                                              March 1994, he was president of the National
Upper Black Eddy, PA                                      League of Professional Baseball Clubs. Prior to
                                                          1989, he was a television sportscaster for
                                                          WPIX-TV, New York.
M. Cabell Woodward, Jr.; 69              Trustee         Mr. Woodward is retired. From July 1985 until his
                                                          retirement in February 1993, Mr. Woodward was
                                                          vice chairman and chief financial officer of ITT
                                                          Corporation. Mr. Woodward is also a director of
                                                          Black & Decker Corporation.
Lawrence Chinsky; 29               Vice President and    Mr. Chinsky is an assistant vice president and
                                   Assistant Treasurer    investment monitoring officer of the mutual fund
                                                          finance department of Mitchell Hutchins. Prior to
                                                          August 1997, he was a securities compliance
                                                          examiner with the Office of Compliance,
                                                          Inspections and Examinations in the New York
                                                          Regional Office of the United States Securities
                                                          and Exchange Commission. Mr. Chinsky is vice
                                                          president and assistant treasurer of 32
                                                          investment companies for which Mitchell Hutchins,
                                                          PaineWebber or their affiliates serve as
                                                          investment adviser.
John J. Lee, 30                    Vice President and    Mr. Lee is a vice president and a manager of the
                                   Assistant Treasurer    mutual fund finance department of Mitchell
                                                          Hutchins. Prior to September 1997, he was an
                                                          audit manager in the financial services practice
                                                          of Ernst & Young LLP. Mr. Lee is a vice presi-
                                                          dent and assistant treasurer of 32 investment
                                                          companies for which Mitchell Hutchins or
                                                          PaineWebber or their affiliates serve as invest-
                                                          ment adviser.
Ann E. Moran; 41                   Vice President and    Ms. Moran is a vice president and a manager of the
                                   Assistant Treasurer    mutual fund financial department of Mitchell
                                                          Hutchins. Ms. Moran is a vice president and
                                                          assistant treasurer of 32 other investment
                                                          companies for which Mitchell Hutchins,
                                                          PaineWebber or their affiliates serve as invest-
                                                          ment adviser.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
Andrew S. Novak; 30                Vice President and    Mr. Novak is a vice president and assistant gen-
                                   Assistant Secretary    eral counsel of Mitchell Hutchins. Prior to Sep-
                                                          tember 1997, he was an attorney in private
                                                          practice. Mr. Novak is a vice president and
                                                          assistant secretary of one investment company for
                                                          which Mitchell Hutchins, PaineWebber or their
                                                          affiliates serve as investment adviser.
Dianne E. O'Donnell; 46            Vice President and    Ms. O'Donnell is a senior vice president and
                                   Assistant Secretary    deputy general counsel of Mitchell Hutchins. Ms.
                                                          O'Donnell is a vice president and secretary of 31
                                                          investment companies and vice president and
                                                          assistant secretary of one investment company for
                                                          which Mitchell Hutchins, PaineWebber or their
                                                          affiliates serve as investment adviser.
Emil Polito; 38                      Vice President      Mr. Polito is a senior vice president and director
                                                          of operations and control for Mitchell Hutchins.
                                                          Mr. Polito is senior vice president of 32
                                                          investment companies, for which Mitchell
                                                          Hutchins, PaineWebber or their affiliates serve
                                                          as investment adviser.
Victoria E. Schonfeld; 47          Vice President and    Ms. Schonfeld is a managing director and general
                                        Secretary         counsel of Mitchell Hutchins. Prior to May 1994,
                                                          she was a partner in the law firm of Arnold &
                                                          Porter. Ms. Schonfeld is a vice president of 31
                                                          investment companies and a vice president and
                                                          secretary of one investment company for which
                                                          Mitchell Hutchins, PaineWebber or their
                                                          affiliates serve as investment adviser.
Paul H. Schubert; 35               Vice President and    Mr. Schubert is a senior vice president and the
                                        Treasurer         director of the mutual fund finance department of
                                                          Mitchell Hutchins. From August 1992 to August
                                                          1994, he was a vice president at BlackRock
                                                          Financial Management, L.P. Mr. Schubert is a vice
                                                          president and treasurer of 32 other investment
                                                          companies for which Mitchell Hutchins,
                                                          PaineWebber or their affiliates serve as invest-
                                                          ment adviser.

                                                                        BUSINESS EXPERIENCE;
     NAME/AGE AND ADDRESS*         POSITION WITH TRUST                  OTHER DIRECTORSHIPS
--------------------------------  ---------------------  --------------------------------------------------
Barney A. Taglialatela; 37         Vice President and    Mr. Taglialatela is a vice president and a manag-
                                   Assistant Treasurer    er of the mutual fund finance division of
                                                          Mitchell Hutchins. Prior to February 1995, he was
                                                          a manager of the mutual fund finance division of
                                                          Kidder Peabody Asset Management, Inc. Mr.
                                                          Taglialatela is a vice president and assistant
                                                          treasurer of 32 investment companies for which
                                                          Mitchell Hutchins, PaineWebber or their
                                                          affiliates serve as investment adviser.


------------------------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Messrs. Bewkes, Bursey, Sipes and Mrs. Alexander are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PaineWebber, PW Group and/or Mitchell Hutchins.
    The Trust pays trustees who are not "interested persons" of the Trust $35,000 annually and $5,000 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are "interested persons" of the Trust as defined in the 1940 Act receive no compensation from the Trust. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Portfolio. Because Mitchell Hutchins, the Advisers and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the Portfolios, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins, an Adviser or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer. The table below includes certain information relating to the compensation of the Trust's trustees.
                               COMPENSATION TABLE


                                                                                                      TOTAL
                                                                                                   COMPENSATION
                                                                                   AGGREGATE     FROM THE TRUST**
                                                                                  COMPENSATION       AND THE
                                                                                    FROM THE     PAINEWEBBER FUND
                            NAME OF PERSON, POSITION                                 TRUST*          COMPLEX+
--------------------------------------------------------------------------------  ------------   ----------------
David J. Beaubien, Trustee......................................................    $60,000          $65,000
William W. Hewitt, Trustee......................................................    $80,000          $80,326
Morton L. Janklow, Trustee......................................................    $65,000          $60,000
William D. White, Trustee.......................................................    $65,000          $60,000
M. Cabell Woodward, Jr., Trustee................................................    $65,000          $60,000


------------------------
Only independent members of the board of trustees are compensated by the Trust and identified above; trustees who are "interested persons", as defined in the 1940 Act, do not receive compensation.
 * Represents fees paid to each trustee during the fiscal year ended July 31, 1998.
** During the fiscal year ended July 31, 1998, Mitchell Hutchins waived a portion of its management fee and subsidized certain operating expenses, including the payment of trustees' fees, with respect to each Portfolio in order to lower the overall expenses of each Portfolio to certain designated levels.

 + Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.


    As of October 31, 1998, the Portfolios had no shareholders who owned of record 5% or more of a Portfolio's shares, and the Trust is not aware of any shareholder who is the beneficial owner of 5% or more of its shares.


         INVESTMENT MANAGEMENT, ADVISORY AND DISTRIBUTION ARRANGEMENTS

    INVESTMENT MANAGEMENT ARRANGEMENTS. Mitchell Hutchins acts as the investment manager to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement") dated as of June 15, 1995. Pursuant to the Management Agreement with the Trust, Mitchell Hutchins, subject to the supervision of the Trust's board of trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's Portfolios, including the purchase, retention, disposition and lending of securities. Mitchell Hutchins is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreement") in connection with the management of the Trust and the Portfolios. Mitchell Hutchins will have responsibility for monitoring the investment advisory services furnished pursuant to any such Advisory Agreements. Mitchell Hutchins reviews the performance of all Advisers and makes recommendations to the trustees of the Trust with respect to the retention and renewal of Advisory Agreements. In connection therewith, Mitchell Hutchins is obligated to keep certain books and records of the Trust. Mitchell Hutchins also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust's custodian and the Transfer Agent, the Trust's transfer and dividend disbursing agent. The management services of Mitchell Hutchins for the Trust are not exclusive under the terms of the Management Agreement, and Mitchell Hutchins is free to, and does, render management services to others.

    In connection with its management of the business affairs of the Trust, Mitchell Hutchins bears the following expenses:

    (1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of Mitchell Hutchins or the Trust's Advisers;

    (2) all expenses incurred, by Mitchell Hutchins or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and

    (3) the fees payable to each Adviser pursuant to the Advisory Agreements between Mitchell Hutchins and each Adviser.

    Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the Portfolio's Adviser. General expenses of the Trust not readily identifiable as belonging to a Portfolio or to the Trust's other Portfolios are allocated among series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by each Portfolio include the following (or a Portfolio's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a Portfolio and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a Portfolio by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a Portfolio's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons

(as defined in the 1940 Act) of the Trust, Mitchell Hutchins or the Adviser, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Portfolio for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees,
(11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a Portfolio, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

    Under the Management Agreement, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of a Portfolio's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Portfolio.

    The following table shows the approximate net assets as of October 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


INVESTMENT CATEGORY
------------------------------------------------------------
                                                              NET ASSETS
                                                              ----------
                                                                ($MIL)
Domestic (excluding Money Market)...........................  $  7,761.7
Global......................................................     3,627.2
Equity/Balanced.............................................     6,301.2
Fixed Income (excluding Money Market).......................     5,087.7
  Taxable Fixed Income......................................     3,496.1
  Tax-Free Fixed Income.....................................     1,591.6
Money Market Funds..........................................    31,335.1



    ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of the Manager and, ultimately, the trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

    Except as described below, the Advisory Agreements were approved by the board of trustees including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on June 15, 1995 and was approved by Mitchell Hutchins, as sole shareholder of the Trust on June 19, 1995. Mitchell Hutchins and Rogge Global Partners plc ("Rogge Global") entered into a new Advisory Agreement on August 28, 1996, which was approved by the Trust's board of trustees at a meeting held on July 24, 1996, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties. The original Advisory Agreement terminated as a result of the acquisition of Rogge Global by United Asset Management Corporation; the terms of the new Advisory Agreement are identical in all material respects to the original Advisory Agreement. Mitchell Hutchins and Delaware Management Company, Inc. entered into an Advisory Agreement on December 16, 1996, which was approved by the Trust's board of trustees at a meeting held on December 10, 1996, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties. Pursuant to such agreement, Delaware Management Company, Inc. became the Adviser for PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, replacing the Portfolio's previous Adviser, Westfield Capital Management Company, Inc. Mitchell Hutchins and Alliance Capital Management L.P. entered into an Advisory Agreement on November 10, 1997, which was approved by the Trust's board of trustees at a meeting held on November 4, 1997, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties. Pursuant to such agreement, Alliance Capital Management L.P. became the Adviser for PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, replacing the Portfolio's previous Adviser, Chancellor LGT Asset Management, Inc. Mitchell Hutchins and Brandywine Asset Management, Inc. ("Brandywine") entered into a new Advisory Agreement on January 16, 1998, which was approved by the Trust's board of trustees at a meeting held on January 13, 1998, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties. The original Advisory Agreement terminated as a result of the acquisition of Brandywine by Legg Mason, Inc.; the terms of the new Advisory Agreement are identical in all material respects to the original Advisory Agreement.

    Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Mitchell Hutchins or the Adviser upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

    Under the Advisory Agreements, the Advisers will not be liable for any error or judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each Adviser has agreed to its fees as described in the Prospectus and which are generally lower than the fees it charges to institutional accounts for which it serves as investment adviser and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the Portfolio. By virtue of the management, monitoring and administrative functions performed by Mitchell Hutchins, and the fact that Advisers are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each Adviser serves in a subadvisory capacity to the Portfolio. Subject to the monitoring by the Manager and, ultimately, the board of trustees, each Adviser's responsibilities are limited to managing the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Portfolio and placing orders to purchase and sell securities on behalf of the Portfolio.

    The following table shows the advisory and administration fees earned (or accrued) by Mitchell Hutchins, the advisory and administration fees waived by Mitchell Hutchins and the sub-advisory fees paid by Mitchell Hutchins (not the Portfolio) to each Adviser for the periods indicated.

                                                 ADVISORY                                     ADVISORY
                                      AND ADMINISTRATION FEES EARNED              AND ADMINISTRATION FEES WAIVED BY
                                     (OR ACCRUED) BY MITCHELL HUTCHINS                    MITCHELL HUTCHINS
                                -------------------------------------------   -----------------------------------------
                                FISCAL YEAR    FISCAL YEAR    FISCAL PERIOD   FISCAL YEAR   FISCAL YEAR   FISCAL PERIOD
                                   ENDED          ENDED        AUGUST 24,        ENDED         ENDED       AUGUST 24,
                                  JULY 31,       JULY 31,     1995* THROUGH    JULY 31,      JULY 31,     1995* THROUGH
PORTFOLIO                           1998           1997       JULY 31, 1996      1998          1997       JULY 31, 1996
------------------------------  ------------   ------------   -------------   -----------   -----------   -------------
PACE Money
 Market Investments...........   $    76,178    $    46,463     $ 19,992       $153,019      $ 46,463       $ 19,992
PACE Government Securities
 Fixed Income Investments.....       916,670        555,050      218,140        135,366       107,156         92,619
PACE Intermediate
 Fixed Income Investments.....       504,134        318,727      138,291          5,372        76,200         82,160
PACE Strategic
 Fixed Income Investments.....       697,639        409,105      154,381         91,847       143,533        106,919
PACE Municipal Fixed
 Income Investments...........       259,431        143,239       57,596         35,947       131,476         57,596
PACE Global Fixed
 Income Investments...........       599,606        389,067      177,669        209,982       167,565        138,050
PACE Large Company
 Value Equity Investments.....     1,786,641      1,004,307      350,054         --            82,199        170,745
PACE Large Company
 Growth Equity Investments....     1,672,807        875,877      285,409         45,136        50,644        115,140
PACE Small/Medium
 Company Value Equity
 Investments..................     1,384,807        765,902      302,383         11,273       126,324        179,172
PACE Small/Medium
 Company Growth Equity
 Investments..................     1,328,874        719,564      325,385         43,813        71,349        109,433
PACE International
 Equity Investments...........     1,163,135        632,415      190,817         --             1,629         54,634
PACE International
 Emerging Markets Equity
 Investments..................       623,343        417,803      151,151        161,872       225,031        109,656


                                        SUB-ADVISORY FEES PAID BY
                                            MITCHELL HUTCHINS
                                     (NOT THE PORTFOLIO) TO ADVISER
                                -----------------------------------------
                                FISCAL YEAR   FISCAL YEAR   FISCAL PERIOD
                                   ENDED         ENDED       AUGUST 24,
                                 JULY 31,      JULY 31,     1995* THROUGH
PORTFOLIO                          1998          1997       JULY 31, 1996
------------------------------  -----------   -----------   -------------
PACE Money
 Market Investments...........   $    N/A      $    N/A       $    N/A
PACE Government Securities
 Fixed Income Investments.....    327,708       198,232         77,907
PACE Intermediate
 Fixed Income Investments.....    168,045       106,137         46,071
PACE Strategic
 Fixed Income Investments.....    249,156       146,108         55,109
PACE Municipal Fixed
 Income Investments...........     86,574        47,400         19,188
PACE Global Fixed
 Income Investments...........    262,596       170,772         75,569
PACE Large Company
 Value Equity Investments.....    670,717       377,030        131,205
PACE Large Company
 Growth Equity Investments....    628,243       328,454        107,028
PACE Small/Medium
 Company Value Equity
 Investments..................    519,732       287,096        113,332
PACE Small/Medium
 Company Growth Equity
 Investments..................    664,437       279,883        122,019
PACE International
 Equity Investments...........    517,629       281,074         84,808
PACE International
 Emerging Markets Equity
 Investments..................    283,338       189,911         68,672


------------------------

* Commencement of operations.

     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the shares of each Portfolio under a distribution contract with the Trust dated as of June 15, 1995 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Portfolios. Shares of the Portfolios are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber dated as of June 15, 1995 ("Dealer Agreement"), PaineWebber sells the Portfolios' shares.

                             PORTFOLIO TRANSACTIONS

    Decisions to buy and sell securities for a Portfolio other than PACE MONEY MARKET INVESTMENTS are made by the Adviser, subject to the overall review of the Manager and the board of trustees. Decisions to buy and sell securities for PACE MONEY MARKET INVESTMENTS are made by Mitchell Hutchins, subject to the overall review of the board of trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by the Adviser or Mitchell Hutchins, as applicable, investments of the type that the Portfolio may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by the Adviser or Mitchell Hutchins, as applicable, are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser or Mitchell Hutchins, as applicable, to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

    Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

    For the periods indicated, the Portfolios paid the brokerage commissions set forth below:


                                                          TOTAL BROKERAGE COMMISSIONS
                                               -------------------------------------------------
                                                FISCAL YEAR ENDED JULY 31,     PERIOD AUGUST 24,
                                               -----------------------------     1995* THROUGH
PORTFOLIO                                          1998            1997          JULY 31, 1996
---------------------------------------------  -------------   -------------   -----------------
PACE Money Market Investments................    $         0     $         0       $      0
PACE Government Securities Fixed Income
 Investments.................................              0               0              0
PACE Intermediate Fixed Income Investments...              0               0              0
PACE Strategic Fixed Income Investments......         17,292             169              0
PACE Municipal Fixed Income Investments......              0               0              0
PACE Global Fixed Income Investments.........              0               0              0
PACE Large Company Value Equity
 Investments.................................        191,304         164,051         96,437
PACE Large Company Growth Equity
 Investments.................................        422,526         153,087         53,077
PACE Small/Medium Company Value Equity
 Investments.................................        491,524         302,226        307,395
PACE Small/Medium Company Growth Equity
 Investments.................................        303,695         414,380        100,645
PACE International Equity Investments........        441,600         288,930        192,164
PACE International Emerging Markets Equity
 Investments.................................        286,220         201,775        136,615


------------------------


 * Commencement of operations.



** Sub-advisory functions for this portfolio were transferred from Chancellor
   LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997. Represents brokerage commissions for November 10, 1997 through July 31, 1998.


    In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Adviser or Mitchell Hutchins, as applicable, seeks the best overall terms available. In assessing the best overall terms available for any transactions, the Adviser or Mitchell Hutchins, as applicable, will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the amount of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and an Adviser authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Adviser receiving brokerage and research services. The board of trustees of the Trust will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. OTC purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

    For the periods indicated, the Portfolios directed portfolio transactions to brokers chosen because they provide research and analysis, for which the Portfolios paid the following in brokerage commissions:


                                                 AMOUNT OF                                           BROKERAGE
                                          PORTFOLIO TRANSACTIONS                                 COMMISSIONS PAID
                             -------------------------------------------------   -------------------------------------------------
                              FISCAL YEAR     FISCAL YEAR    PERIOD AUGUST 24,    FISCAL YEAR     FISCAL YEAR    PERIOD AUGUST 24,
                                 ENDED           ENDED         1995* THROUGH         ENDED           ENDED         1995* THROUGH
PORTFOLIO                    JULY 31, 1998   JULY 31, 1997     JULY 31, 1996     JULY 31, 1998   JULY 31, 1997     JULY 31, 1996
---------------------------  -------------   -------------   -----------------   -------------   -------------   -----------------
PACE Money Market
 Investments...............   $         0     $         0       $         0       $         0      $      0           $     0
PACE Government Securities
 Fixed Income
 Investments...............     1,000,000               0                 0               210             0                 0
PACE Intermediate Fixed
 Income Investments........             0               0                 0                 0             0                 0
PACE Strategic Fixed Income
 Investments...............             0               0                 0                 0             0                 0
PACE Municipal Fixed Income
 Investments...............             0               0                 0                 0             0                 0
PACE Global Fixed Income
 Investments...............             0               0                 0                 0             0                 0
PACE Large Company Value
 Equity Investments........   180,811,909     134,184,369        93,279,524           166,931       146,622            90,203
PACE Large Company Growth
 Equity Investments........       428,000**    21,091,153         3,967,720            22,005**      25,827             5,904
PACE Small/Medium Company
 Value Equity
 Investments...............    18,276,509      11,759,079         4,695,962            56,675        45,141            21,746
PACE Small/Medium Company
 Growth Equity
 Investments...............    18,986,552      75,104,685                 0            41,484       136,584                 0
PACE International Equity
 Investments...............             0               0                 0                 0             0                 0
PACE International Emerging
 Markets Equity
 Investments...............       278,082         155,236                 0             8,138         1,006                 0


------------------------------

 * Commencement of operations.


** Sub-advisory functions for this portfolio were transferred from Chancellor
   LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997. Represents brokerage commissions for November 10, 1997 through July 31, 1998.


    To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the board of trustees has determined that transactions for a Portfolio may be executed through PaineWebber and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

    For the periods indicated, the Portfolios paid to PaineWebber the following in brokerage commissions:

                                                                                                 PERCENTAGE OF TOTAL
                                                    BROKERAGE COMMISSIONS                         COMMISSIONS PAID
                                                       TO PAINEWEBBER                               BY PORTFOLIO
                                          -----------------------------------------   -----------------------------------------
                                          FISCAL YEAR   FISCAL YEAR   PERIOD AUGUST   FISCAL YEAR   FISCAL YEAR   PERIOD AUGUST
                                             ENDED         ENDED           24,           ENDED         ENDED           24,
                                           JULY 31,      JULY 31,     1995* THROUGH    JULY 31,      JULY 31,     1995* THROUGH
PORTFOLIO                                    1998          1997       JULY 31, 1996      1998          1997       JULY 31, 1996
----------------------------------------  -----------   -----------   -------------   -----------   -----------   -------------
PACE Money Market Investments...........         $0            $0             $0              0%            0%             0%
PACE Government Securities Fixed Income
 Investments............................          0             0              0              0             0              0
PACE Intermediate Fixed Income
 Investments............................          0             0              0              0             0              0
PACE Strategic Fixed Income
 Investments............................          0             0              0              0             0              0
PACE Municipal Fixed Income
 Investments............................          0             0              0              0             0              0
PACE Global Fixed Income Investments....          0             0              0              0             0              0
PACE Large Company Value Equity
 Investments............................          0             0              0              0             0              0
PACE Large Company Growth Equity
 Investments............................          0             0          1,026              0             0           1.90
PACE Small/Medium Company Value Equity
 Investments............................          0             0              0              0             0              0
PACE Small/Medium Company Growth Equity
 Investments............................          0             0            660              0             0           0.65
PACE International Equity Investments...          0             0              0              0             0              0
PACE International Emerging Markets
 Equity Investments.....................          0             0              0              0             0              0

                                                        PERCENTAGE OF
                                                      AGGREGATE DOLLAR
                                                   AMOUNT OF TRANSACTIONS
                                                    INCLUDING THE PAYMENT
                                                       OF COMMISSIONS
                                          -----------------------------------------
                                          FISCAL YEAR   FISCAL YEAR   PERIOD AUGUST
                                             ENDED         ENDED           24,
                                           JULY 31,      JULY 31,     1995* THROUGH
PORTFOLIO                                    1998          1997       JULY 31, 1996
----------------------------------------  -----------   -----------   -------------
PACE Money Market Investments...........          0%            0%             0%
PACE Government Securities Fixed Income
 Investments............................          0             0              0
PACE Intermediate Fixed Income
 Investments............................          0             0              0
PACE Strategic Fixed Income
 Investments............................          0             0              0
PACE Municipal Fixed Income
 Investments............................          0             0              0
PACE Global Fixed Income Investments....          0             0              0
PACE Large Company Value Equity
 Investments............................          0             0              0
PACE Large Company Growth Equity
 Investments............................          0             0           0.45
PACE Small/Medium Company Value Equity
 Investments............................          0             0              0
PACE Small/Medium Company Growth Equity
 Investments............................          0             0           1.41
PACE International Equity Investments...          0             0              0
PACE International Emerging Markets
 Equity Investments.....................          0             0              0


------------------------------

* Commencement of operations.

    No Portfolio will purchase any security, including U.S. government securities or municipal securities, during the existence of any underwriting or selling group relating thereto of which PaineWebber is a member, except to the extent permitted by the SEC.


    Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Portfolios' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of an affiliated FCM, including PaineWebber and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal year ended July 31, 1997, and for the period August 24, 1995 (commencement of operations) through July 31, 1996, PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS paid $0 and $644, respectively, in commissions to FCMs. For the fiscal years ended July 31, 1998 and July 31, 1997, and for the period August 24, 1995 (commencement of operations) through July 31, 1996, PACE STRATEGIC FIXED INCOME INVESTMENTS paid $5,242, $0 and $914, respectively, in commissions to FCMs. For the fiscal years ended July 31, 1998 and July 31, 1997, and for the period August 24, 1995 (commencement of operations) through July 31, 1996, PACE LARGE COMPANY VALUE EQUITY INVESTMENTS paid $3,838, $2,180 and $0, respectively, in commissions to FCMs. During those same periods, with respect to the other Portfolios, no commissions were paid to FCMs.

    Research services furnished by dealers or brokers with or through which a Portfolio effects securities transactions may be used by Mitchell Hutchins or an Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or an Adviser by dealers or brokers in connection with other funds or accounts Mitchell Hutchins or an Adviser advises may be used by Mitchell Hutchins or an Adviser in advising the Portfolios over which Mitchell Hutchins or the Adviser has investment discretion. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the Advisers under the Management Agreement and Advisory Agreements.

PORTFOLIO TURNOVER

    PACE MONEY MARKET INVESTMENTS may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate as a limiting factor in making investment decisions.

    A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a Portfolio authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

    Certain other practices that may be employed by a Portfolio also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

    Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable the Portfolio to receive favorable tax treatment.

    The following table sets forth the portfolio turnover rates for each Portfolio for the periods indicated:


                                                                PORTFOLIO TURNOVER RATES
                                                              -----------------------------
                                                               FISCAL YEAR     FISCAL YEAR
                                                                  ENDED           ENDED
PORTFOLIO                                                     JULY 31, 1998   JULY 31, 1997
------------------------------------------------------------  -------------   -------------
PACE Money Market Investments...............................      N/A             N/A
PACE Government Securities Fixed Income Investments.........      353%            712%
PACE Intermediate Fixed Income Investments..................      111%             67%

                                                                PORTFOLIO TURNOVER RATES
                                                              -----------------------------
                                                               FISCAL YEAR     FISCAL YEAR
                                                                  ENDED           ENDED
PORTFOLIO                                                     JULY 31, 1998   JULY 31, 1997
------------------------------------------------------------  -------------   -------------
PACE Strategic Fixed Income Investments.....................      234%            357%
PACE Municipal Fixed Income Investments.....................       34%             15%
PACE Global Fixed Income Investments........................      125%            270%
PACE Large Company Value Equity Investments.................       34%             46%
PACE Large Company Growth Equity Investments................      102%             73%
PACE Small/Medium Company Value Equity Investments..........       42%             39%
PACE Small/Medium Company Growth Equity Investments.........      131%            247%
PACE International Equity Investments.......................       56%             55%
PACE International Emerging Markets Equity Investments......       51%             39%



                       ADDITIONAL REDEMPTION INFORMATION



    If conditions exist that make cash payments undesirable, each Portfolio reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Portfolio may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Portfolio's portfolio at the time.


                              VALUATION OF SHARES


    Each Portfolio determines its net asset value per share as of the close of regular trading (currently 4:00 p.m., eastern time) on The New York Stock Exchange ("NYSE") on each Monday through Friday when the NYSE is open. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, each portfolio's net asset value per share will be calculated at the time trading was halted. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.


    Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable Adviser as the primary market. Securities traded in the OTC market and listed on the The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less which are valued as described further below). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. In valuing lower rated corporate debt securities it should be recognized that judgment often plays a greater role in valuing non-investment grade debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolios' custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

    Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in the computation of a Portfolio's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transaction of a Portfolio conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

    PACE MONEY MARKET INVESTMENTS values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the "Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under the Rule relating to the Portfolio's investments, some of which are discussed in the Prospectus and this Statement of Additional Information. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

    The board of trustees of the Trust has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share for PACE MONEY MARKET INVESTMENTS, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any Portfolio, the board of trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE MONEY MARKET INVESTMENTS will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument with a remaining maturity greater than 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that the Mitchell Hutchins determines (pursuant to delegated authority from the board of trustees) present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the board will take appropriate action.

    In determining the approximate market value of portfolio investments, each Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board of trustees.

                            PERFORMANCE INFORMATION

    Each Portfolio's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a Portfolio's Performance Advertisements are calculated according to the following formula:

    P(1 + T)to the power of n   =    ERV
where:    P                     =    a hypothetical initial payment of $1,000 to purchase shares of a Portfolio
          T                     =    average annual total return of shares of that Portfolio
          n                     =    number of years
          ERV                   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.

    Each Portfolio also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A Portfolio calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Portfolio shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

    YIELD. Yields used in a Portfolio's Performance Advertisements, except for those given for PACE MONEY MARKET INVESTMENTS, are calculated by dividing the Portfolio's interest and dividend income attributable to the Portfolio's shares for a 30-day period ("Period"), net of expenses attributable to such Portfolio, by the average number of shares of such Portfolio entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

    YIELD = 2[( a - b + 1)to the power of 6    - 1]
               -----
                 cd

where:     a          =          interest and other income earned during the period attributable to a
                                 Portfolio
           b          =          expenses accrued for the Period attributable to a Portfolio (net of reimbursements)
           c          =          the average daily number of shares of a Portfolio outstanding during the period that were entitled to receive dividends
           d          =          the net asset value per share on the last day of the Period

    Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a Portfolio calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Portfolio, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

    Tax exempt-yield for PACE MUNICIPAL FIXED INCOME INVESTMENTS is calculated according to the same formula except the variable "a" equals interest exempt from federal income tax earned during the Period. This tax-exempt yield may then be translated into tax-equivalent yield according to the following formula:

                             TAX EQUIVALENT YIELD =  (  e  ) + t
                                                     -----
                                                     1-p

E          =          tax-exempt yield of the Portfolio
p          =          stated income tax rate
t          =          taxable yield of the Portfolio

    The tax-equivalent yield of PACE MUNICIPAL FIXED INCOME INVESTMENTS assumes a 39.6% effective federal tax rate.

    PACE MONEY MARKET INVESTMENTS computes its yield and effective yield quotations using standardized methods required by the SEC. The Portfolio from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:


    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)to the power of 365/7] - 1


    Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Portfolio fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

    OTHER INFORMATION. In Performance Advertisements, each Portfolio may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of appropriate recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, other Wilshire Associates equities indices, Frank Russell Company equity indices, the Morgan Stanley Capital International Perspective Indices, the Salomon Brothers World Government bond indices, the Lehman Brothers Bond indices, Municipal Bond Buyers Indices, 90 day Treasury Bills, 30-year and 10-year U.S.Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Portfolio and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a Portfolio may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements. Each Portfolio may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original Portfolio investment, but also of the additional Portfolio shares received through reinvestment. As a result, the value of the Portfolio investment would increase more quickly than if dividends or other distributions had been paid in cash.

                                     TAXES


    ALL PORTFOLIOS. Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) plus, in the case of PACE MUNICIPAL FIXED INCOME INVESTMENTS, its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


    Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

    A portion of the dividends from a Portfolio's investment company taxable income (whether paid in cash or in additional Portfolio shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

    If shares of a Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Dividends and interest received by certain Portfolios may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

    Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


    The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


    A Portfolio's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.


    Certain Portfolios may acquire zero coupon Treasury securities, zero coupon securities of corporate issuers, other securities issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. As the holder of such securities, each such Portfolio would have to include in its gross income (1) the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year, and (2) the securities it receives as "interest" on PIK securities. With respect to clause
(1) above, each Portfolio will elect similar treatment for securities purchased at a discount from their face value ("market discount"). Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, in order to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months.


    PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Each of these Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed by the QEF to the Portfolio; those amounts likely would have to be distributed by the Portfolio to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

    Pursuant to proposed regulations and 1997 tax legislation, open-end RICs, such as the Portfolios, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

    PACE MUNICIPAL FIXED INCOME INVESTMENTS. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of this Portfolio because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Portfolio still are tax-exempt to the extent described in the Prospectus; they are only included in the calculations of whether a recipient's income exceeds the established amounts.

    If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

    Although the Portfolio does not currently expect to invest in instruments that generate taxable interest income, if it does so, under the circumstances described in the Prospectus, the portion of any Portfolio dividend attributable to the interest earned thereon will be taxable to the Portfolio's shareholders as ordinary income to the extent of the Portfolio's earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the Portfolio realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

                               OTHER INFORMATION

    The name of the Trust is PaineWebber PACE Select Advisors Trust. The Trust is organized as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of shareholders of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its Portfolios and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Portfolios, the trustees or any of them in connection with the Trust. The Trust Instrument provides for indemnification from a Portfolio's property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

    In the event any of the initial shares of a Portfolio are redeemed during the five-year amortization period, the redemption proceeds will be reduced by a PRO RATA portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    COUNSEL. The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York serves as counsel to the Trust. Willkie Farr & Gallagher also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

    INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York, serves as the Trust's independent auditors.

                              FINANCIAL STATEMENTS

    The Trust's Annual Report to Shareholders for the fiscal year ended July 31, 1998 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS


    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



    Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



    A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



    Baa Bonds which are rated Baa are considered as medium-grade-obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



    Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



    Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



    Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



    C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS


    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong. AA. An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



    BBB. An obligation rated BBB exhibits adequate protection parameters: adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



    BB, B, CCC, CC, C, D. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics; BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. BB. An obligation rated BB is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



    CI. The rating CI is reserved for income bonds on which no interest is being paid.



    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



    NR. "NR" indicates that no public rating has been requested, that there is insufficient information on wich to base a rating, or that S&P does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS


    aaa. An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks; aa. An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future; a. An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are nevertheless expected to be maintained at adequate levels; baa. An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time; ba. An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class; b. An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small; caa. An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments; ca. An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments; c. This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P PREFERRED STOCK RATINGS


    AAA. This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA. A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA"; A. An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions; BBB. An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category; BB,, B, CCC. Preferred stocks rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS


    PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following charateristics: leading market positions in well established industries; high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markers and assured sources of alternates liquidity.



    PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



    PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and marker composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



    NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.


DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS


    A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B.
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DESCRIPTION OF MOODY'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. Bonds rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds rated A posess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S FOUR HIGHEST MUNICIPAL BOND RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA. Obligations rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

        Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

        MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS

        S&P TAX EXEMPT NOTE RATINGS ARE GENERALLY GIVEN TO SUCH NOTES THAT MATURE IN THREE YEARS OR LESS. THE TWO HIGHER RATING CATEGORIES ARE AS
    FOLLOWS:

        SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong characteristics are given a plus (+) designation.

        SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 --------------

                               TABLE OF CONTENTS


                                                  PAGE
                                                  ---
INVESTMENT POLICIES AND RESTRICTIONS..............  1
HEDGING AND RELATED STRATEGIES.................... 17
TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF
 SECURITIES....................................... 27
INVESTMENT MANAGEMENT, ADVISORY AND DISTRIBUTION
 ARRANGEMENTS..................................... 32
PORTFOLIO TRANSACTIONS............................ 35
ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION.... 40
VALUATION OF SHARES............................... 40
PERFORMANCE INFORMATION........................... 42
TAXES............................................. 45
OTHER INFORMATION................................. 48
FINANCIAL STATEMENTS.............................. 48
APPENDIX.......................................... 49


-RECYCLE SYMBOL- Recycled Paper
-C- 1998 PaineWebber Incorporated

                                                         PaineWebber PACE Select
                                                                  Advisors Trust

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                DECEMBER 1, 1998

                                                                     PAINEWEBBER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


    Incorporated in Part B of the Registration Statement by reference to the Annual Report for the period ended July 31, 1998


(b) Exhibits:


 (1)(a)    Certificate of Business Trust(1)
   (b)     Certificate of Amendment(1)
   (c)     Trust Instrument(1)
   (d)     Amended Trust Instrument(2)
   (e)     Certificate of Amendment(3)
 (2)(a)    By-Laws(1)
   (b)     Amended By-Laws(2)
 (3)       Voting trust agreement--None
 (4)       Specimen Security--None
 (5)(a)    Management Agreement(4)
   (b)     Sub-Advisory Agreements(4)
   (c)     Sub-Advisory Agreement with Rogge Global Partners plc dated as of August 28,
            1996(5)
   (d)     Sub-Advisory Agreement with Chancellor LGT Asset Management, Inc. dated as of
            October 31, 1996(6)
   (e)     Sub-Advisory Agreement with Delaware Management Company, Inc. dated as of December
            16, 1996(6)
   (f)     Sub-Advisory Agreement with Alliance Capital Management L.P. dated as of November
            10, 1997(7)
   (g)     Sub-Advisory Agreement with Brandywine Asset Management, Inc. dated as of January
            16, 1998.(8)
 (6)(a)    Distribution Agreement(4)
   (b)     Dealer Agreement(4)
 (7)       Bonus, profit sharing or pension plans--None
 (8)       Form of Custodian Agreement(2)
 (9)       Transfer Agency Agreement(4)
(10)(a)    Opinion and consent of Kirkpatrick & Lockhart LLP(2)
   (b)     Consent of Willkie Farr & Gallagher
(11)       Consent of Independent Auditors
(12)       Financial statements omitted from prospectus--None
(13)       Letter of investment intent(2)
(14)       Prototype Retirement Plan--None
(15)       Plan pursuant to Rule 12b-1--None
(16)       Schedule for Computation of Performance Quotations--None
(17)       Financial Data Schedule


------------------------

(1) Incorporated by reference to Registration Statement on Form N-1A, File No. 33-87254, filed December 9, 1994.

(2) Incorporated by reference to Registration Statement on Form N-1A, File No. 33-87254, filed June 19, 1995.


(3) Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, File No. 33-87254, filed on September 30, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-87254, filed February 23, 1996.



(5) Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, File No. 33-87254, filed October 16, 1996.



(6) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A, File No. 33-87254, filed October 1, 1997.



(7) Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File 33-87254, filed November 13, 1997.



(8) Incorporated by reference to Registrant's Form N-SAR, filed on April 1, 1998, Accession No. 0000930007-98-000001.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES



    Not applicable.


ITEM 27. INDEMNIFICATION

    Article IX, Section 2 of the PaineWebber PACE Select Advisors Trust Trust Instrument ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

    "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(c) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

    Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

    Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for (i) errors of judgment or mistakes of fact or law, or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.

    Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance") is a registered investment adviser. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. As of September 30, 1998 The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56.8% of the outstanding Units of Alliance. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as at June 30, 1998 of approximately U.S. $87 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of September 30, 1998 AXA-UAP, a French insurance holding company, owned approximately 58.5% of the issued and outstanding shares of the common stock of ECI. Information on the officers and directors of Alliance is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-32361) and is incorporated herein by reference.



    BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine") is a registered investment adviser. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"). Legg Mason, based in Baltimore, Maryland, is a holding company which provides securities brokerage, investment management and investment banking services through its wholly owned subsidiaries. Information on the officers and directors of Brandywine is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-27797) and is incorporated herein by reference.


    BRINSON PARTNERS, INC. ("Brinson Partners") is a registered investment adviser. Gary P. Brinson is President and Managing Director of Brinson Partners. Brinson Partners is indirectly wholly-owned by UBS AG ("UBS AG"). UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Information on the officers and directors of Brinson Partners is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-34910) and is incorporated herein by reference.


    DELAWARE MANAGEMENT COMPANY, INC. ("Delaware") is a registered investment adviser. Delaware is an indirect, wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Information on the officers and directors of Delaware is included on its Form ADV filed with the Securities and Exchange Commission (registration number 801-32108) and is incorporated herein by reference.

    MARTIN CURRIE INC. ("Martin Currie") is a registered investment adviser. It is a wholly owned subsidiary of Martin Currie Ltd., a UK money manager. Information on the officers and directors of Martin Currie is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-14261) and is incorporated herein by reference.

    MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins") is a registered investment adviser and is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. Mitchell Hutchins is primarily engaged in the investment advisory business. Information on the officers and directors of Mitchell Hutchins is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

    MORGAN GRENFELL CAPITAL MANAGEMENT, INCORPORATED ("MGCM") is a registered investment adviser. All of the outstanding voting stock of MGCM is owned by Morgan Grenfell Asset Management, Ltd., which is a wholly owned subsidiary of Morgan Grenfell Group plc. Morgan Grenfell Group plc is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Information on the officers and directors of MGCM is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-27291) and is incorporated herein by reference.

    PACIFIC INCOME ADVISERS, INC. ("PIA") is a registered investment adviser. Lloyd McAdams and Heather U. Baines, who serve as Chairman and Chief Investment Officer of PIA and President and Chief Executive Officer, respectively, own PIA's voting securities, which makes each of them controlling persons of PIA. Information on the officers and directors of PIA is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-27828) and is incorporated herein by reference.


    PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO") is a registered investment adviser. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, and PIMCO Partners LLC. PIMCO Partners, G.P. is the sole general partner of PAH. Information on the officers and directors of PIMCO is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7260) and is incorporated herein by reference.


    ROGGE GLOBAL PARTNERS PLC ("Rogge Global") is a registered investment adviser. Rogge Global is a wholly owned subsidiary of United Asset Management Corporation, a publicly held investment advisory firm listed on the New York Stock Exchange. Information on the officers and directors of Rogge Global is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-25482) and is incorporated herein by reference.

    SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCMI") is a registered investment adviser. It is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc, which is listed on the London Stock Exchange, is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in numerous countries worldwide. Information on the officers and directors of SCMI is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-15834) and is incorporated herein by reference.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 5 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 25th day of November 1998.


                                PAINEWEBBER PACE SELECT ADVISORS TRUST

                                By             /s/ MARGO N. ALEXANDER
                                     ------------------------------------------
                                                Dianne E. O'Donnell
                                        VICE PRESIDENT, ASSISTANT SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ MARGO N. ALEXANDER
------------------------------  President and Trustee        November 25, 1998
     Margo N. Alexander*

      /s/ PAUL SCHUBERT         Vice President and
------------------------------    Treasurer (Chief           November 25, 1998
       Paul Schubert***           Financial Officer)

    /s/ DAVID J. BEAUBIEN
------------------------------  Trustee                      November 25, 1998
      David J. Beaubien*

     /s/ BRUCE A. BURSEY
------------------------------  Trustee                      November 25, 1998
      Bruce A. Bursey**

  /s/ E. GARRETT BEWKES, JR.
------------------------------  Trustee                      November 25, 1998
   E. Garrett Bewkes, Jr.*

  /s/ WILLIAM W. HEWITT, JR.
------------------------------  Trustee                      November 25, 1998
   William W. Hewitt, Jr.*

    /s/ MORTON L. JANKLOW
------------------------------  Trustee                      November 25, 1998
      Morton L. Janklow*

     /s/ J. RICHARD SIPES
------------------------------  Trustee                      November 25, 1998
      J. Richard Sipes*

     /s/ WILLIAM D. WHITE
------------------------------  Trustee                      November 25, 1998
      William D. White*

 /s/ M. CABELL WOODWARD, JR.
------------------------------  Trustee                      November 25, 1998
  M. Cabell Woodward, Jr.**



------------------------

  * Signatures affixed by Dianne E. O'Donnell pursuant to powers of attorney dated June 15, 1995, filed herewith.

 ** Signatures affixed by Dianne E. O'Donnell pursuant to powers of attorney dated February 22, 1996, filed herewith.

*** Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated
    September 30, 1997, filed herewith.

                               POWER OF ATTORNEY

    I, Bruce A. Bursey, Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ BRUCE A. BURSEY
------------------------------           Trustee             February 22, 1996
       Bruce A. Bursey

                               POWER OF ATTORNEY

    I, M. Cabell Woodward Jr., Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne
E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

 /s/ M. CABELL WOODWARD, JR.
------------------------------           Trustee             February 22, 1996
   M. Cabell Woodward, Jr.

                               POWER OF ATTORNEY

    I, Margo N. Alexander, Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ MARGO N. ALEXANDER
------------------------------           Trustee               June 15, 1995
      Margo N. Alexander

                               POWER OF ATTORNEY

    I, David J. Beaubien, Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ DAVID J. BEAUBIEN
------------------------------           Trustee               June 15, 1995
      David J. Beaubien

                               POWER OF ATTORNEY

    I, E. Garrett Bewkes, Jr., Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne
E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ E. GARRETT BEWKES, JR.
------------------------------  Trustee                     June 15, 1995
    E. Garrett Bewkes, Jr.

                               POWER OF ATTORNEY

    I, William W. Hewitt, Jr., Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne
E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

  /s/ WILLIAM W. HEWITT, JR.
------------------------------           Trustee               June 15, 1995
    William W. Hewitt, Jr.

                               POWER OF ATTORNEY

    I, Morton L. Janklow, Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

    /s/ MORTON L. JANKLOW
------------------------------  Trustee                     June 15, 1995
      Morton L. Janklow

                               POWER OF ATTORNEY

    I, J. Richard Sipes, Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ J. RICHARD SIPES
------------------------------  Trustee                     June 15, 1995
       J. Richard Sipes

                               POWER OF ATTORNEY

    I, William D. White, Trustee of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd, Joan L. Cohen and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Trustee for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ WILLIAM D. WHITE
------------------------------  Trustee                     June 15, 1995
       William D. White

                               POWER OF ATTORNEY

    I, Paul Schubert, Treasurer of Managed Accounts Services Portfolio Trust (the "Trust"), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell and Jon S. Rand, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Treasurer for the Trust, any and all amendments to each of the particular registration statements of the Trust, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.

    Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

      /s/ PAUL SCHUBERT
------------------------------          Treasurer           September 30, 1997
        Paul Schubert